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As filed with the Securities and Exchange Commission on April 20, 2001

File No. 333-72775
File No. 811-7337

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-6
 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    / /
PRE-EFFECTIVE AMENDMENT NO.    / /
POST-EFFECTIVE AMENDMENT NO. 2    /x/
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    / /
AMENDMENT NO. 26    /x/

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
(Exact Name of Trust)

PROTECTIVE LIFE INSURANCE COMPANY
(Name of Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(Address of Depositor's Principal Executive Offices)

Copy to:

Nancy Kane, Esquire 2801 Highway 280 South Birmingham, Alabama 35223 (Name and Address of Agent for Service of Process)	Stephen E. Roth, Esquire Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2404

It is proposed that this filing become effective (check appropriate box):

        / /  immediately upon filing pursuant to paragraph (b) of Rule 485;

        /x/  on May 1, 2001 pursuant to paragraph (b) of Rule 485;

        / /  60 days after filing pursuant to paragraph (a) of Rule 485;

        / /  on (date) pursuant to paragraph (a)(i) of Rule 485

Title of Securities Being Registered:
Interests in a separate account issued through variable life insurance policies.

PROSPECTUS

Issued by: PROTECTIVE LIFE INSURANCE COMPANY
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone (800) 866-3555

    This prospectus describes Transitions, an individual flexible premium variable and fixed life insurance policy (the "Policy") for individuals and certain groups. Protective Life Insurance Company ("Protective Life") issues each Policy. Please read the prospectus carefully before you invest.

    The Policy is designed to provide insurance protection on the life of the insured individual named in the Policy.

    You have the flexibility to vary the amount and timing of premium payments and your coverage will stay in force as long as sufficient Policy Value is maintained.

    The value of the life insurance policy will fluctuate with the investment performance of the investment options you select. A Fixed Account is also available.

    The Owner may, within limits, allocate Net Premiums and Policy Value to one or more Sub-Accounts of the Protective Variable Life Separate Account (the "Variable Account") and Protective Life's general account (the "Fixed Account"). The prospectuses for the investment funds describe the investment objective(s) and risks of investing in the Sub-Account corresponding to each. You bear the entire investment risk for Policy Value allocated to a Sub-Account. The Policy has no guaranteed minimum Surrender Value except for amounts allocated to the Fixed Account. The assets of each Sub-Account will be invested solely in a corresponding Fund of Protective Investment Company, Van Kampen Life Investment Trust, MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Calvert Variable Series, Inc., and Fidelity® Variable Insurance Products Funds.

    It may not be advantageous to replace existing insurance with this Policy. Within certain limits, you may return the Policy.

    Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy through binding arbitration. This provision is intended to restrict an Owner's ability to litigate such disputes. See "Arbitration".

    These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    This Policy may not be available for sale in all states.

    An investment in the Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Policy federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Policy involves certain risks, including the loss of premium paid (principal).

The date of this prospectus is May 1, 2001

PROSPECTUS CONTENTS

- Loan Repayment	23
- Interest	24
- Non-Payment of Policy Loan	24
- Effect of a Policy Loan	24
Death Benefit Proceeds	24
- Calculation of Death Benefit Proceeds	24
- Death Benefit Options	25
- Changing the Death Benefit Option	25
- Changing the Face Amount	25
- Increasing the Face Amount	25
- Decreasing the Face Amount	26
- Additional Coverage from Term Rider for Covered Insured (CIR)	26
Settlement Options	27
- Minimum Amounts	27
- Other Requirements	27
The Fixed Account	28
The Fixed Account	28
Interest Credited on Fixed Account Value	28
Payments from the Fixed Account	28
Charges and Deductions	28
Monthly Deduction	29
- Cost of Insurance Charge	29
- Cost of Insurance Rates	29
- Cost of Insurance Charge under a CIR	30
- Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits	30
- Monthly Administration Fee	30
- Supplemental Rider Charges	30
- Mortality and Expense Risk Charge	30
Transfer Fee	31
Withdrawal Charge	31
Fund Expenses	31
Exchange Privilege	31
Effect of the Exchange Offer	33
- Tax Matters	33
- Sales Commissions	33
Illustrations of Policy Values, Surrender Values, Death Benefits and Accumulated Premiums	34
Other Policy Benefits and Provisions	43
Limits on Rights to Contest the Policy	43
- Incontestability	43
- Suicide Exclusion	43
Changes in the Policy or Benefits	43
- Misstatement of Age or Sex	43
- Other Changes	43
Suspension or Delay of Payments	43
Reports to Policy Owners	43
Assignment	44
Arbitration	44
Supplemental Riders and Endorsements	44
- Children's Term Life Insurance Rider	44
- Accidental Death Benefit Rider	44

- Disability Benefit Rider	44
- Guaranteed Insurability Rider	44
- Protected Insurability Benefit Rider	44
- Term Rider for Covered Insured	45
- Terminal Illness Accelerated Death Benefit Endorsement	45
Reinsurance	45
Uses of the Policy	45
Tax Considerations	46
Introduction	46
Tax Status of Protective Life	46
Taxation of Life Insurance Policies	46
- Tax Status of the Policy	46
— Diversification Requirements	47
— Ownership Treatment	47
- Tax Treatment of Life Insurance Death Benefit Proceeds	47
- Tax Deferral During Accumulation Period	48
- Policies Not Owned by Individuals	48
- Policies Which Are Not MEC's	48
— Tax Treatment of Withdrawals Generally	48
— Certain Distributions Required by the Tax Law in the First 15 Policy Years	48
— Tax Treatment of Loans	48
- Policies Which Are MEC's	49
— Characterization of a Policy as a MEC	49
— Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs	49
— Penalty Tax	49
— Aggregation of Policies	49
— Constructive Receipt Issues	49
- Actions to Ensure Compliance with the Tax Law	50
- Other Considerations	50
Federal Income Tax Withholding	50
Other Information About the Policies and Protective Life	50
Sale of the Policies	50
Protective Life Directors and Executive Officers	51
State Regulation	52
Additional Information	52
Independent Accountants	52
Experts	53
IMSA	53
Legal Matters	53
Financial Statements	53
Index to Financial Statements	F-1
Appendices
A-Examples of Death Benefit Options	A-1

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

DEFINITIONS

"We", "us", "our", "Protective Life", and "Company" refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

Attained Age — The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period — Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

CIR — The Term Rider for the Covered Insured.

Death Benefit Option — The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Option — One of two options that an Owner may select for the computation of Death Benefit Proceeds. Face Amount (Option A, Level), or Face Amount Plus Policy Value (Option B, Increasing).

Death Benefit Proceeds — The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt, (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest and (3) any unpaid monthly deductions if the Insured dies during a grace period.

Face Amount — A dollar amount selected by the Owner and shown in the Policy.

Fixed Account — Part of Protective Life's general account to or from which Policy Value may be transferred and into which premiums may be allocated under a Policy.

Fixed Account Value — The Policy Value in the Fixed Account.

Fund — A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Home Office — 2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount — The Face Amount on the Policy Effective Date.

Insured — The person whose life is covered by the Policy.

Issue Age — The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date — The date the Policy is issued.

Lapse — Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account — An account within Protective Life's general account to which Fixed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Minimum Monthly Premium — For Policies issued on Insured's Issue Age up to 75, the cumulative minimum amount of premium payments (net of any Policy Debt or withdrawals) that must be paid in order for the No-Lapse Guarantee to remain in effect.

Monthly Anniversary Day — The same day in each month as the Policy Effective Date.

Monthly Deduction — The fees and charges deducted monthly from the Policy Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Policy Anniversary — The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt — The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date — The date shown in the Policy as of which coverage under the Policy begins.

Policy Value — The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.

Policy Year — Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Sub-Account — A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value — The Policy Value in a Sub-Account.

Surrender Value — The Policy Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest.

Valuation Day — Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period — The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account — Protective Variable Life Separate Account, a separate investment account of Protective Life to or from which Policy Value may be transferred and into which premiums may be allocated.

Variable Account Value — The sum of all Sub-Account Values.

SUMMARY AND DIAGRAM OF THE POLICY

    The following summary of prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Policy Debt.

    Policy.  In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to "Policy" in this prospectus include certificates, unless the context requires otherwise.

    Purpose of the Policy.  The Policy is designed to be a long-term investment providing insurance benefits. A prospective Owner should consider the Policy in conjunction with other insurance policies he or she may own, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations (see below).

    Comparison with Universal Life Insurance.  The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance: the Owner of a Policy pays premiums for insurance coverage on the person insured; the Policy provides for accumulation of a Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime; and the Surrender Value during the early Policy Years is likely to be lower than the aggregate premiums paid.

    However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may, and the Policy Value will, increase or decrease to reflect the investment performance of any Sub-Accounts to which Policy Value is allocated. Also, unless the entire Policy Value is allocated to the Fixed Account, there is no guaranteed minimum Surrender Value except with respect to Policy Value that is allocated to the Fixed Account. If Surrender Value is insufficient to pay charges due, then, after a grace period, the Policy will lapse without value. (See "Policy Lapse and Reinstatement".) However, Protective Life guarantees that the Policy will remain in force during the first 5 Policy Years, as long as certain requirements related to the Minimum Monthly Premium have been met. (See "Premiums — No-Lapse Guarantee".) If a Policy lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% penalty tax. (See "Tax Considerations".)

    Death Benefit Options.  Two Death Benefit options are available under the Policy: Face Amount (Option A, Level) and Face Amount plus Policy Value (Option B, Increasing). Protective Life guarantees that the Death Benefit Proceeds will never be less than the Face Amount of insurance (less any outstanding Policy Debt or liens and any past due charges) as long as sufficient premiums are paid to keep the Policy in force. The Policy provides for a Surrender Value that can be obtained by surrendering the Policy. The Policy also permits loans and withdrawals, within limits.

    Illustrations.  Illustrations in this prospectus or illustrations used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

    Tax Considerations.  Protective Life intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended. A Policy may be a "modified endowment contract" under federal tax law depending upon the amount of premiums paid in relation to the Death Benefit provided under the Policy. Protective Life will monitor Policies and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Tax Considerations".

    Cancellation privilege.  For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a refund. (See "Cancellation Privilege".) In certain states, until the end of this "Cancellation Period," Protective Life reserves the right to allocate premium payments to the Oppenheimer Money Fund Sub-Account or to the Fixed Account. (See "Premium Allocations".)

    Owner Inquiries.  If you have any questions, you may write or call Protective Life's Home Office at 2801 Highway 280 South, Birmingham, Alabama 35223, 1-800-265-1545.

DIAGRAM OF POLICY

PREMIUM PAYMENTS

• You select a payment plan but are not required to pay premiums according to the plan. You can vary the amount and frequency and can skip planned premium payments. See "Premiums" pages 17 and 18 for rules and limits.
• The Policy's minimum initial premium and planned premium payments depend on the Insured's age, sex and underwriting class, Face Amount selected, and any supplemental riders.
• Unscheduled premium payments may be made, within limits. See page 18.
• Under certain circumstances, extra premiums may be required to prevent lapse. See "Policy Lapse and Reinstatement" pages 19 and 20.

***

ALLOCATION OF PREMIUM PAYMENTS
• You direct the allocation of premium among 30 Sub-Accounts and the Fixed Account. See page 19 for rules and limits on premium allocations.

• The Sub-Accounts invest in corresponding Funds. See pages 11 through 14. Funds available are the PIC Funds, the Van Kampen Funds, the Oppenheimer Funds, the MFS Funds, the Calvert Fund and the Fidelity Funds (as defined below).

• Interest is credited on amounts allocated to the Fixed Account at a rate determined by Protective Life, but not less than an annual effective rate of 4%. See pages 19 and 28 for rules and limits on Fixed Account allocations.

DEDUCTIONS FROM POLICY VALUE

• Monthly Deduction is made for cost of insurance, administration fees, mortality and expense risk charges and charges for any supplemental rider. Administration fees are $3.00 per month. Monthly mortality and expense risk charges are currently equal to .062% multiplied by the value of the assets in the Variable Account (which is equivalent to an annual rate of approximately 0.75% of such amount) during Policy Years 1 through 10 and .021% multiplied by the value of the assets in the Variable Account (which is equivalent to an annual rate of approximately 0.25%) in Policy Years 11 and thereafter. The guaranteed monthly mortality and expense risk charge is .075% multiplied by the value of the assets in the Variable Account (which is equivalent to an annual rate of approximately 0.90%) on all years. The mortality and expense risk charge is not deducted from Fixed Account. See "Monthly Deduction" pages 29 through 31.

DEDUCTIONS FROM ASSETS
• Investment advisory fees, Fund operating expenses and any applicable distribution and/or service (12b-1) fees are also deducted from the assets of each Fund.

*** POLICY VALUE
• Is the amount in the Sub-Accounts and in the Fixed Account credited to your Policy plus the value held in the general account to secure the Policy Debt.
• Varies from day to day to reflect Sub-Account investment experience, interest credited on any Fixed Account allocations, charges deducted and any other Policy transactions (such as Policy loans, transfers and withdrawals). See "Calculation of Policy Value" pages 20 and 21. There is no minimum guaranteed Policy Value except with respect to amounts allocated to the Fixed Account. The Policy may lapse if the Surrender Value is insufficient to cover a Monthly Deduction due. See page 19.
• Can be transferred between and among the Sub-Accounts and the Fixed Account. A transfer fee of $25 may apply if more than 12 transfers are made in a Policy Year. See pages 21 through 22 for rules and limits. Policy loans reduce the amount available for transfers.
• Is the starting point for calculating certain values under a Policy, such as the Surrender Value and the Death Benefit used to determine Death Benefit Proceeds.

*** CASH BENEFITS	*** DEATH BENEFITS

• After the first Policy Year, loans may be taken for amounts up to 90% of Surrender Value, at an effective annual interest rate of 6.0% during the first 10 Policy Years and currently 4.00% (4.25% guaranteed) thereafter. See "Policy Loans" pages 23 through 24 for rules and limits.
• After the first Policy Year, withdrawals generally can be made provided there is sufficient remaining Surrender Value. A withdrawal charge of the lesser of $25 or 2% of the withdrawal amount requested will apply to each withdrawal. See "Withdrawal Privilege" on pages 22 and 23 for rules and limits.
• The Policy may be surrendered in full at any time for its Surrender Value.
• A variety of settlement options are available. See page 27.

• Available as lump sum or under a variety of settlement options.
• The minimum Face Amount is $250,000.
• Two Death Benefit Options are available: Option A, Level (which is equal to the Face Amount), and Option B, Increasing (which is equal to the Face Amount plus Policy Value). See page 25.
• Flexibility to change the Death Benefit Option and Face Amount. See pages 25 and 26 for rules and limits.
• The No-Lapse Guarantee keeps the Policy in force regardless of the sufficiency of Surrender Value so long as for each month the cumulative premiums paid on the Policy, less any withdrawals and any Policy Debt are at least equal to the Minimum Monthly Premium. See "No-Lapse Guarantee" page 18.
• Supplemental riders or endorsements may be available. See pages 44 and 45.

EXPENSE TABLE

    The Sub-Accounts invest in corresponding Funds. (See "The Funds" pages 11-14.) The current Funds available and the investment advisory fees and other expenses are as follows:

ANNUAL FUND EXPENSES

    (after certain reimbursements and as percentage of average net assets)

	Management (Advisory) Fees	12b-1 Fees(8)	Other Expenses After Certain Reimbursements(9)	Total Annual Fund Expenses (after certain reimbursements)(9)
Protective Investment Company (PIC) (1)
International Equity Fund	1.10%		0.00%	1.10%
Small Cap Value Fund	0.80%		0.00%	0.80%
Capital Growth Fund	0.80%		0.00%	0.80%
CORESM U.S. Equity Fund	0.80%		0.00%	0.80%
Growth and Income Fund	0.80%		0.00%	0.80%
Global Income Fund	1.10%		0.00%	1.10%
Van Kampen Life Investment Trust (2)
Emerging Growth Portfolio	0.70%		0.05%	0.75%
Enterprise Portfolio	0.50%		0.10%	0.60%
Comstock Portfolio	0.00%		1.01%	1.01%
Growth and Income Portfolio	0.55%		0.20%	0.75%
Strategic Stock Portfolio	0.13%		0.53%	0.66%
Asset Allocation Portfolio	0.33%		0.27%	0.60%
MFS® Variable Insurance TrustSM (3, 4)
New Discovery Series	0.90%		0.16%	1.06%
Emerging Growth Series	0.75%		0.10%	0.85%
Research Series	0.75%		0.10%	0.85%
Investors Growth Stock Series	0.75%		0.16%	0.91%
Investors Trust Series	0.75%		0.12%	0.87%
Utilities Series	0.75%		0.16%	0.91%
Total Return Series	0.75%		0.15%	0.90%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA	0.62%		0.02%	0.64%
Global Securities Fund/VA	0.64%		0.04%	0.68%
Capital Appreciation Fund/VA	0.64%		0.03%	0.67%
Main Street Growth & Income Fund/VA	0.70%		0.03%	0.73%
High Income Fund/VA	0.74%		0.05%	0.79%
Strategic Bond Fund/VA	0.74%		0.05%	0.79%
Money Fund/VA	0.45%		0.06%	0.51%
Calvert Variable Series, Inc. (5)
Social Balanced Portfolio	0.70%		0.18%	0.88%
Fidelity® Variable Insurance Products Funds
VIP Index 500 Portfolio, SC (6)	0.24%	0.10%	0.10%	0.44%
VIP Growth Portfolio, SC (7)	0.57%	0.10%	0.09%	0.76%
VIP Contrafund® Portfolio, SC (7)	0.57%	0.10%	0.09%	0.76%

(1)	The annual expenses listed for all of the PIC Funds are net of certain reimbursements by PIC's investment manager. (See "The Funds".) Absent the reimbursements, total expenses for the period ended December 31, 2000 were: CORESM U.S. Equity Fund 0.86%, Small Cap Value Fund 0.88%,

International Equity Fund 1.35%, Growth and Income Fund 0.85%, Capital Growth Fund 0.86%, and Global Income Fund 1.30%. PIC's investment manager has voluntarily agreed to reimburse certain of each Fund's expenses in excess of its management fees. Although this reimbursement may be ended on 120 days' notice to PIC, the investment manager has no present intention of doing so.

(2)
The Advisor has voluntarily agreed to reimburse the Portfolios for all advisory fees in excess of certain thresholds. This agreement was in effect for the period January 1, 2000 to December 31, 2000 and will continue through the period of January 1, 2001 to December 31, 2001. There is no guarantee that the Advisor will continue the reimbursement beyond December 31, 2001. Absent these reimbursements, the advisory fees would have been 0.60% for the Comstock Portfolio, 0.60% for the Growth and Income Portfolio, 0.50% for the Strategic Stock Portfolio and 0.50% for the Asset Allocation Portfolio; the "Other Expenses" would have been 1.60% for the Comstock Portfolio, 0.20% for the Growth and Income Portfolio, 0.53% for the Strategic Stock Portfolio and 0.27% for the Asset Allocation Portfolio.
(3)
MFS has agreed to bear expenses for these series, subject to reimbursement by these series, such that, with the exception of the Utilities Series, each series' "Other Expenses" shall not exceed 0.15% of the average daily net assets of these series during the current fiscal year. This waiver and reimbursement was in effect for the period ending December 31, 2000. The payments made by MFS on behalf of each series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004 (May 1, 2002 in the case of the New Discovery Series). MFS may, in its discretion, terminate this arrangement at an earlier date, provided that the arrangement will continue for each series until at least May 1, 2002, unless terminated with the consent of the board of trustees which oversees the series. Absent the reimbursements, total expenses for the New Discovery Series for the period ended December 31, 2000 were 1.09% reflecting "Other Expenses" of 0.19% and total expenses for the Investors Growth Stock Series were 0.92% reflecting "Other Expenses" of 0.17%.
(4)
Each Series has an expense offset arrangement which reduces the Series' custodian based fee based on the amount of cash maintained by the Series with its custodian and dividend disbursing agent. Each Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the Series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 1.05% for the New Discovery Series; 0.84% for the Emerging Growth Series, 0.84% for the Research Series; 0.86% for the Investors Trust Series, 0.90% for the Investors Growth Stock Series; 0.89% for the Total Return Series, and 0.90% for the Utilities Series.
(5)	"Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 0.86% for Calvert Social Balanced.

(6)	The annual class operating expenses provided are based on estimated expenses. Expenses shown in table are without reimbursements.
(7)
Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of univested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details. Expenses shown in table are without reimbursements.
(8)
The 12b-1 fees deducted from the 12b-1 classes of these Funds covers certain distribution and shareholder support services provided by the companies selling contracts investing in those funds. The portion of the 12b-1 fees assessed against the Variable Account's assets invested in the Funds will be remitted to Investment Distributors, Inc., the principal underwriter for the Policies. Because distribution and/or service (12b-1) fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(9)	Expenses shown after reimbursements except as indicated in the accompanying footnotes.

    The above tables are intended to assist the owner in understanding the costs and expenses that he or she will bear directly or indirectly. The tables reflect the investment management fees and other expenses and total expenses for each Fund for the period January 1, 2000 to December 31, 2000. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectus for each of the Funds, which accompany this prospectus.

GENERAL INFORMATION ABOUT PROTECTIVE LIFE,
THE VARIABLE ACCOUNT AND THE FUNDS

Protective Life Insurance Company

    Protective Life is a Tennessee stock life insurance company. Founded in 1907, Protective Life offers individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2000, Protective Life had total assets of approximately $15.0 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $15.1 billion at December 31, 2000.

Protective Variable Life Separate Account

    Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies of practices or the Variable Account.

    Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

    The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

    Currently, thirty Sub-Accounts of the Variable Account are available under the Policies: PIC International Equity; PIC Small Cap Value; PIC Capital Growth; PIC CORE U.S. Equity; PIC Growth and Income; PIC Global Income; Van Kampen Emerging Growth; Van Kampen Enterprise; Van Kampen Comstock; Van Kampen Growth and Income; Van Kampen Strategic Stock; Van Kampen Asset Allocation; MFS New Discovery; MFS Emerging Growth; MFS Research; MFS Investors Growth Stock; MFS Investors Trust; MFS Utilities; MFS Total Return; Oppenheimer Aggressive Growth; Oppenheimer Global Securities; Oppenheimer Capital Appreciation; Oppenheimer Main Street Growth & Income; Oppenheimer High Income; Oppenheimer Strategic Bond; Oppenheimer Money Fund; Calvert Social Balanced; Fidelity VIP Index 500, SC; Fidelity VIP Growth, SC; and Fidelity VIP Contrafund®, SC.

The Funds

    Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Protective Investment Company (the "PIC Funds") managed by Protective Investment Advisors, Inc. and subadvised by Goldman Sachs Asset Management or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen

Asset Management, Inc.; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM (the "MFS Funds") managed by MFS Investment Management; Calvert Variable Series, Inc. (the "Calvert Fund") managed by Calvert Asset Management Company, Inc.; or Fidelity® Variable Insurance Products Funds (the "Fidelity Funds") managed by Fidelity Management & Research Company and subadvised by Bankers Trust Company, in the case of the Fidelity VIP Index 500 Portfolio, SC, and FMR Co., Inc. in the case of the Fidelity VIP Growth Portfolio, SC and Fidelity VIP Contrafund® Portfolio, SC. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

    There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Protective Investment Company (PIC)

    International Equity Fund.  This Fund seeks long-term capital appreciation. This Fund will pursue its objectives by investing, under normal circumstances, substantially all, and at least 65% of its total assets in equity and equity-related securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

    Small Cap Value Fund.  This Fund seeks long-term growth of capital. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

    Capital Growth Fund.  This Fund seeks long-term growth of capital. The Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in equity securities that are considered by the Investment Adviser to have long-term capital appreciation potential.

    CORE U.S. Equity Fund.  This Fund seeks long-term growth of capital and dividend income. This Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States. The Fund's investments are selected using a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index.

    Growth and Income Fund.  This Fund seeks long-term growth of capital and growth of income. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities that the investment adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

    Global Income Fund.  This Fund seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This Fund will pursue its objectives by investing primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers (including non-dollar securities) and entering into foreign currency transactions.

Van Kampen Life Investment Trust

    Emerging Growth Portfolio.  This Fund seeks capital appreciation.

    Enterprise Portfolio.  This Fund seeks capital appreciation through investment in securities believed by the investment adviser to have above average potential for capital appreciation.

    Comstock Portfolio.  This Fund seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

    Growth and Income.  This Fund seeks income and long-term growth of capital and income.

    Strategic Stock Portfolio.  This Fund seeks above average total return through a combination of potential capital appreciation and dividend income consistent with the preservation of invested capital.

    Asset Allocation Portfolio.  This Fund seeks high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation.

MFS® Variable Insurance TrustSM

        New Discovery Series.  This Fund seeks capital appreciation.

    Emerging Growth Series.  This Fund seeks to provide long-term growth of capital.

    Research Series.  This Fund seeks to provide long-term growth of capital and future income.

    Investors Growth Stock Series (formerly "Growth Series").  This Fund seeks to provide long-term growth of capital and future income rather than current income.

    Investors Trust Series (formerly "Growth With Income Series").  This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

    Utilities Series.  This Fund seeks capital growth and current income above that available from a portfolio invested entirely in equity securities.

    Total Return Series.  This Fund seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

    Aggressive Growth Fund/VA.  This Fund seeks capital appreciation.

    Global Securities Fund/VA.  This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

    Capital Appreciation Fund/VA.  This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

    Main Street Growth & Income Fund/VA.  This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

    High Income Fund/VA.  This Fund seeks a high level of current income from investment in high yield fixed-income securities.

    Money Fund/VA.  This Fund seeks to maximize current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

    Strategic Bond Fund/VA.  This Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.

Calvert Variable Series, Inc.

    Social Balanced Portfolio.  This Fund seeks to achieve a competitive total return through an actively managed, non-diversified portfolio of stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the investment and social criteria.

Fidelity® Variable Insurance Products Funds

    VIP Index 500 Portfolio, SC.  This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

    VIP Growth Portfolio, SC.  This Fund seeks to achieve capital appreciation.

    VIP Contrafund® Portfolio, SC.  This Fund seeks long-term capital appreciation.

    There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

    More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks of investing in the Funds and other aspects of their operations can be found in the current prospectus for each of the Funds, which accompany this prospectus, and the current statement of additional information for each of the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premiums or transfers among the Sub-Accounts.

    Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Other Information about the Funds.

    Each Fund sells its shares to the Variable Account under the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. The Variable Account would not be able to purchase additional shares of a Fund if the participation agreement relating to the Fund terminates. Owners would not be able to allocate assets in the Variable Account or premiums to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate premiums or transfer Account Value to the Sub-Account investing in shares of that Fund.

    Our affiliate, Investment Distributors, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from the assets of some Funds for providing certain distribution and shareholder support services to such Funds. Protective Life has entered into agreements with the investment managers or advisers of the Funds pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life and its affiliates) in the Funds managed by that manager or adviser. These percentages differ, and some investment managers or advisers pay us more than other investment managers or advisers. These fees are in consideration for administrative services provided to the Funds by Protective Life and its affiliates. Payment of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders. The amounts we receive under these agreements may be significant.

Other Investors in the Funds

    Protective Investment Company (PIC) currently sells shares of its Funds only to Protective Life as the underlying investment for the Variable Account as well as for variable annuity contracts issued through Protective Life and its subsidiary Protective Life and Annuity Insurance Company. PIC may in the future sell shares of its Funds to other separate accounts of Protective Life or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance policies. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code. Protective Life currently does not foresee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity contracts or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable life insurance policies other than the Policies or variable annuity contracts or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective Life believes that PIC's response to any such conflicts does not provide enough protection for Owners, it will take appropriate action on its own, including withdrawing the Variable Account's investment in the Fund. (See the PIC prospectus for more detail.)

    Shares of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Calvert Fund and Fidelity Funds are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the board of directors (or trustees) of each of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Calvert Fund and Fidelity Funds monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

    Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have different fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

    Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers.

    If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Rights

    Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

    Protective Life will send Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

    An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund.

    Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

    Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

THE POLICY

Purchasing a Policy

    To purchase a Policy, a prospective Owner must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. ("IDI"). (See "Premiums".) Protective Life requires satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 75 if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With the consent of the Owner, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Premium is not a requirement to issue a policy but your insurance will not take effect until you pay your initial premium. Premium may be collected at the time of Policy delivery.

    Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to delivery of the Policy may not exceed $500,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insured under 15 days of age.

    In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application. Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date and the calculation of the No-Lapse Guarantee will include the Minimum Monthly Premium for the backdated period.

    The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By written notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a Contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a Contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences. (See "Tax Considerations".)

    Fees, charges and benefits available under the Policies may vary depending on the state in which the Policy is issued.

Cancellation Privilege

    You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

  (1)
  10 days after you receive your Policy,

  (2)
  45 days after you sign your application, or

  (3)
  10 days after Protective Life mails or delivers a Notice of Right of Withdrawal.

    Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of

  (1)
  the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account,

  (2)
  Fixed Account Value determined as of the date the returned Policy is received, and

  (3)
  Variable Account Value determined as of the date the returned Policy is received.

    This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

Premiums

    Minimum Initial Premium.  The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant and the planned periodic premiums that the applicant selects. See "Planned Periodic Premiums," below. Consult your sales representative for information about the initial premium required for the coverage you desire.

    Planned Periodic Premiums.  In the application the Owner selects a plan for paying level premiums at specified intervals (e.g., quarterly, semi-annually or annually). At the Owner's election, we will also arrange for payment of planned periodic premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay premiums in accordance with these plans. You can pay more or less than planned or skip a planned periodic premium entirely. (See, however, "Policy Lapse and Reinstatement".) Subject to the limits described below, you can change the amount and frequency of planned periodic premiums whenever you want by written notice to Protective Life at the Home Office.

    Unless you have arranged to pay planned periodic premiums by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for planned periodic premiums.

    Unscheduled Premiums.  Subject to the limitations described below, additional unscheduled premiums may be paid in any amount and at any time. By written notice to Protective Life at the Home Office, the Owner may specify that all unscheduled premiums are to be applied as repayments of Policy Debt, if any.

    Premium Limitations.  Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life Insurance Company, and be dated prior to its receipt at the Home Office.

    Additional limitations apply to premiums. Premium payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. (See "Premium Allocations.") Protective Life also reserves the right to limit the amount of any premium payment. In addition, at any point in time aggregate premiums paid under a Policy may not exceed guideline premium payment limitations for life insurance policies set forth in the Internal Revenue Code. Protective Life will immediately refund any portion of any premium payment that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance. Protective Life will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code. (See "Tax Considerations".)

    No-Lapse Guarantee.  In return for paying the Minimum Monthly Premium specified in the Policy or an amount equivalent thereto by the Monthly Anniversary Day, Protective Life guarantees that a Policy and its associated riders and endorsements will remain in force. This provision remains in effect during the first 5 Policy Years regardless of the Policy Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid less any withdrawals and Policy Debt is greater than or equal to the Minimum Monthly Premium (shown in the Policy) multiplied by the number of complete policy months since the Policy Effective Date, including the current policy month. The Minimum Monthly Premium is calculated for each Policy based on the age, sex and rate class of the Insured, the requested Face Amount and any supplemental riders. We will not notify you in the event the No-Lapse Guarantee is no longer in effect.

    If you increase your Policy's Face Amount or change the Death Benefit option while the No-Lapse Guarantee is in effect, Protective Life will not extend the period of this guarantee beyond the 5th Policy Year. The guarantee period is based on the Policy Effective Date. However, upon an increase in Face Amount, Protective Life will recalculate the Minimum Monthly Premium, which will generally also increase. Any other change in the benefits provided under this Policy or its riders which is made after the Policy Effective Date and during the period of the No-Lapse Guarantee also may result in a change to the Minimum Monthly Premium. Protective Life will notify you of any increase in the Minimum Monthly Premium and will amend your Policy to reflect the change.

    Premium Payments Upon Increase in Face Amount.  Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. (See "Death Benefit Proceeds".) You will be notified if a premium payment is necessary or a change appropriate.

Premium Allocations

    Owners must indicate in the application how premium is to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premiums. Owners may change the allocation instructions in effect at any time by written notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Account and the Fixed Account must be equal to 100% of premium. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which premiums may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts and the Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 5% of any Net Premiums.

    For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial premium (and any subsequent premium paid during the Cancellation Period) to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all premiums will be allocated according to your allocation instructions then in effect.

    Planned periodic premiums and unscheduled premiums not requiring additional underwriting will be credited to the Policy and the premiums will be invested as requested as of the Valuation Date they are received by the Home Office. However, any premium paid in connection with an increase in Face Amount will be allocated to the Fixed Account until underwriting has been completed. When approved, the Policy Value in the Fixed Account attributable to the resulting premium will be reallocated in accordance to your allocation instructions then in effect. If an additional premium payment is rejected, Protective Life will return the entire premium immediately, without any adjustment for investment experience.

    Unless designated by the Owner as a loan repayment, premiums received from Owners (other than planned periodic premiums) are treated as unscheduled premiums.

Policy Lapse and Reinstatement

    Lapse.  Unlike a conventional life insurance policy, failure to pay planned periodic premiums will not necessarily cause a Policy to lapse. Conversely, paying all planned periodic premiums will not necessarily prevent a Policy from lapsing. Except when the No-Lapse Guarantee is in effect, a Policy will lapse if its Surrender Value is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. (See "Monthly Deduction".)

    If the Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date and the No-Lapse Guarantee is not in effect, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value or the Surrender Value has decreased because you have not paid sufficient premium to offset prior Monthly Deductions.

    In the event of a Policy default, the Owner has a 61-day grace period to make a payment of premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send to the Owner, at the last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. The grace period will begin when the notice is sent. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens. (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will lapse.

    Reinstatement.  An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by written notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays premium equal to (a) all Monthly Deductions that were due but unpaid during the grace period, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt or lien which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

CALCULATION OF POLICY VALUES

Variable Account Value

    The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value or any Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

    Determination of Units.  For each Sub-Account, the premium(s) or Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day as of which the premium(s) or transferred amount is invested in the Sub-Account. Therefore, premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

    Determination of Unit Value.  The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

    Net Investment Factor.  The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1)
is the result of:

    a.   the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

    b.   the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

    c.   a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

(2)
is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Fixed Account Value

    The Fixed Account Value under a Policy at any time is equal to: (1) the premium allocated to the Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed

Account, less (4) transfers from the Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account (including any withdrawal charges deducted), less (6) Monthly Deductions. See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.

POLICY BENEFITS

Transfers of Policy Values

    General.  Upon receipt of written notice to Protective Life at the Home Office at any time on or after the later of the following: (1) thirty days after the Policy Effective Date, or (2) six days after the expiration of the Cancellation Period, you may transfer the Fixed Account Value or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions. Transfers (including telephone transfers — described below) are processed as of the date a request is received at the Home Office. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. (See "Suspension or Delay of Payments".) The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account or the Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. The maximum is currently the greater of $2,500, or 25% of the Fixed Account Value. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. (See "Transfer Fee".)

    Telephone Transfers.  Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

    Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

    Reservation of Rights.  Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies.

    Dollar-Cost Averaging.  If you elect at the time of application or at any time thereafter by written notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts from or to the Fixed Account or any of the Sub-Account(s). This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

    To elect dollar-cost averaging, Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of election. Automatic transfers for dollar-cost averaging are subject to all transfer restrictions other than the maximum transfer amount from the Fixed Account restriction. You may elect dollar cost averaging for periods of at least 12 months but no longer than 48 months. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request following 6 days after the end of the Cancellation

Period, except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day.

    Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by written notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election.

    Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days' written notice to the Owner.

    Portfolio Rebalancing.  At the time of application or at any time thereafter by written notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current premium allocation instructions will be deemed to be a request to change your premium allocation. Portfolio Rebalancing may commence on any day of the month that you request following six days after the end of the Cancellation Period except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day.

    Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee, Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days' written notice to the Owner.

Surrender Privilege

    At any time while the Policy is still in force and while the Insured is still living, You may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the written notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. (See "Settlement Options".) Payment is generally made within 7 calendar days. (See "Suspension or Delay of Payments", and "Payments from the Fixed Account".) A Policy which terminates upon surrender cannot later be reinstated.

Withdrawal Privilege

    At any time after the first Policy Year, an Owner, by written notice received at the Home Office, may make a withdrawal of Surrender Value of not less than $500. Protective Life will withdraw the amount requested, plus a withdrawal charge, from the Policy Value as of the end of the Valuation Period during which the written request was received. (See "Withdrawal Charge".)

    The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account Value(s) and Fixed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the withdrawal. Payment is generally made within seven calendar days. (See "Suspension or Delay of Payments", and "Payments from the Fixed Account".)

    If Death Benefit Option A is in effect, Protective Life reserves the right to reduce the Face Amount by the withdrawn amount. Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount.

Policy Loans

    General.  After the first Policy Anniversary and while the Insured is still living, an Owner may borrow from Protective Life using the Policy as the security for the loan. Policy loans must be requested by written notice received by Protective Life at the Home Office. The minimum amount of any loan is $500. The maximum amount that an Owner may borrow is an amount equal to 90% of the Policy's Surrender Value on the date that the loan request is received. Outstanding Policy Debt therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved. (See "Suspension or Delay of Payments", and "Payments from the Fixed Account".)

    Loan Collateral.  When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Fixed Account and into a Loan Account established for the Policy. Like the Fixed Account, a Policy's Loan Account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub- Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

    On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value.

    Loan Repayment.  You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the date received. The Owner may specify in writing that any unscheduled premiums paid while a loan is outstanding be applied as loan repayments. When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that premium is allocated.

    Interest.  During Policy Years 2 through 10, Protective Life will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. During Policy Years 11 and thereafter, Protective Life currently charges interest daily on any outstanding loan at an effective annual rate of 4.0% (with a maximum guaranteed rate of 4.25%). Interest is due and payable at the end of each Policy Year while a loan is outstanding. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Policy Debt.

    The Loan Account is credited with interest at an effective annual rate of not less than 4%. Thus, the net cost of a loan is 2.0% per year during Policy Years 2 through 10, and currently 0.00% thereafter (the difference between the rate of interest charged on Policy loans and the amount credited on the equivalent amount held in the Loan Account). Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that premium is allocated.

    Non-Payment of Policy Loan.  If the Insured dies while a loan is outstanding, the Policy Debt is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

    If the Loan Account Value exceeds the Policy Value less any lien (i.e., the Surrender Value becomes zero) on any Valuation Date, the Owner must pay that excess amount. The Company will send the Owner (or any assignee of record) a notice of the amount the Owner must pay. The Owner must pay this amount within 31 days after the notice is sent, or the Policy will lapse.

    Effect of a Policy Loan.  A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. (See "No Lapse Guarantee".) Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans.

Death Benefit Proceeds

    As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option. (See "Settlement Options".)

    Calculation of Death Benefit Proceeds.  The Death Benefit Proceeds are equal to the Death Benefit under the Death Benefit option selected calculated as of the date of the Insured's death, plus benefits under any supplemental rider benefits, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest and (3) any past due Monthly Deductions if the Insured died during a grace period. Under certain circumstances, the amount of the Death Benefit may be further adjusted. (See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex".)

    If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

    Death Benefit Options.  The Policy Owner may choose one of two Death Benefit Options for use in determining the Death Benefit. Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value on the date of the Insured's death. Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) the same specified percentage of the Policy Value on the date of the Insured's death.

    The specified percentage is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an "Attained Age" of 95 at death. A table showing these percentages for Attained Ages 0 to 95 and examples of Death Benefit calculations for both Death Benefit Options are found in Appendix A.

    Under Death Benefit Option A, the Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option A. Under Death Benefit Option B, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional premiums reflected in increased Death Benefits generally should select Option B.

    Changing the Death Benefit Option.  On or after the first Policy Anniversary, the Owner may change the Death Benefit option on the Policy subject to the following rules. After any change, the Face Amount must be at least $250,000. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Protective Life approves the request. Protective Life may require satisfactory evidence of insurability. All changes must be approved by Protective Life at the Home Office before they will be effective. Protective Life reserves the right to decline to change the Death Benefit Option if the change would cause the Policy to fail to qualify as a life insurance contract under the Internal Revenue Code.

    When a change from Option A to Option B is made, the Face Amount after the change is effected will be equal to the Face Amount before the change less the Policy Value on the effective date of the change. When a change from Option B to Option A is made, the Face Amount after the change will be equal to the Face Amount before the change is effected plus the Policy Value on the effective date of the change.

    Changing the Face Amount.  On or after the first Policy Anniversary, the Owner may request a change in the Face Amount. The request must be received in writing at the Home Office.

    Increasing the Face Amount.  Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. A change in planned periodic premiums may be advisable. (See "Premiums Upon Increase in Face Amount".) The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you) and the Policy Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount. When the No-Lapse

Guarantee is in effect, the Policy's Minimum Monthly Premium amount will also generally be increased. (See "No-Lapse Guarantee," and "Premiums Upon Increase in Face Amount".)

    The Cancellation Period under the Policy's cancellation privilege applies to increases in Face Amount. Therefore, the Owner may exercise the privilege by cancelling any increase in Face Amount within the period. In such case, unless the Owner otherwise requests, an amount will be refunded (i.e. credited back to the Policy Value) as described above, except that if no additional premiums were required in connection with the Face Amount increase, then the amount refunded is limited to that portion of the first Monthly Deduction following the increase that is attributable to cost of insurance charges for the increase and the monthly administration fee for the increase. (See "Cancellation Privilege".)

    Decreasing the Face Amount.  If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitation prescribed under current tax law to qualify your Policy as a life insurance contract, Protective Life will immediately return to you the amount of such excess above the premium limitation.

    Protective Life reserves the right to decline a requested decrease in the Face Amount if compliance with the guideline premium limitation under current tax law resulting from such a decrease would result in immediate termination of the Policy, or if to effect the requested decrease, payments to the Owner would have to be made from Policy Value for compliance with the guideline premium limitation, and the amount of such payments would exceed the Surrender Value under the Policy.

    The Face Amount after any decrease must be at least $250,000. Protective Life reserves the right to prohibit any decrease in Face Amount (1) for three years following an increase in Face Amount; and (2) for one Policy Year following the last decrease in Face Amount. If the Initial Face Amount of the Policy has been increased prior to the requested decrease, then the decrease will first be applied against any previous increases in Face Amount in the reverse order in which they occurred. The decrease will then be applied to the Initial Face Amount. A decrease in Face Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

    Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. Decreasing the Face Amount also may have tax consequences. (See "Tax Considerations".)

    Additional Coverage from Term Rider for Covered Insured (CIR).  An owner may also obtain additional insurance coverage by purchasing a CIR at the time the Policy is issued (or later, subject to availability and additional underwriting). A CIR increases the Death Benefit under the Policy by the face amount of the CIR. The face amount of the CIR does not vary with the investment experience of the Variable Account. (See "Supplemental Riders and Endorsements".) In addition, a CIR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to Lapse). The cost of insurance charge for the CIR will be deducted from the Policy Value as part of the Monthly Deduction. (See "Monthly Deduction — Cost of Insurance Charge under a CIR".) No additional premium expense charge is assessed in connection with a CIR.

    Owners may increase or decrease the face amount of a CIR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be increased or decreased without affecting the face amount of a CIR. Coverage on an increment of Face Amount may have a cost of insurance charge that is higher than the same increment of face amount under the CIR. Owners should consult their sales representative before deciding whether to increase or decrease the Face Amount of the Policy or the CIR face amount.

    Owners should consult their sales representative when deciding whether or not to purchase a CIR.

Settlement Options

    The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. These alternative settlement options are summarized below. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options are forms of fixed-benefit annuities (except Option 3) which do not vary with the investment performance of a separate account. Under each settlement option (other than Option 3), no surrender or withdrawal may be made once payments have begun.

    The following settlement options may be elected.

    Option 1 — Payment for a Fixed Period.  Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

    Option 2 — Life Income with Payments for a Guaranteed Period.  Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

    Option 3 — Interest Income.  Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3% per year.

    Option 4 — Payments for a Fixed Amount.  Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

    Minimum Amounts.  Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

    Other Requirements.  Settlement options must be elected by written notice received by Protective at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is the effective date of the surrender.

    If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

THE FIXED ACCOUNT

    Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Fixed Account

    The Fixed Account consists of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. It is part of Protective Life's general account assets. Protective Life's general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective Life's general creditors. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of premium allocated to the Fixed Account, and interest credited thereto, are backed by Protective Life. The Fixed Account Value is calculated daily. (See "Fixed Account Value".)

Interest Credited on Fixed Account Value

    Protective Life guarantees that the interest credited during the first Policy Year to the initial premium allocated to the Fixed Account will not be less than the initial annual effective interest rate shown in the Policy. The interest rate credited to subsequent premium allocated to or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the premium is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the premium is allocated or the date that the transfer is made.

    After an interest rate guarantee expires as to a premium or amount transferred, (i.e., 12 months after the premium or transfer is placed in the Fixed Account) Protective Life will credit interest on the Fixed Account Value attributable to such premium or transferred amount at the current interest rate in effect. New current interest rates are effective for such Fixed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. The initial annual effective interest rate and the current interest rates that Protective Life will credit are annual effective interest rates of not less than 4.00%. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Fixed Account are accounted for on a "first-in-first-out" (FIFO) basis.

Payments from the Fixed Account

    Payments from the Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 4% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

CHARGES AND DEDUCTIONS

    This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

Monthly Deduction

    On the Policy Effective Date, Protective Life will deduct the first Monthly Deduction from the Policy Value. Subsequent Monthly Deductions will be made on each Monthly Anniversary Day thereafter. The Monthly Deduction consists of (1) cost of insurance charges ("cost of insurance charge"), (2) administration charges (the "monthly administration fee"), (3) mortality and expense risk charge (the "mortality and expense risk charge") and (4) any charges for supplemental riders ("supplemental charges"), as described below. Unless the Owner selects the Sub-Account(s) from which the Monthly Deduction is deducted, as provided below, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value.

    The Owner may select the Sub-Accounts from which the Monthly Deduction, excluding the mortality and expense risk charge, is deducted. In the event that, as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from any such Sub-Account, the instructions for deduction will not be effective and the Monthly Deduction will instead be determined in the manner provided for above. Deductions for mortality and expense risk charge will occur prior to the deduction for the remaining Monthly Deduction.

    Where, as in Death Benefit Option A, the net amount at risk is equal to the Death Benefit less Policy Value, the entire Policy Value is applied first to offset the Death Benefit derived from the Initial Face Amount. Only if the Policy Value exceeds the Initial Face Amount is the excess applied to offset the portion of the Death Benefit derived from increases in Face Amount in the order of the increases. If there is a decrease in Face Amount after an increase, the decrease is applied first to decrease any prior increases in Face Amount, starting with the most recent increase.

    Cost of Insurance Charge.  This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day. For any Policy, the cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

    Cost of Insurance Rates.  The cost of insurance rate for a Policy is based on and varies with the Issue Age, duration, sex and rate class of the Insured and on the number of years that a Policy has been in force. Protective Life currently places Insureds in the following rate classes, based on underwriting: Preferred (ages 18-75) or Nonsmoker (ages 0-75), or Tobacco (ages 15-75) or Smoker (ages 15-75), and substandard rate classes, which involve a higher mortality risk than the Smoker, Tobacco or Nonsmoker classes.

    Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 1980 CSO Tables.

    Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience.

    Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard class are lower than guaranteed rates for an Insured of the same age and sex in a smoker standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

    Protective Life will also determine a separate cost of insurance rate for each increment of Face Amount above the Initial Face Amount based on the Policy duration and the Issue Age, sex and rate class of the Insured at the time of the request for an increase. The following rules will apply for purposes of determining the net amount at risk for each rate.

    Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount, beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the Initial Face Amount.

    Protective Life does not conduct underwriting for an increase in Face Amount if the increase is requested as part of a conversion from a term or a graded premium whole life contract or on exercise of any available guaranteed option to increase the Face Amount without underwriting. (See "Supplemental Riders and Endorsements".)

    In the case of a term conversion, the rate class that applies to the increase is the same rate class that applied to the term contract where available. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

    Cost of Insurance Charge Under a CIR.  The cost of insurance charge is determined in a similar manner for the face amount under a CIR and for any increase in the face amount under a CIR. Generally, both the current and the guaranteed cost of insurance rates under a CIR are substantially the same as the current and guaranteed cost of insurance rates on the Face Amount of the Policy.

    Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits.  Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

    Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

    Monthly Administration Fee.  This charge compensates Protective Life for administration expenses associated with the Policies and the Variable Account. These expenses relate to premium billing and collection, recordkeeping, processing death benefit claims, Policy loans, Policy changes, financial reporting and overhead costs, processing applications and establishing Policy records. The monthly administration fee is a flat charge of $3 per month.

    Supplemental Rider Charges.  Protective Life deducts a monthly charge for any riders as part of the Monthly Deduction. (See "Supplemental Riders and Endorsements".)

    Mortality and Expense Risk Charge.  This charge compensates Protective Life for the mortality risk it assumes which is that the cost of insurance charges are insufficient to meet actual claims. The expense risk Protective Life assumes is that expenses incurred in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

    Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of approximately 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. The monthly mortality and expense risk charge is currently equal to .062% multiplied by the Variable Account Value, (which is equivalent to an annual rate of approximately 0.75% of such amount) during policy years 1 through 10 and .021% multiplied by the Variable Account Value (which is equivalent to an annual rate of approximately 0.25% of such amount) in Policy Years 11 and thereafter.

Transfer Fee

    Protective Life reserves the right to impose a $25 transfer fee on any transfer of Policy Value between or among the Sub-Accounts or the Fixed Account in excess of the 12 free transfers permitted each Policy Year. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each. This fee, if imposed, will reimburse Protective Life for administrative expenses incurred in effecting transfers.

Withdrawal Charge

    Protective Life will deduct an administrative charge upon a Withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. See "Withdrawal Privilege" for rules for allocating the deduction.

Fund Expenses

    The value of the net assets of each Sub-Account reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Sub-Account invests. Some Funds also deduct 12b-1 fees from Fund assets. See the prospectus for each of the Funds.

Exchange Privilege

    The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

    The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

    Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) no surrender charges under the Policy; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

    A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see "Charges and Deductions".

	Existing Life Policy	Policy

Sales Charges/Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	None

Administrative Fees	Ranges from $4 to $5 monthly.	$3 per month in all Policy Years

Mortality and Expense Charges	None	Currently, a monthly charge equal to .062% multiplied by the Variable Account Value, (which is equivalent to annual rate of 0.75% of such amount) during Policy Years 1-10; and a monthly charge equal to .021% multiplied by the Variable Account (which is equivalent to 0.25% of such amount) in Policy Years 11 and thereafter. The guaranteed monthly mortality and expense risk charge is .075% multiplied by the Variable Account Value (which is equivalent to an annual rate of approximately 0.90%) in all years.

Withdrawal Charges	$25	The lesser of $25 or 2% of the withdrawal amount requested.

Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) monthly mortality and expense charges (see above) and (4) any charges for supplemental riders.

Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	None

Guaranteed Interest Rate	Ranges from 4% to 5%.	Only Fixed Account : 4%.

Effect of the Exchange Offer

    1.  The Policy will be issued to Existing Life Policy Owners. Evidence of insurability may be required.

    2.  If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.

    3.  The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

    Tax Matters.  Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

    The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in an exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Tax Considerations".)

    If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy, it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

    Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

    Sales Commissions.  Sales representatives offering the Policies to Existing Life Policies Owners will receive a standardized sales commission. In most cases, this sales commission will be somewhat less than that paid in connection with sales of the Policies to other purchasers. (See "Sale of Policies".)

ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES,
DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS

    The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. The tables illustrate how Policy Values, Surrender Values and Death Benefits under a Policy covering an Insured of a given age on the Issue Date, would vary over time if planned premium payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show planned periodic premiums accumulated at 5% interest compounded annually. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner and prevailing rates. These illustrations assume that net premium is allocated equally among the Sub-Accounts available under the Policy, and that no amounts are allocated to the Fixed Account.

    The illustrations reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of 0.79% of the average daily net assets of the Funds available under the Policies. This average annual expense ratio is based on the expense ratios of each of the Funds for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Fund. For information on Fund expenses, see the prospectus for each of the Funds accompanying this prospectus.

    In addition, the illustrations reflect the current monthly charge to the Variable Account for assuming mortality and expense risks, which is currently equal to .062% multiplied by the Variable Account Value, (which is equivalent to an annual rate of approximately 0.75% of such amount) during Policies Years 1-10 and .021% multiplied by the Variable Account Value (which is equivalent to an annual rate of approximately 0.25% of such amount) in Policy Years 11 and thereafter. The guaranteed monthly mortality and expense risk charge is equal to .075% multiplied by the Variable Account Value (which is equivalent to 0.90% of such amount). After deduction of Fund expenses, including any 12b-1 fees, and the current mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates for Policy Years 1-10 of -1.54%, 4.46% and 10.46%, respectively and for Policy Years 11 and thereafter -1.04%, 4.96% and 10.96%, respectively.

    The illustrations also reflect the deduction of the monthly administration fee and the monthly cost of insurance charge for the hypothetical Insured. Protective Life's current cost of insurance charges, and the guaranteed maximum cost of insurance charges that Protective Life has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account and assume no Policy Debt, liens or charges for supplemental riders.

    The illustrations are based on Protective Life's sex distinct rates for nonsmokers. Upon request, Owner(s) will be furnished with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return in addition to those illustrated in the following tables.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age: 45

Non-Smoker

$4,515 ANNUAL PLANNED PREMIUM
$250,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING CURRENT COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	4,741	4,005	4,005	250,000	4,259	4,259	250,000	4,514	4,514	250,000
47	2	9,719	7,923	7,923	250,000	8,683	8,683	250,000	9,473	9,473	250,000
48	3	14,945	11,710	11,710	250,000	13,229	13,229	250,000	14,873	14,873	250,000
49	4	20,433	15,409	15,409	250,000	17,947	17,947	250,000	20,806	20,806	250,000
50	5	26,196	18,963	18,963	250,000	22,788	22,788	250,000	27,271	27,271	250,000
51	6	32,246	22,424	22,424	250,000	27,808	27,808	250,000	34,378	34,378	250,000
52	7	38,599	25,665	25,665	250,000	32,887	32,887	250,000	42,068	42,068	250,000
53	8	45,270	28,661	28,661	250,000	38,006	38,006	250,000	50,388	50,388	250,000
54	9	52,274	31,389	31,389	250,000	43,145	43,145	250,000	59,392	59,392	250,000
55	10	59,629	34,661	34,661	250,000	49,094	49,094	250,000	69,907	69,907	250,000
56	11	67,351	37,926	37,926	250,000	55,453	55,453	250,000	81,819	81,819	250,000
57	12	75,459	40,954	40,954	250,000	61,950	61,950	250,000	94,908	94,908	250,000
58	13	83,973	43,721	43,721	250,000	68,577	68,577	250,000	109,313	109,313	250,000
59	14	92,912	46,279	46,279	250,000	75,399	75,399	250,000	125,257	125,257	250,000
60	15	102,299	48,536	48,536	250,000	82,354	82,354	250,000	142,890	142,890	250,000
61	16	112,154	50,414	50,414	250,000	89,400	89,400	250,000	162,427	162,427	250,000
62	17	122,503	52,131	52,131	250,000	96,741	96,741	250,000	184,261	184,261	250,000
63	18	133,369	53,644	53,644	250,000	104,372	104,372	250,000	208,660	208,660	258,738
64	19	144,778	55,010	55,010	250,000	112,368	112,368	250,000	235,697	235,697	287,550
65	20	156,757	56,208	56,208	250,000	120,749	120,749	250,000	265,612	265,612	318,734
66	21	169,336	57,665	57,665	250,000	129,837	129,837	250,000	298,858	298,858	355,641
67	22	182,544	58,852	58,852	250,000	139,327	139,327	250,000	335,596	335,596	396,003
68	23	196,412	59,739	59,739	250,000	149,256	149,256	250,000	376,183	376,183	440,134
69	24	210,973	60,294	60,294	250,000	159,669	159,669	250,000	421,018	421,018	488,380
70	25	226,262	60,478	60,478	250,000	170,619	170,619	250,000	470,537	470,537	541,117
71	26	242,316	60,249	60,249	250,000	182,174	182,174	250,000	525,225	525,225	593,505
72	27	259,173	59,565	59,565	250,000	194,419	194,419	250,000	585,765	585,765	650,200
73	28	276,872	58,377	58,377	250,000	207,458	207,458	250,000	652,840	652,840	711,595
74	29	295,456	56,688	56,688	250,000	221,426	221,426	250,000	727,250	727,250	778,158
75	30	314,970	54,361	54,361	250,000	236,444	236,444	250,000	809,873	809,873	850,367
76	31	335,459	51,300	51,300	250,000	252,385	252,385	265,005	901,745	901,745	946,833
77	32	356,973	47,382	47,382	250,000	269,033	269,033	282,484	1,003,282	1,003,282	1,053,446
78	33	379,562	42,556	42,556	250,000	286,413	286,413	300,734	1,115,478	1,115,478	1,171,252
79	34	403,281	36,567	36,567	250,000	304,541	304,541	319,768	1,239,371	1,239,371	1,301,339
80	35	428,186	29,333	29,333	250,000	323,444	323,444	339,616	1,376,153	1,376,153	1,444,961
81	36	454,336	20,507	20,507	250,000	343,132	343,132	360,289	1,527,054	1,527,054	1,603,406
82	37	481,794	9,794	9,794	250,000	363,622	363,622	381,804	1,693,438	1,693,438	1,778,110
83	38	510,624	0	0	0	384,944	384,944	404,192	1,876,866	1,876,866	1,970,710
84	39	540,896	0	0	0	407,099	407,099	427,454	2,078,898	2,078,898	2,182,843
85	40	572,682	0	0	0	430,112	430,112	451,618	2,301,354	2,301,354	2,416,422
86	41	606,056	0	0	0	453,969	453,969	476,667	2,546,007	2,546,007	2,673,308
87	42	641,100	0	0	0	478,682	478,682	502,616	2,814,925	2,814,925	2,955,671
88	43	677,896	0	0	0	504,250	504,250	529,463	3,110,268	3,110,268	3,265,782
89	44	716,531	0	0	0	530,667	530,667	557,200	3,434,350	3,434,350	3,606,067
90	45	757,099	0	0	0	557,924	557,924	585,821	3,789,659	3,789,659	3,979,142
91	46	799,694	0	0	0	586,017	586,017	609,458	4,178,902	4,178,902	4,346,058
92	47	844,420	0	0	0	615,901	615,901	634,378	4,612,196	4,612,196	4,750,562
93	48	891,381	0	0	0	647,848	647,848	660,805	5,096,020	5,096,020	5,197,940
94	49	940,691	0	0	0	682,176	682,176	688,998	5,638,066	5,638,066	5,694,447
95	50	992,467	0	0	0	719,257	719,257	719,257	6,247,512	6,247,512	6,247,512
96	51	1,046,831	0	0	0	759,527	759,527	759,527	6,935,340	6,935,340	6,935,340
97	52	1,103,913	0	0	0	801,789	801,789	801,789	7,698,348	7,698,348	7,698,348
98	53	1,163,849	0	0	0	846,140	846,140	846,140	8,544,754	8,544,754	8,544,754
99	54	1,226,782	0	0	0	892,684	892,684	892,684	9,483,673	9,483,673	9,483,673
100	55	1,292,862	0	0	0	941,530	941,530	941,530	10,525,215	10,525,215	10,525,215

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable current cost of insurance rates, a monthly administration fee of $3.00 per month in all Policy Years, and a mortality and expense risk charge equal to 0.062% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.75% of such amount during Policy Years 1-10, and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age: 45

Non-Smoker

$4,515 ANNUAL PLANNED PREMIUM
$250,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING GUARANTEED COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	4,741	3,596	3,596	250,000	3,837	3,837	250,000	4,080	4,080	250,000
47	2	9,719	7,079	7,079	250,000	7,786	7,786	250,000	8,523	8,523	250,000
48	3	14,945	10,447	10,447	250,000	11,847	11,847	250,000	13,365	13,365	250,000
49	4	20,433	13,699	13,699	250,000	16,023	16,023	250,000	18,646	18,646	250,000
50	5	26,196	16,830	16,830	250,000	20,314	20,314	250,000	24,408	24,408	250,000
51	6	32,246	19,837	19,837	250,000	24,724	24,724	250,000	30,701	30,701	250,000
52	7	38,599	22,710	22,710	250,000	29,244	29,244	250,000	37,572	37,572	250,000
53	8	45,270	25,437	25,437	250,000	33,870	33,870	250,000	45,075	45,075	250,000
54	9	52,274	28,009	28,009	250,000	38,599	38,599	250,000	53,273	53,273	250,000
55	10	59,629	30,411	30,411	250,000	43,421	43,421	250,000	62,234	62,234	250,000
56	11	67,351	32,633	32,633	250,000	48,334	48,334	250,000	72,041	72,041	250,000
57	12	75,459	34,663	34,663	250,000	53,333	53,333	250,000	82,788	82,788	250,000
58	13	83,973	36,495	36,495	250,000	58,422	58,422	250,000	94,592	94,592	250,000
59	14	92,912	38,119	38,119	250,000	63,600	63,600	250,000	107,580	107,580	250,000
60	15	102,299	39,515	39,515	250,000	68,861	68,861	250,000	121,897	121,897	250,000
61	16	112,154	40,661	40,661	250,000	74,197	74,197	250,000	137,712	137,712	250,000
62	17	122,503	41,535	41,535	250,000	79,604	79,604	250,000	155,224	155,224	250,000
63	18	133,369	42,104	42,104	250,000	85,070	85,070	250,000	174,666	174,666	250,000
64	19	144,778	42,325	42,325	250,000	90,579	90,579	250,000	196,314	196,314	250,000
65	20	156,757	42,154	42,154	250,000	96,118	96,118	250,000	220,366	220,366	264,440
66	21	169,336	41,550	41,550	250,000	101,682	101,682	250,000	246,766	246,766	293,652
67	22	182,544	40,474	40,474	250,000	107,271	107,271	250,000	275,679	275,679	325,302
68	23	196,412	38,878	38,878	250,000	112,887	112,887	250,000	307,339	307,339	359,587
69	24	210,973	36,712	36,712	250,000	118,535	118,535	250,000	342,006	342,006	396,727
70	25	226,262	33,906	33,906	250,000	124,218	124,218	250,000	379,961	379,961	436,955
71	26	242,316	30,355	30,355	250,000	129,926	129,926	250,000	421,508	421,508	476,304
72	27	259,173	25,791	25,791	250,000	135,576	135,576	250,000	467,125	467,125	518,509
73	28	276,872	20,297	20,297	250,000	141,285	141,285	250,000	517,341	517,341	563,902
74	29	295,456	13,519	13,519	250,000	146,969	146,969	250,000	572,662	572,662	612,748
75	30	314,970	5,203	5,203	250,000	152,622	152,622	250,000	633,731	633,731	665,417
76	31	335,459	0	0	0	158,268	158,268	250,000	701,323	701,323	736,389
77	32	356,973	0	0	0	163,940	163,940	250,000	775,355	775,355	814,122
78	33	379,562	0	0	0	169,691	169,691	250,000	856,397	856,397	899,217
79	34	403,281	0	0	0	175,590	175,590	250,000	945,070	945,070	992,324
80	35	428,186	0	0	0	181,710	181,710	250,000	1,042,033	1,042,033	1,094,135
81	36	454,336	0	0	0	188,132	188,132	250,000	1,147,977	1,147,977	1,205,376
82	37	481,794	0	0	0	194,953	194,953	250,000	1,263,626	1,263,626	1,326,807
83	38	510,624	0	0	0	202,308	202,308	250,000	1,389,724	1,389,724	1,459,210
84	39	540,896	0	0	0	210,388	210,388	250,000	1,527,040	1,527,040	1,603,392
85	40	572,682	0	0	0	219,490	219,490	250,000	1,676,384	1,676,384	1,760,203
86	41	606,056	0	0	0	230,042	230,042	250,000	1,838,625	1,838,625	1,930,556
87	42	641,100	0	0	0	242,407	242,407	254,528	2,014,688	2,014,688	2,115,422
88	43	677,896	0	0	0	255,127	255,127	267,884	2,205,557	2,205,557	2,315,835
89	44	716,531	0	0	0	268,077	268,077	281,481	2,412,293	2,412,293	2,532,908
90	45	757,099	0	0	0	281,240	281,240	295,302	2,635,990	2,635,990	2,767,789
91	46	799,694	0	0	0	294,596	294,596	306,380	2,877,758	2,877,758	2,992,868
92	47	844,420	0	0	0	308,857	308,857	318,123	3,146,251	3,146,251	3,240,638
93	48	891,381	0	0	0	324,191	324,191	330,675	3,445,788	3,445,788	3,514,704
94	49	940,691	0	0	0	340,800	340,800	344,208	3,781,622	3,781,622	3,819,439
95	50	992,467	0	0	0	358,926	358,926	358,926	4,160,187	4,160,187	4,160,187
96	51	1,046,831	0	0	0	378,912	378,912	378,912	4,590,015	4,590,015	4,590,015
97	52	1,103,913	0	0	0	399,751	399,751	399,751	5,063,742	5,063,742	5,063,742
98	53	1,163,849	0	0	0	421,479	421,479	421,479	5,585,851	5,585,851	5,585,851
99	54	1,226,782	0	0	0	444,134	444,134	444,134	6,161,285	6,161,285	6,161,285
100	55	1,292,862	0	0	0	467,756	467,756	467,756	6,795,490	6,795,490	6,795,490

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable guaranteed cost of insurance rates, a monthly administration fee of $3.00 per month in all Policy Years, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount in all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age: 45

Non-Smoker

$10,000 ANNUAL PLANNED PREMIUM
$250,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING CURRENT COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	10,500	9,399	9,399	259,399	9,980	9,980	259,980	10,561	10,561	260,561
47	2	21,525	18,622	18,622	268,622	20,369	20,369	270,369	22,185	22,185	272,185
48	3	33,101	27,621	27,621	277,621	31,132	31,132	281,132	34,927	34,927	284,927
49	4	45,256	36,442	36,442	286,442	42,329	42,329	292,329	48,949	48,949	298,949
50	5	58,019	45,024	45,024	295,024	53,915	53,915	303,915	64,316	64,316	314,316
51	6	71,420	53,422	53,422	303,422	65,959	65,959	315,959	81,223	81,223	331,223
52	7	85,491	61,493	61,493	311,493	78,331	78,331	328,331	99,673	99,673	349,673
53	8	100,266	69,206	69,206	319,206	91,009	91,009	341,009	119,791	119,791	369,791
54	9	115,779	76,532	76,532	326,532	103,970	103,970	353,970	141,710	141,710	391,710
55	10	132,068	84,408	84,408	334,408	118,189	118,189	368,189	166,610	166,610	416,610
56	11	149,171	92,436	92,436	342,436	133,505	133,505	383,505	194,859	194,859	444,859
57	12	167,130	100,121	100,121	350,121	149,312	149,312	399,312	225,921	225,921	475,921
58	13	185,986	107,430	107,430	357,430	165,594	165,594	415,594	260,061	260,061	510,061
59	14	205,786	114,421	114,421	364,421	182,432	182,432	432,432	297,677	297,677	547,677
60	15	226,575	120,974	120,974	370,974	199,725	199,725	449,725	339,015	339,015	589,015
61	16	248,404	126,989	126,989	376,989	217,388	217,388	467,388	384,371	384,371	634,371
62	17	271,324	132,737	132,737	382,737	235,713	235,713	485,713	434,465	434,465	684,465
63	18	295,390	138,163	138,163	388,163	254,674	254,674	504,674	489,757	489,757	739,757
64	19	320,660	143,339	143,339	393,339	274,373	274,373	524,373	550,887	550,887	800,887
65	20	347,193	148,238	148,238	398,238	294,815	294,815	544,815	618,460	618,460	868,460
66	21	375,052	153,420	153,420	403,420	316,613	316,613	566,613	693,774	693,774	943,774
67	22	404,305	158,187	158,187	408,187	339,117	339,117	589,117	776,937	776,937	1,026,937
68	23	435,020	162,504	162,504	412,504	362,319	362,319	612,319	868,762	868,762	1,118,762
69	24	467,271	166,330	166,330	416,330	386,208	386,208	636,208	970,150	970,150	1,220,150
70	25	501,135	169,619	169,619	419,619	410,766	410,766	660,766	1,082,090	1,082,090	1,332,090
71	26	536,691	172,324	172,324	422,324	435,970	435,970	685,970	1,205,680	1,205,680	1,455,680
72	27	574,026	174,403	174,403	424,403	461,803	461,803	711,803	1,342,142	1,342,142	1,592,142
73	28	613,227	175,812	175,812	425,812	488,245	488,245	738,245	1,492,829	1,492,829	1,742,829
74	29	654,388	176,578	176,578	426,578	515,346	515,346	765,346	1,659,319	1,659,319	1,909,319
75	30	697,608	176,558	176,558	426,558	542,983	542,983	792,983	1,843,177	1,843,177	2,093,177
76	31	742,988	175,673	175,673	425,673	571,093	571,093	821,093	2,046,210	2,046,210	2,296,210
77	32	790,638	173,830	173,830	423,830	599,595	599,595	849,595	2,270,406	2,270,406	2,520,406
78	33	840,670	171,046	171,046	421,046	628,516	628,516	878,516	2,518,085	2,518,085	2,768,085
79	34	893,203	167,110	167,110	417,110	657,647	657,647	907,647	2,791,578	2,791,578	3,041,578
80	35	948,363	162,058	162,058	412,058	687,025	687,025	937,025	3,093,733	3,093,733	3,343,733
81	36	1,006,281	155,655	155,655	405,655	716,406	716,406	966,406	3,427,420	3,427,420	3,677,420
82	37	1,067,095	147,795	147,795	397,795	745,668	745,668	995,668	3,795,959	3,795,959	4,045,959
83	38	1,130,950	138,572	138,572	388,572	774,885	774,885	1,024,885	4,203,241	4,203,241	4,453,241
84	39	1,197,998	127,706	127,706	377,706	803,751	803,751	1,053,751	4,653,187	4,653,187	4,903,187
85	40	1,268,398	115,245	115,245	365,245	832,282	832,282	1,082,282	5,150,426	5,150,426	5,407,948
86	41	1,342,318	100,811	100,811	350,811	860,053	860,053	1,110,053	5,697,891	5,697,891	5,982,786
87	42	1,419,933	84,377	84,377	334,377	886,977	886,977	1,136,977	6,299,653	6,299,653	6,614,635
88	43	1,501,430	65,788	65,788	315,788	912,832	912,832	1,162,832	6,960,548	6,960,548	7,308,575
89	44	1,587,002	44,889	44,889	294,889	937,380	937,380	1,187,380	7,685,750	7,685,750	8,070,037
90	45	1,676,852	21,551	21,551	271,551	960,401	960,401	1,210,401	8,480,830	8,480,830	8,904,871
91	46	1,771,194	0	0	0	981,719	981,719	1,231,719	9,351,845	9,351,845	9,725,919
92	47	1,870,254	0	0	0	1,001,301	1,001,301	1,251,301	10,321,434	10,321,434	10,631,077
93	48	1,974,267	0	0	0	1,018,977	1,018,977	1,268,977	11,404,093	11,404,093	11,654,093
94	49	2,083,480	0	0	0	1,034,568	1,034,568	1,284,568	12,614,967	12,614,967	12,864,967
95	50	2,198,154	0	0	0	1,047,887	1,047,887	1,297,887	13,955,057	13,955,057	14,205,057
96	51	2,318,562	0	0	0	1,058,733	1,058,733	1,308,733	15,438,392	15,438,392	15,688,392
97	52	2,444,990	0	0	0	1,066,903	1,066,903	1,316,903	17,080,545	17,080,545	17,330,545
98	53	2,577,739	0	0	0	1,072,187	1,072,187	1,322,187	18,898,794	18,898,794	19,148,794
99	54	2,717,126	0	0	0	1,074,347	1,074,347	1,324,347	20,912,291	20,912,291	21,162,291
100	55	2,863,482	0	0	0	1,073,152	1,073,152	1,323,152	23,142,294	23,142,294	23,392,294

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable current cost of insurance rates, a monthly administration fee of $3.00 per month in all Policy Years, and a mortality and expense risk charge equal to 0.062% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.75% of such amount during Policy Years 1-10, and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age: 45

Non-Smoker

$10,000 ANNUAL PLANNED PREMIUM
$250,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING GUARANTEED COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	10,500	8,975	8,975	258,975	9,542	9,542	259,542	10,110	10,110	260,110
47	2	21,525	17,734	17,734	267,734	19,423	19,423	269,423	21,181	21,181	271,181
48	3	33,101	26,273	26,273	276,273	29,652	29,652	279,652	33,307	33,307	283,307
49	4	45,256	34,593	34,593	284,593	40,238	40,238	290,238	46,590	46,590	296,590
50	5	58,019	42,686	42,686	292,686	51,186	51,186	301,186	61,138	61,138	311,138
51	6	71,420	50,552	50,552	300,552	62,507	62,507	312,507	77,074	77,074	327,074
52	7	85,491	58,177	58,177	308,177	74,198	74,198	324,198	94,521	94,521	344,521
53	8	100,266	65,548	65,548	315,548	86,259	86,259	336,259	113,616	113,616	363,616
54	9	115,779	72,654	72,654	322,654	98,688	98,688	348,688	134,512	134,512	384,512
55	10	132,068	79,477	79,477	329,477	111,479	111,479	361,479	157,368	157,368	407,368
56	11	149,171	86,005	86,005	336,005	124,630	124,630	374,630	182,366	182,366	432,366
57	12	167,130	92,223	92,223	342,223	138,135	138,135	388,135	209,704	209,704	459,704
58	13	185,986	98,124	98,124	348,124	151,996	151,996	401,996	239,607	239,607	489,607
59	14	205,786	103,696	103,696	353,696	166,211	166,211	416,211	272,320	272,320	522,320
60	15	226,575	108,914	108,914	358,914	180,764	180,764	430,764	308,097	308,097	558,097
61	16	248,404	113,755	113,755	363,755	195,640	195,640	445,640	347,220	347,220	597,220
62	17	271,324	118,193	118,193	368,193	210,817	210,817	460,817	389,995	389,995	639,995
63	18	295,390	122,189	122,189	372,189	226,264	226,264	476,264	436,750	436,750	686,750
64	19	320,660	125,700	125,700	375,700	241,938	241,938	491,938	487,834	487,834	737,834
65	20	347,193	128,678	128,678	378,678	257,792	257,792	507,792	543,631	543,631	793,631
66	21	375,052	131,084	131,084	381,084	273,782	273,782	523,782	604,571	604,571	854,571
67	22	404,305	132,885	132,885	382,885	289,873	289,873	539,873	671,135	671,135	921,135
68	23	435,020	134,047	134,047	384,047	306,021	306,021	556,021	743,848	743,848	993,848
69	24	467,271	134,533	134,533	384,533	322,181	322,181	572,181	823,290	823,290	1,073,290
70	25	501,135	134,296	134,296	384,296	338,292	338,292	588,292	910,085	910,085	1,160,085
71	26	536,691	133,256	133,256	383,256	354,257	354,257	604,257	1,004,884	1,004,884	1,254,884
72	27	574,026	131,169	131,169	381,169	369,805	369,805	619,805	1,108,234	1,108,234	1,358,234
73	28	613,227	128,208	128,208	378,208	385,079	385,079	635,079	1,221,172	1,221,172	1,471,172
74	29	654,388	124,083	124,083	374,083	399,751	399,751	649,751	1,344,352	1,344,352	1,594,352
75	30	697,608	118,662	118,662	368,662	413,638	413,638	663,638	1,478,660	1,478,660	1,728,660
76	31	742,988	111,865	111,865	361,865	426,604	426,604	676,604	1,625,124	1,625,124	1,875,124
77	32	790,638	103,619	103,619	353,619	438,510	438,510	688,510	1,784,883	1,784,883	2,034,883
78	33	840,670	93,867	93,867	343,867	449,227	449,227	699,227	1,959,209	1,959,209	2,209,209
79	34	893,203	82,570	82,570	332,570	458,636	458,636	708,636	2,149,520	2,149,520	2,399,520
80	35	948,363	69,646	69,646	319,646	466,571	466,571	716,571	2,357,336	2,357,336	2,607,336
81	36	1,006,281	54,945	54,945	304,945	472,787	472,787	722,787	2,584,254	2,584,254	2,834,254
82	37	1,067,095	38,268	38,268	288,268	476,972	476,972	726,972	2,831,982	2,831,982	3,081,982
83	38	1,130,950	19,355	19,355	269,355	478,739	478,739	728,739	3,102,334	3,102,334	3,352,334
84	39	1,197,998	0	0	0	477,649	477,649	727,649	3,397,274	3,397,274	3,647,274
85	40	1,268,398	0	0	0	473,301	473,301	723,301	3,719,027	3,719,027	3,969,027
86	41	1,342,318	0	0	0	465,347	465,347	715,347	4,070,115	4,070,115	4,320,115
87	42	1,419,933	0	0	0	453,492	453,492	703,492	4,453,389	4,453,389	4,703,389
88	43	1,501,430	0	0	0	437,459	437,459	687,459	4,872,023	4,872,023	5,122,023
89	44	1,587,002	0	0	0	417,032	417,032	667,032	5,328,549	5,328,549	5,594,976
90	45	1,676,852	0	0	0	391,936	391,936	641,936	5,822,750	5,822,750	6,113,888
91	46	1,771,194	0	0	0	361,830	361,830	611,830	6,356,876	6,356,876	6,611,151
92	47	1,870,254	0	0	0	326,291	326,291	576,291	6,950,044	6,950,044	7,200,044
93	48	1,974,267	0	0	0	284,740	284,740	534,740	7,602,957	7,602,957	7,852,957
94	49	2,083,480	0	0	0	236,383	236,383	486,383	8,317,365	8,317,365	8,567,365
95	50	2,198,154	0	0	0	179,535	179,535	429,535	9,098,112	9,098,112	9,348,112
96	51	2,318,562	0	0	0	111,033	111,033	361,033	9,949,086	9,949,086	10,199,086
97	52	2,444,990	0	0	0	24,815	24,815	274,815	10,871,722	10,871,722	11,121,722
98	53	2,577,739	0	0	0	0	0	0	11,861,520	11,861,520	12,111,520
99	54	2,717,126	0	0	0	0	0	0	12,900,885	12,900,885	13,150,885
100	55	2,863,482	0	0	0	0	0	0	13,966,505	13,966,505	14,216,505

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable guaranteed cost of insurance rates, a monthly administration fee of $3.00 per month in all Policy Years, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount in all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age: 45

Non-Smoker

$3,750 ANNUAL PLANNED PREMIUM
$250,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING CURRENT COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	3,938	3,147	3,147	250,000	3,353	3,353	250,000	3,560	3,560	250,000
47	2	8,072	6,219	6,219	250,000	6,827	6,827	250,000	7,461	7,461	250,000
48	3	12,413	9,214	9,214	250,000	10,425	10,425	250,000	11,738	11,738	250,000
49	4	16,971	12,130	12,130	250,000	14,151	14,151	250,000	16,428	16,428	250,000
50	5	21,757	14,878	14,878	250,000	17,918	17,918	250,000	21,483	21,483	250,000
51	6	26,783	17,444	17,444	250,000	21,713	21,713	250,000	26,928	26,928	250,000
52	7	32,059	20,403	20,403	250,000	26,117	26,117	250,000	33,388	33,388	250,000
53	8	37,600	23,268	23,268	250,000	30,671	30,671	250,000	40,479	40,479	250,000
54	9	43,417	26,040	26,040	250,000	35,382	35,382	250,000	48,270	48,270	250,000
55	10	49,525	28,718	28,718	250,000	40,257	40,257	250,000	56,835	56,835	250,000
56	11	55,939	31,385	31,385	250,000	45,456	45,456	250,000	66,522	66,522	250,000
57	12	62,674	33,883	33,883	250,000	50,787	50,787	250,000	77,173	77,173	250,000
58	13	69,745	36,224	36,224	250,000	56,270	56,270	250,000	88,918	88,918	250,000
59	14	77,170	38,395	38,395	250,000	61,907	61,907	250,000	101,888	101,888	250,000
60	15	84,966	40,388	40,388	250,000	67,704	67,704	250,000	116,234	116,234	250,000
61	16	93,151	42,129	42,129	250,000	73,609	73,609	250,000	132,091	132,091	250,000
62	17	101,746	43,782	43,782	250,000	79,780	79,780	250,000	149,765	149,765	250,000
63	18	110,771	45,318	45,318	250,000	86,214	86,214	250,000	169,473	169,473	250,000
64	19	120,247	46,803	46,803	250,000	92,983	92,983	250,000	191,501	191,501	250,000
65	20	130,197	48,202	48,202	250,000	100,083	100,083	250,000	216,096	216,096	259,316
66	21	140,645	49,798	49,798	250,000	107,750	107,750	250,000	243,449	243,449	289,704
67	22	151,614	51,242	51,242	250,000	115,756	115,756	250,000	273,725	273,725	322,996
68	23	163,133	52,536	52,536	250,000	124,132	124,132	250,000	307,240	307,240	359,471
69	24	175,227	53,649	53,649	250,000	132,893	132,893	250,000	344,334	344,334	399,427
70	25	187,925	54,587	54,587	250,000	142,080	142,080	250,000	385,393	385,393	443,202
71	26	201,259	55,301	55,301	250,000	151,710	151,710	250,000	430,831	430,831	486,839
72	27	215,260	55,790	55,790	250,000	161,833	161,833	250,000	481,188	481,188	534,118
73	28	229,960	55,988	55,988	250,000	172,475	172,475	250,000	537,006	537,006	585,336
74	29	245,396	55,877	55,877	250,000	183,699	183,699	250,000	598,917	598,917	640,841
75	30	261,603	55,367	55,367	250,000	195,553	195,553	250,000	667,618	667,618	700,999
76	31	278,621	54,424	54,424	250,000	208,124	208,124	250,000	743,927	743,927	781,123
77	32	296,489	52,975	52,975	250,000	221,512	221,512	250,000	828,381	828,381	869,800
78	33	315,251	50,927	50,927	250,000	235,840	235,840	250,000	921,820	921,820	967,911
79	34	334,951	48,116	48,116	250,000	251,021	251,021	263,573	1,025,146	1,025,146	1,076,404
80	35	355,636	44,474	44,474	250,000	266,879	266,879	280,223	1,139,376	1,139,376	1,196,345
81	36	377,356	39,866	39,866	250,000	283,432	283,432	297,603	1,265,607	1,265,607	1,328,888
82	37	400,161	34,134	34,134	250,000	300,700	300,700	315,735	1,405,040	1,405,040	1,475,292
83	38	424,106	27,090	27,090	250,000	318,702	318,702	334,637	1,558,984	1,558,984	1,636,933
84	39	449,249	18,394	18,394	250,000	337,446	337,446	354,319	1,728,821	1,728,821	1,815,262
85	40	475,649	7,875	7,875	250,000	356,958	356,958	374,806	1,916,136	1,916,136	2,011,943
86	41	503,369	0	0	0	377,251	377,251	396,114	2,122,618	2,122,618	2,228,749
87	42	532,475	0	0	0	398,337	398,337	418,254	2,350,084	2,350,084	2,467,588
88	43	563,036	0	0	0	420,228	420,228	441,239	2,600,513	2,600,513	2,730,539
89	44	595,126	0	0	0	442,933	442,933	465,079	2,876,049	2,876,049	3,019,852
90	45	628,819	0	0	0	466,458	466,458	489,781	3,179,009	3,179,009	3,337,960
91	46	664,198	0	0	0	490,810	490,810	510,442	3,511,895	3,511,895	3,652,371
92	47	701,345	0	0	0	516,591	516,591	532,088	3,881,919	3,881,919	3,998,377
93	48	740,350	0	0	0	543,994	543,994	554,873	4,294,219	4,294,219	4,380,104
94	49	781,305	0	0	0	573,245	573,245	578,978	4,754,861	4,754,861	4,802,410
95	50	824,308	0	0	0	604,613	604,613	604,613	5,271,031	5,271,031	5,271,031
96	51	869,461	0	0	0	638,411	638,411	638,411	5,851,280	5,851,280	5,851,280
97	52	916,871	0	0	0	673,880	673,880	673,880	6,494,951	6,494,951	6,494,951
98	53	966,652	0	0	0	711,103	711,103	711,103	7,208,976	7,208,976	7,208,976
99	54	1,018,922	0	0	0	750,166	750,166	750,166	8,001,044	8,001,044	8,001,044
100	55	1,073,806	0	0	0	791,162	791,162	791,162	8,879,686	8,879,686	8,879,686

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable current cost of insurance rates, a monthly administration fee of $3.00 per month in all Policy Years, and a mortality and expense risk charge equal to 0.062% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.75% of such amount during Policy Years 1-10, and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age: 45

Non-Smoker

$3,750 ANNUAL PLANNED PREMIUM
$250,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING GUARANTEED COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	3,938	2,922	2,922	250,000	3,120	3,120	250,000	3,319	3,319	250,000
47	2	8,072	5,755	5,755	250,000	6,334	6,334	250,000	6,938	6,938	250,000
48	3	12,413	8,498	8,498	250,000	9,642	9,642	250,000	10,883	10,883	250,000
49	4	16,971	11,147	11,147	250,000	13,045	13,045	250,000	15,187	15,187	250,000
50	5	21,757	13,703	13,703	250,000	16,546	16,546	250,000	19,887	19,887	250,000
51	6	26,783	16,158	16,158	250,000	20,143	20,143	250,000	25,019	25,019	250,000
52	7	32,059	18,512	18,512	250,000	23,837	23,837	250,000	30,626	30,626	250,000
53	8	37,600	20,757	20,757	250,000	27,627	27,627	250,000	36,754	36,754	250,000
54	9	43,417	22,884	22,884	250,000	31,506	31,506	250,000	43,451	43,451	250,000
55	10	49,525	24,892	24,892	250,000	35,480	35,480	250,000	50,782	50,782	250,000
56	11	55,939	26,779	26,779	250,000	39,549	39,549	250,000	58,816	58,816	250,000
57	12	62,674	28,545	28,545	250,000	43,722	43,722	250,000	67,636	67,636	250,000
58	13	69,745	30,193	30,193	250,000	48,006	48,006	250,000	77,334	77,334	250,000
59	14	77,170	31,730	31,730	250,000	52,415	52,415	250,000	88,023	88,023	250,000
60	15	84,966	33,152	33,152	250,000	56,953	56,953	250,000	99,814	99,814	250,000
61	16	93,151	34,445	34,445	250,000	61,617	61,617	250,000	112,832	112,832	250,000
62	17	101,746	35,589	35,589	250,000	66,399	66,399	250,000	127,213	127,213	250,000
63	18	110,771	36,551	36,551	250,000	71,280	71,280	250,000	143,111	143,111	250,000
64	19	120,247	37,291	37,291	250,000	76,236	76,236	250,000	160,704	160,704	250,000
65	20	130,197	37,771	37,771	250,000	81,249	81,249	250,000	180,207	180,207	250,000
66	21	140,645	37,973	37,973	250,000	86,317	86,317	250,000	201,886	201,886	250,000
67	22	151,614	37,877	37,877	250,000	91,441	91,441	250,000	225,947	225,947	266,617
68	23	163,133	37,479	37,479	250,000	96,637	96,637	250,000	252,372	252,372	295,276
69	24	175,227	36,776	36,776	250,000	101,921	101,921	250,000	281,388	281,388	326,410
70	25	187,925	35,745	35,745	250,000	107,302	107,302	250,000	313,248	313,248	360,235
71	26	201,259	34,330	34,330	250,000	112,767	112,767	250,000	348,227	348,227	393,497
72	27	215,260	32,449	32,449	250,000	118,295	118,295	250,000	386,713	386,713	429,251
73	28	229,960	29,981	29,981	250,000	123,847	123,847	250,000	429,075	429,075	467,692
74	29	245,396	26,778	26,778	250,000	129,383	129,383	250,000	475,740	475,740	509,042
75	30	261,603	22,683	22,683	250,000	134,870	134,870	250,000	527,203	527,203	553,563
76	31	278,621	17,533	17,533	250,000	140,289	140,289	250,000	584,051	584,051	613,254
77	32	296,489	11,162	11,162	250,000	145,639	145,639	250,000	646,435	646,435	678,757
78	33	315,251	3,391	3,391	250,000	150,928	150,928	250,000	714,863	714,863	750,606
79	34	334,951	0	0	0	156,172	156,172	250,000	789,887	789,887	829,382
80	35	355,636	0	0	0	161,381	161,381	250,000	872,097	872,097	915,701
81	36	377,356	0	0	0	166,549	166,549	250,000	962,113	962,113	1,010,219
82	37	400,161	0	0	0	171,663	171,663	250,000	1,060,591	1,060,591	1,113,621
83	38	424,106	0	0	0	176,705	176,705	250,000	1,168,210	1,168,210	1,226,621
84	39	449,249	0	0	0	181,663	181,663	250,000	1,285,673	1,285,673	1,349,957
85	40	475,649	0	0	0	186,557	186,557	250,000	1,413,729	1,413,729	1,484,415
86	41	503,369	0	0	0	191,428	191,428	250,000	1,553,158	1,553,158	1,630,816
87	42	532,475	0	0	0	196,353	196,353	250,000	1,704,791	1,704,791	1,790,030
88	43	563,036	0	0	0	201,434	201,434	250,000	1,869,481	1,869,481	1,962,955
89	44	595,126	0	0	0	206,826	206,826	250,000	2,048,125	2,048,125	2,150,532
90	45	628,819	0	0	0	212,736	212,736	250,000	2,241,623	2,241,623	2,353,704
91	46	664,198	0	0	0	219,468	219,468	250,000	2,450,888	2,450,888	2,548,924
92	47	701,345	0	0	0	227,464	227,464	250,000	2,682,475	2,682,475	2,762,949
93	48	740,350	0	0	0	237,393	237,393	250,000	2,939,957	2,939,957	2,998,756
94	49	781,305	0	0	0	249,907	249,907	252,406	3,227,736	3,227,736	3,260,013
95	50	824,308	0	0	0	263,691	263,691	263,691	3,551,341	3,551,341	3,551,341
96	51	869,461	0	0	0	278,815	278,815	278,815	3,918,143	3,918,143	3,918,143
97	52	916,871	0	0	0	294,586	294,586	294,586	4,322,407	4,322,407	4,322,407
98	53	966,652	0	0	0	311,029	311,029	311,029	4,767,959	4,767,959	4,767,959
99	54	1,018,922	0	0	0	328,174	328,174	328,174	5,259,017	5,259,017	5,259,017
100	55	1,073,806	0	0	0	346,050	346,050	346,050	5,800,227	5,800,227	5,800,227

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable guaranteed cost of insurance rates, a monthly administration fee of $3.00 per month in all Policy Years, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount in all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age: 45

Non-Smoker

$7,500 ANNUAL PLANNED PREMIUM
$250,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING CURRENT COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	7,875	6,833	6,833	256,833	7,262	7,262	257,262	7,691	7,691	257,691
47	2	16,144	13,527	13,527	263,527	14,809	14,809	264,809	16,143	16,143	266,143
48	3	24,826	20,080	20,080	270,080	22,651	22,651	272,651	25,432	25,432	275,432
49	4	33,942	26,491	26,491	276,491	30,797	30,797	280,797	35,642	35,642	285,642
50	5	43,514	32,665	32,665	282,665	39,160	39,160	289,160	46,763	46,763	296,763
51	6	53,565	38,585	38,585	288,585	47,729	47,729	297,729	58,869	58,869	308,869
52	7	64,118	44,875	44,875	294,875	57,151	57,151	307,151	72,722	72,722	322,722
53	8	75,199	51,009	51,009	301,009	66,930	66,930	316,930	87,950	87,950	337,950
54	9	86,834	56,987	56,987	306,987	77,078	77,078	327,078	104,693	104,693	354,693
55	10	99,051	62,809	62,809	312,809	87,607	87,607	337,607	123,106	123,106	373,106
56	11	111,878	68,727	68,727	318,727	98,933	98,933	348,933	143,976	143,976	393,976
57	12	125,347	74,411	74,411	324,411	110,639	110,639	360,639	166,944	166,944	416,944
58	13	139,490	79,870	79,870	329,870	122,753	122,753	372,753	192,245	192,245	442,245
59	14	154,339	85,087	85,087	335,087	135,276	135,276	385,276	220,114	220,114	470,114
60	15	169,931	90,051	90,051	340,051	148,212	148,212	398,212	250,819	250,819	500,819
61	16	186,303	94,669	94,669	344,669	161,484	161,484	411,484	284,565	284,565	534,565
62	17	203,493	99,138	99,138	349,138	175,308	175,308	425,308	321,893	321,893	571,893
63	18	221,543	103,424	103,424	353,424	189,674	189,674	439,674	363,155	363,155	613,155
64	19	240,495	107,605	107,605	357,605	204,690	204,690	454,690	408,863	408,863	658,863
65	20	260,394	111,639	111,639	361,639	220,340	220,340	470,340	459,457	459,457	709,457
66	21	281,289	115,881	115,881	365,881	237,022	237,022	487,022	515,847	515,847	765,847
67	22	303,229	119,891	119,891	369,891	254,336	254,336	504,336	578,200	578,200	828,200
68	23	326,265	123,673	123,673	373,673	272,313	272,313	522,313	647,170	647,170	897,170
69	24	350,453	127,186	127,186	377,186	290,942	290,942	540,942	723,434	723,434	973,434
70	25	375,851	130,436	130,436	380,436	310,259	310,259	560,259	807,793	807,793	1,057,793
71	26	402,518	133,364	133,364	383,364	330,233	330,233	580,233	901,066	901,066	1,151,066
72	27	430,519	135,968	135,968	385,968	350,891	350,891	600,891	1,004,220	1,004,220	1,254,220
73	28	459,920	138,166	138,166	388,166	372,181	372,181	622,181	1,118,248	1,118,248	1,368,248
74	29	490,791	139,940	139,940	389,940	394,109	394,109	644,109	1,244,311	1,244,311	1,494,311
75	30	523,206	141,182	141,182	391,182	416,591	416,591	666,591	1,383,605	1,383,605	1,633,605
76	31	557,241	141,860	141,860	391,860	439,616	439,616	689,616	1,537,539	1,537,539	1,787,539
77	32	592,978	141,898	141,898	391,898	463,126	463,126	713,126	1,707,624	1,707,624	1,957,624
78	33	630,502	141,203	141,203	391,203	487,043	487,043	737,043	1,895,521	1,895,521	2,145,521
79	34	669,902	139,606	139,606	389,606	511,203	511,203	761,203	2,102,986	2,102,986	2,352,986
80	35	711,272	137,077	137,077	387,077	535,578	535,578	785,578	2,332,118	2,332,118	2,582,118
81	36	754,711	133,521	133,521	383,521	560,073	560,073	810,073	2,585,173	2,585,173	2,835,173
82	37	800,322	128,843	128,843	378,843	584,580	584,580	834,580	2,864,653	2,864,653	3,114,653
83	38	848,213	122,946	122,946	372,946	608,992	608,992	858,992	3,173,333	3,173,333	3,423,333
84	39	898,498	115,605	115,605	365,605	633,058	633,058	883,058	3,514,150	3,514,150	3,764,150
85	40	951,298	106,848	106,848	356,848	656,772	656,772	906,772	3,890,629	3,890,629	4,140,629
86	41	1,006,738	96,583	96,583	346,583	680,007	680,007	930,007	4,306,555	4,306,555	4,556,555
87	42	1,064,950	84,681	84,681	334,681	702,592	702,592	952,592	4,766,087	4,766,087	5,016,087
88	43	1,126,073	71,044	71,044	321,044	724,375	724,375	974,375	5,273,614	5,273,614	5,537,295
89	44	1,190,251	55,577	55,577	305,577	745,199	745,199	995,199	5,832,301	5,832,301	6,123,916
90	45	1,257,639	38,183	38,183	288,183	764,898	764,898	1,014,898	6,446,593	6,446,593	6,768,923
91	46	1,328,396	18,769	18,769	268,769	783,299	783,299	1,033,299	7,121,564	7,121,564	7,406,426
92	47	1,402,690	0	0	0	800,273	800,273	1,050,273	7,871,837	7,871,837	8,121,837
93	48	1,480,700	0	0	0	815,637	815,637	1,065,637	8,707,229	8,707,229	8,957,229
94	49	1,562,610	0	0	0	829,199	829,199	1,079,199	9,631,543	9,631,543	9,881,543
95	50	1,648,615	0	0	0	840,761	840,761	1,090,761	10,654,132	10,654,132	10,904,132
96	51	1,738,921	0	0	0	850,117	850,117	1,100,117	11,785,627	11,785,627	12,035,627
97	52	1,833,742	0	0	0	857,039	857,039	1,107,039	13,037,809	13,037,809	13,287,809
98	53	1,933,304	0	0	0	861,298	861,298	1,111,298	14,423,758	14,423,758	14,673,758
99	54	2,037,845	0	0	0	862,651	862,651	1,112,651	15,957,980	15,957,980	16,207,980
100	55	2,147,612	0	0	0	860,841	860,841	1,110,841	17,656,563	17,656,563	17,906,563

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable current cost of insurance rates, a monthly administration fee of $3.00 per month in all Policy Years, and a mortality and expense risk charge equal to 0.062% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.75% of such amount during Policy Years 1-10, and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age: 45

Non-Smoker

$7,500 ANNUAL PLANNED PREMIUM
$250,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING GUARANTEED COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	7,875	6,599	6,599	256,599	7,020	7,020	257,020	7,441	7,441	257,441
47	2	16,144	13,038	13,038	263,038	14,289	14,289	264,289	15,590	15,590	265,590
48	3	24,826	19,315	19,315	269,315	21,811	21,811	271,811	24,513	24,513	274,513
49	4	33,942	25,426	25,426	275,426	29,594	29,594	279,594	34,285	34,285	284,285
50	5	43,514	31,374	31,374	281,374	37,645	37,645	287,645	44,989	44,989	294,989
51	6	53,565	37,150	37,150	287,150	45,965	45,965	295,965	56,709	56,709	306,709
52	7	64,118	42,752	42,752	292,752	54,561	54,561	304,561	69,546	69,546	319,546
53	8	75,199	48,173	48,173	298,173	63,435	63,435	313,435	83,601	83,601	333,601
54	9	86,834	53,403	53,403	303,403	72,582	72,582	322,582	98,983	98,983	348,983
55	10	99,051	58,440	58,440	308,440	82,013	82,013	332,013	115,826	115,826	365,826
56	11	111,878	63,282	63,282	313,282	91,731	91,731	341,731	134,271	134,271	384,271
57	12	125,347	67,928	67,928	317,928	101,746	101,746	351,746	154,479	154,479	404,479
58	13	139,490	72,383	72,383	322,383	112,072	112,072	362,072	176,629	176,629	426,629
59	14	154,339	76,654	76,654	326,654	122,725	122,725	372,725	200,926	200,926	450,926
60	15	169,931	80,737	80,737	330,737	133,713	133,713	383,713	227,581	227,581	477,581
61	16	186,303	84,615	84,615	334,615	145,029	145,029	395,029	256,813	256,813	506,813
62	17	203,493	88,267	88,267	338,267	156,662	156,662	406,662	288,859	288,859	538,859
63	18	221,543	91,655	91,655	341,655	168,582	168,582	418,582	323,962	323,962	573,962
64	19	240,495	94,732	94,732	344,732	180,748	180,748	430,748	362,380	362,380	612,380
65	20	260,394	97,454	97,454	347,454	193,121	193,121	443,121	404,399	404,399	654,399
66	21	281,289	99,804	99,804	349,804	205,684	205,684	455,684	450,362	450,362	700,362
67	22	303,229	101,763	101,763	351,763	218,420	218,420	468,420	500,645	500,645	750,645
68	23	326,265	103,332	103,332	353,332	231,331	231,331	481,331	555,684	555,684	805,684
69	24	350,453	104,516	104,516	354,516	244,422	244,422	494,422	615,962	615,962	865,962
70	25	375,851	105,295	105,295	355,295	257,676	257,676	507,676	681,988	681,988	931,988
71	26	402,518	105,617	105,617	355,617	271,036	271,036	521,036	754,284	754,284	1,004,284
72	27	430,519	105,404	105,404	355,404	284,419	284,419	534,419	833,399	833,399	1,083,399
73	28	459,920	104,536	104,536	354,536	297,694	297,694	547,694	919,895	919,895	1,169,895
74	29	490,791	102,881	102,881	352,881	310,708	310,708	560,708	1,014,372	1,014,372	1,264,372
75	30	523,206	100,310	100,310	350,310	323,302	323,302	573,302	1,117,493	1,117,493	1,367,493
76	31	557,241	96,714	96,714	346,714	335,331	335,331	585,331	1,230,009	1,230,009	1,480,009
77	32	592,978	92,004	92,004	342,004	346,661	346,661	596,661	1,352,767	1,352,767	1,602,767
78	33	630,502	86,111	86,111	336,111	357,171	357,171	607,171	1,486,719	1,486,719	1,736,719
79	34	669,902	78,966	78,966	328,966	366,735	366,735	616,735	1,632,915	1,632,915	1,882,915
80	35	711,272	70,465	70,465	320,465	375,184	375,184	625,184	1,792,471	1,792,471	2,042,471
81	36	754,711	60,441	60,441	310,441	382,273	382,273	632,273	1,966,550	1,966,550	2,216,550
82	37	800,322	48,676	48,676	298,676	387,694	387,694	637,694	2,156,377	2,156,377	2,406,377
83	38	848,213	34,898	34,898	284,898	391,064	391,064	641,064	2,363,239	2,363,239	2,613,239
84	39	898,498	18,802	18,802	268,802	391,946	391,946	641,946	2,588,514	2,588,514	2,838,514
85	40	951,298	146	146	250,146	389,943	389,943	639,943	2,833,786	2,833,786	3,083,786
86	41	1,006,738	0	0	0	384,646	384,646	634,646	3,100,800	3,100,800	3,350,800
87	42	1,064,950	0	0	0	375,686	375,686	625,686	3,391,542	3,391,542	3,641,542
88	43	1,126,073	0	0	0	362,657	362,657	612,657	3,708,177	3,708,177	3,958,177
89	44	1,190,251	0	0	0	345,174	345,174	595,174	4,053,132	4,053,132	4,303,132
90	45	1,257,639	0	0	0	322,774	322,774	572,774	4,429,020	4,429,020	4,679,020
91	46	1,328,396	0	0	0	294,979	294,979	544,979	4,838,722	4,838,722	5,088,722
92	47	1,402,690	0	0	0	261,199	261,199	511,199	5,285,321	5,285,321	5,535,321
93	48	1,480,700	0	0	0	220,680	220,680	470,680	5,772,070	5,772,070	6,022,070
94	49	1,562,610	0	0	0	172,376	172,376	422,376	6,302,290	6,302,290	6,552,290
95	50	1,648,615	0	0	0	114,565	114,565	364,565	6,878,987	6,878,987	7,128,987
96	51	1,738,921	0	0	0	44,089	44,089	294,089	7,504,071	7,504,071	7,754,071
97	52	1,833,742	0	0	0	0	0	0	8,176,707	8,176,707	8,426,707
98	53	1,933,304	0	0	0	0	0	0	8,889,995	8,889,995	9,139,995
99	54	2,037,845	0	0	0	0	0	0	9,623,743	9,623,743	9,873,743
100	55	2,147,612	0	0	0	0	0	0	10,351,906	10,351,906	10,601,906

*	In the absence of an additional premium, the Policy would lapse.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable guaranteed cost of insurance rates, a monthly administration fee of $3.00 per month in all Policy Years, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount in all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

   THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

OTHER POLICY BENEFITS AND PROVISIONS

Limits on Rights to Contest the Policy

    Incontestability.  Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider, unless fraud is involved. Protective Life will not contest an increase in the Face Amount after the increase has been in force during the life of the Insured for two years.

    Suicide Exclusion.  If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premiums paid before death, less any Policy Debt and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Changes in the Policy or Benefits

    Misstatement of Age or Sex.  If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

    Other Changes.  At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws, regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

Suspension or Delay in Payments

    Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also "Payments from the Fixed Account".)

Reports to Policy Owners

    Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Fixed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current premium allocations; charges deducted since the last report; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Assignment

    The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Protective Life, it must be in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations".)

Arbitration

    The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a "claimant") arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration will be binding upon any claimant as well as Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses will be borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not apply to Policies issued in certain states.

Supplemental Riders and Endorsements

    The following supplemental riders and endorsements may be available to be added to your Policy subject to state availability. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the monthly deduction. (See "Monthly Deduction".) The supplemental riders and endorsements available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

    Children's Term Life Insurance Rider.  Provides a death benefit payable on the death of a covered child. More than one child can be covered. There is no cash value for this benefit.

    Accidental Death Benefit Rider.  Provides an additional death benefit payable if the Insured's death results from certain accidental causes. There is no cash value for this benefit.

    Disability Benefit Rider.  Provides for the crediting of a specific premium to a Policy on each Monthly Anniversary during the total disability of the Insured. After the Insured has been totally disabled (as defined in the rider) for six months, Protective Life will credit premium to the Policy equal to the disability benefit amount shown in the Policy multiplied by the number of Monthly Anniversary Days that have occurred since the onset of total disability. Monthly Anniversary Days that occur more than one calendar year prior to the date that we receive a claim under a rider are not included for the purpose of this calculation. Subsequent to the time that the Insured has been totally disabled for six months, we will credit a premium equal to the disability benefit amount on each Monthly Anniversary Day. The Owner may change the disability benefit amount by written notice received by Protective Life at the Home Office at any time before the Insured becomes totally disabled. Increases are subject to evidence of insurability.

    Guaranteed Insurability Rider.  Provides the right to increase the Face Amount of your Policy under two options. The Option exercise date depends on the rider selected: Variable Option or Survivor's Choice. Under the Variable Option you can increase the Face Amount at designated future points in time (selected at issue) without evidence of insurability. Under the Survivor's Choice Option, you specify (at issue) a designated life (other than the Insured). When the designated person dies, the Owner has the option to increase the Face Amount without evidence of insurability. (See "Changing the Face Amount".)

    Protected Insurability Benefit Rider.  Provides the right to increase the Face Amount of your Policy at designated option dates at age 25, 28, 31, 34, 37 and 40 without evidence of insurability.

    Term Rider for Covered Insured (CIR).  Provides an additional death benefit payable on the death of the covered Insured of the Policy without increasing the Policy's Face Amount. The CIR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). The CIR may also be purchased with a Policy to provide a death benefit payable on the death of an insured, other than the Insured of the Policy. The rider is generally available only on the spouse or children of the Insured. A CIR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). There is no policy value, surrender value, or ability to take loans under a CIR.

    Additional rules and limits apply to these supplemental riders. Not all such riders may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective Life agent for further information, or contact the Home Office.

    Terminal Illness Accelerated Death Benefit Endorsement.  Provides an accelerated death benefit for terminal illness in Policies issued on or after January 3, 2000. The endorsement provides for an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. The accelerated death benefit will be based on a portion of the current Face Amount and will be subject to a maximum accelerated death benefit. There is no cost or charge for the endorsement. However, a lien equal to the accelerated death benefit payment will be established against the policy and will accumulate interest. When an accelerated death benefit is paid, an amount equal to the benefit payment is transferred out of the Sub-Accounts and the Fixed Account to a lien account within the Loan Account established for the Policy. Like the Fixed Account, this lien account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. The collateral for the lien is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date the accelerated death benefit is paid. On each Policy Anniversary, an amount of Policy Value equal to any interest due on the lien will be transferred to the lien account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value on such Policy Anniversary. The primary impact of the lien and any accumulated interest will be a reduction of the amount of the death benefit by the amount of the lien plus accumulated interest. The lien will also reduce the amount available for loans and withdrawals. This endorsement is not available in all states. Consult your registered representative and review the endorsement for complete limitations, terms and conditions.

Reinsurance

    The Company may reinsure a portion of the risks assumed under the Policies.

USES OF THE POLICY

    Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

    As with any investment, using this Policy under these or other applications entails certain risks including market risks and the possible loss of principal paid as premiums. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Policy Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

    Prior to utilizing this Policy for the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

    In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" below. Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the policy is surrendered, lapses, matures or if a withdrawal is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

TAX CONSIDERATIONS

Introduction

    The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

    This discussion does not address state or local tax consequences or federal estate and gift tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT  — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

    Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy Value. However, Protective Life does deduct a premium expense charge from each premium payment in all Policy Years in part to compensate it for the federal tax treatment of deferred acquisition costs. Protective Life reserves the right in the future to make a charge against the Variable Account or the Value of a Policy for any federal, state, or local income taxes that it incurs and determines to be properly attributable to the Variable Account or the Policy. Protective Life will promptly notify the Owner of any such charge.

Taxation of Life Insurance Policies

    Tax Status of the Policy.  Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

    Diversification Requirements.  The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified". If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxable currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

    Ownership Treatment.  In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

    The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Policy has the choice of more investment options to which to allocate premiums and Variable Account Values, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

    The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

    Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

    If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest payments will be includible in the beneficiary's income.

    Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the "investment in the contract" will be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies Not Owned by Individuals.

    In the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Policies Which Are Not MECs

    Tax Treatment of Withdrawals Generally.  If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

    Certain Distributions Required by the Tax Law in the First 15 Policy Years.  As indicated above, Section 7702 places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, a change from one Death Benefit Option to the other, if withdrawals are made, and in certain other instances.

    Tax Treatment of Loans.  If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income.

    Generally, interest paid on any loans under this Policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as "systematic borrowing" within the meaning of the tax law. A "key person" is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Policy.

Policies Which Are MECs

    Characterization of a Policy as a MEC.  In general, a Policy will be considered a MEC for federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into on or after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a "7-Pay Test". This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the 1st 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a re-application of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test. Protective Life will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. The Policy Owner may then request that Protective Life take whatever steps are available to avoid treating the Policy as a MEC, if that is desired.

    Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. In addition, the discussion of interest on loans and of lapses while loans are outstanding under the caption "Policies Which Are Not MECs" also applies to Policies which are MECs.

    If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

    Penalty Tax.  Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

    Aggregation of Policies.  All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

    Constructive Receipt Issues.  The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

    Actions to Ensure Compliance with the Tax Law.  Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

    Other Considerations.  Changing the Owner, exchanging the Policy, changing from one Death Benefit Option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary.

Federal Income Tax Withholding

    Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's total tax liability.

OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE

Sale of the Policies

    Investment Distributors, Inc. ("IDI"), a wholly-owned subsidiary of Protective Life Corporation, acts as a principal underwriter of the Policies. IDI also acts as principal underwriter of variable annuity contracts issued through Protective Variable Annuity Separate Account. IDI is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. There is no premium expense charge to cover sales and distribution expenses. To the extent that Protective Life incurs sales and distribution expenses, the Company will cover them using its other assets or surplus in its general account, which include amounts derived from mortality and expense risk charges and other charges of the Policy. The Policies are sold by certain registered representatives of broker-dealers (including ProEquities, Inc., ("ProEquities") an affiliate of Protective Life and IDI) that have entered into selling agreements with IDI, who are also appointed and licensed as insurance agents of Protective Life. IDI will receive the 12b-1 fees assessed against shares of the Fidelity Funds attributable to the Policies as compensation for providing certain distribution and shareholder support services. ProEquities or the other broker-dealer may receive compensation in an amount no greater than 15% of the target first year premium paid plus the first year cost of any riders, and .65% of excess first year premium. In the 2nd policy year and thereafter, ProEquities or the other broker-dealer may receive asset based compensation at an annualized rate of .25% per policy year of the unloaned Policy Value. ProEquities or the other broker-dealer may pass a portion of this compensation on to the Registered Representative or the manager of the registered representative. Commissions payable in connection with the sale of Policies to corporate purchasers or Policies involving Face Amounts in excess of $5 million may be higher than those identified above. We may use any of our corporate assets to cover the cost of distribution, including any profit from the mortality and expense risk charge.

    Upon any subsequent increase in Face Amount or any subsequent increase in riders, marketing allowances will also be paid based on the amount of the increase in Face Amount or increase in rider.

Protective Life Directors and Executive Officers

    The following table sets forth the name, age, address and principal occupations during the past five years of each of Protective Life's directors and executive officers. The address for each of these individuals is c/o Protective Life Insurance Company 2801 Highway 280 South, Birmingham, Alabama 35223.

NAME	AGE	POSITION WITH PROTECTIVE LIFE
Drayton Nabers, Jr.	60	Chairman of the Board and Director
John D. Johns	49	President and Director
R. Stephen Briggs	51	Executive Vice President and Director
Jim E. Massengale	59	Executive Vice President, Acquisitions and Director
A.S. Williams III	64	Executive Vice President, Investments, Treasurer and Director
Chris T. Calos	39	Senior Vice President, Dental Benefits and Director
Richard J. Bielen	40	Senior Vice President, Investments and Director
Thomas Davis Keyes	48	Director
Carolyn King	50	Senior Vice President, Investment Products and Director
Deborah J. Long	47	Senior Vice President, General Counsel, Secretary and Director
Steven A. Schultz	47	Senior Vice President, Financial Institutions and Director
Wayne E. Stuenkel	47	Senior Vice President and Chief Actuary and Director
Judy Wilson	43	Senior Vice President, Stable Value Products
Jerry W. DeFoor	48	Vice President and Controller, and Chief Accounting Officer

    Mr. Nabers has been Chairman of the Board and a Director of Protective Life since August 1996. Mr. Nabers has been Chairman of the Board and Chief Executive Officer of PLC and a Director since August 1996. From May 1994 to August 1996, Mr. Nabers was Chairman of the Board, President and Chief Executive Officer and a Director of PLC. Mr. Nabers has served in various capacities with PLC and its subsidiaries since 1979. He is also a director of Energen Corporation, National Bank of Commerce of Birmingham, and Alabama National Bancorporation.

    Mr. Johns has been President of Protective Life and President and Chief Operating Officer of PLC since August 1996. He was Executive Vice President and Chief Financial Officer of Protective Life and PLC from October 1993 to August 1996. He is a director of National Bank of Commerce of Birmingham and Alabama National Bancorporation and John H. Harland Company.

    Mr. Briggs has been Executive Vice President of Protective Life and PLC since October 1993 and has responsibility for the Individual Life Division. Mr. Briggs has been associated with PLC and its subsidiaries since 1977.

    Mr. Massengale has been Executive Vice President, Acquisitions of Protective Life and PLC since August 1996. From May 1992 to August 1996 he served as Senior Vice President of Protective Life and PLC. Mr. Massengale has been employed by PLC and its subsidaries since 1983.

    Mr. Williams has been Executive Vice President, Investments and Treasurer of Protective Life and PLC since August 1996. From July 1981 to August 1996 he was Senior Vice President, Investments and Treasurer of Protective Life and PLC. Mr. Williams has been employed by the PLC and its subsidiaries since 1964.

    Mr. Bielen has been Senior Vice President, Investments of Protective Life and PLC since August 1996. From August 1991 to August 1996, he was Vice President, Investments of Protective Life. He is a director of Protective Investment Company.

    Mr. Calos has been a Senior Vice President, Dental Benefits of Protective Life and PLC since January 2001. From November 1989 until January 2001, he was Vice President, Dental Benefits of Protective Life. Mr. Calos has been employed by PLC and its subsidiaries since 1987.

    Mr. Keyes has been Senior Vice President, Information Services of PLC since April 1999. He was Vice President, Information Services of PLC from May 1992 to April 1999. Mr. Keyes has been employed by PLC and its subsidiaries in various capacities since 1982.

    Ms. King has been Senior Vice President, Investment Products Division of Protective Life and PLC since April 1995. She is a director of Protective Investment Company.

    Ms. Long has been Senior Vice President, Secretary and General Counsel of Protective Life since September 1996 and of PLC since November 1996. Ms. Long was Senior Vice President and General Counsel of Protective Life from February 1994 to September 1996 and of PLC from February 1994 to November 1996. Ms. Long has been employed by PLC and its subsidiaries since 1993.

    Mr. Schultz has been Senior Vice President, Financial Institutions of Protective Life and PLC since March 1993. Mr. Schultz has been employed by PLC and its subsidiaries since 1989.

    Mr. Stuenkel has been Senior Vice President and Chief Actuary of Protective Life and PLC since March 1987. Mr. Stuenkel is a Fellow in the Society of Actuaries and has been employed by PLC and its subsidiaries since 1978.

    Ms. Wilson has been Senior Vice President, Stable Value Products of Protective Life and PLC since January 1995. From July 1991 to December 31, 1994, she served as Vice President, Guaranteed Investment Contracts of Protective Life. Ms. Wilson has been employed by PLC and its subsidiaries since 1991.

    Mr. DeFoor has been Vice President and Controller, and Chief Accounting Officer of Protective Life and PLC since April 1989, Mr. DeFoor is a certified public accountant and has been employed by PLC and its subsidiaries since August 1982.

State Regulation

    Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

    Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Additional Information

    A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees, or by accessing the SEC's website at http://www.sec.gov.

Independent Accountants

    The audited statement of assets and liabilites of the Protective Variable Life Separate Account as of December 31, 2000 and 1999 and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2000 and included in this prospectus, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

    The consolidated balance sheets of Protective Life as of December 31, 2000 and 1999 and the consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000 and the related financial statement schedules included in this prospectus, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

Experts

    Actuarial matters included in this prospectus have been examined by Stephen Peeples, F.S.A, M.A.A.A., whose opinion is filed as an exhibit to the registration statement.

IMSA

    Protective Life is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in Protective advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering various aspects of sales and service for individually sold life insurance and annuities.

Legal Matters

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Financial Statements

    The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2000 and 1999 and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2000 as well as the Report of Independent Accountants are contained herein.

    The audited consolidated balance sheets for Protective Life as of December 31, 2000 and 1999 and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2000, as well as the Report of Independent Accountants are contained herein.

    All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners and Board of Directors
of Protective Life Insurance Company

    In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of The Protective Variable Life Separate Account, consisting of PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC Core US Equity, PIC Capital Growth, Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, MFS New Discovery, MFS Utilities, MFS Growth, Oppenheimer Aggressive Growth, Oppenheimer Capital Appreciation, Oppenheimer Main Street Growth and Income, Oppenheimer Money, Oppenheimer Strategic Bond, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, Van Eck Real Estate, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Strategic Stock and Van Kampen Asset Allocation sub-accounts, at December 31, 2000 and 1999, and the results of its operations and changes in net assets for the three years ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 and 1999 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

March 22, 2001

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$3,013	$4,463	$1,377	$1,905	$6,140	$8,645	$152
Receivable from Protective Life Insurance Company	0	6	3	0	0	21	0

Total assets-	3,013	4,469	1,380	1,905	6,140	8,666	152

Liabilities
Payable to Protective Life Insurance Company	0	0	0	1	3	0	0

Net assets-	$3,013	$4,469	$1,380	$1,904	$6,137	$8,666	$152

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$590	$4,985	$5,345	$3,085	$1,372	$1,105	$682
Receivable from Protective Life Insurance Company	0	0	5	1	0	2	0

Total assets-	590	4,985	5,350	3,086	1,372	1,107	682

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0	4

Net assets-	$590	$4,985	$5,350	$3,086	$1,372	$1,107	$678

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	MFS Growth	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Assets
Investment in sub-accounts at market value	$433	$3,851	$5,719	$3,550	$1,234	$1,017	$1,812
Receivable from Protective Life Insurance Company	0	4	13	1	0	3	4

Total assets-	433	3,855	5,732	3,551	1,234	1,020	1,816

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	16	0	0

Net assets-	$433	$3,855	$5,732	$3,551	$1,218	$1,020	$1,816

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Assets
Investment in sub-accounts at market value	$232	$10	$32	$1,103	$642	$476	$580
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets-	232	10	32	1,103	642	476	580

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0	0

Net assets-	$232	$10	$32	$1,103	$642	$476	$580

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Total
Assets
Investment in sub-accounts at market value	$53	$21	$63,624
Receivable from Protective Life Insurance Company	0	0	63

Total assets-	53	21	63,687

Liabilities
Payable to Protective Life Insurance Company	0	0	24

Net assets-	$53	$21	$63,663

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$2,916	$3,396	$791	$1,130	$4,430	$6,719	$39
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets-	2,916	3,396	791	1,130	4,430	6,719	39

Liabilities
Payable to Protective Life Insurance Company	0	18	21	5	43	1	0

Net assets-	$2,916	$3,378	$770	$1,125	$4,387	$6,718	$39

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$121	$3,506	$3,781	$1,954	$606	$203	$177
Receivable from Protective Life Insurance Company	0	0	0	0	0	2	0

Total assets-	121	3,506	3,781	1,954	606	205	177

Liabilities
Payable to Protective Life Insurance Company	0	6	7	21	0	0	0

Net assets-	$121	$3,500	$3,774	$1,933	$606	$205	$177

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Assets
Investment in sub-accounts at market value	$2,192	$3,269	$1,939	$2,385	$618	$362	$64
Receivable from Protective Life Insurance Company	0	7	0	11	0	2	0

Total assets-	2,192	3,276	1,939	2,396	618	364	64

Liabilities
Payable to Protective Life Insurance Company	8	0	27	0	22	0	0

Net assets-	$2,184	$3,276	$1,912	$2,396	$596	$364	$64

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
Assets
Investment in sub-accounts at market value	$11	$1	$40,610
Receivable from Protective Life Insurance Company	0	0	22

Total assets-	11	1	40,632

Liabilities
Payable to Protective Life Insurance Company	0	0	179

Net assets-	$11	$1	$40,453

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$55	$61	$89	$9	$25	$8	$0

Expense
Mortality and expense risk and administrative charges	28	39	10	14	50	75	1

Net investment income (loss)	27	22	79	(5)	(25)	(67)	(1)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(3)	(4)	0	1	(3)	(4)	(1)
Capital gain distribution	66	619	0	0	693	596	6

Net realized gain (loss) on investments	63	615	0	1	690	592	5
Net unrealized appreciation (depreciation) on investments during the period	(297)	(1,355)	12	429	(1,339)	(1,226)	(5)

Net realized and unrealized gain (loss) on investments	(234)	(740)	12	430	(649)	(634)	0

Net increase (decrease) in net assets resulting from operations-	$(207)	$(718)	$91	$425	$(674)	$(701)	$(1)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$10	$0	$2	$11	$23	$0	$3

Expense
Mortality and expense risk and administrative charges	4	44	46	24	10	6	4

Net investment income (loss)	6	(44)	(44)	(13)	13	(6)	(1)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(6)	2	3	0	0	1
Capital gain distribution	17	255	298	20	22	8	25

Net realized gain (loss) on investments	17	249	300	23	22	8	26
Net unrealized appreciation (depreciation) on investments during the period	(43)	(1,438)	(618)	(17)	138	(63)	(8)

Net realized and unrealized gain (loss) on investments	(26)	(1,189)	(318)	6	160	(55)	18

Net increase (decrease) in net assets resulting from operations-	$(20)	$(1,233)	$(362)	$(7)	$173	$(61)	$17

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	MFS Growth	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Investment income
Dividends	$0	$0	$5	$10	$76	$52	$2

Expense
Mortality and expense risk and administrative charges	1	36	43	28	10	7	9

Net investment income (loss)	(1)	(36)	(38)	(18)	66	45	(7)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	1	1	0	0	0
Capital gain distribution	0	124	260	132	0	0	88

Net realized gain (loss) on investments	0	124	261	133	0	0	88
Net unrealized appreciation (depreciation) on investments during the period	(34)	(972)	(447)	(441)	0	(30)	(108)

Net realized and unrealized gain (loss) on investments	(34)	(848)	(186)	(308)	0	(30)	(20)

Net increase (decrease) in net assets resulting from operations-	$(35)	$(884)	$(224)	$(326)	$66	$15	$(27)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Investment income
Dividends	$6	$0	$0	$0	$0	$3	$5

Expense
Mortality and expense risk and administrative charges	1	0	0	3	1	1	1

Net investment income (loss)	5	0	0	(3)	(1)	2	4

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	2	0	0	1
Capital gain distribution	0	0	0	0	0	3	26

Net realized gain (loss) on investments	0	0	0	2	0	3	27
Net unrealized appreciation (depreciation) on investments during the period	(13)	1	2	(239)	(87)	47	(3)

Net realized and unrealized gain (loss) on investments	(13)	1	2	(237)	(87)	50	24

Net increase (decrease) in net assets resulting from operations-	$(8)	$1	$2	$(240)	$(88)	$52	$28

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Total
Investment income
Dividends	$0	$0	$455

Expense
Mortality and expense risk and administrative charges	0	0	496

Net investment income (loss)	0	0	(41)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	(9)
Capital gain distribution	0	0	3,258

Net realized gain (loss) on investments	0	0	3,249
Net unrealized appreciation (depreciation) on investments during the period	5	0	(8,149)

Net realized and unrealized gain (loss) on investments	5	0	(4,900)

Net increase (decrease) in net assets resulting from operations-	$5	$0	$(4,941)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$2	$8	$0	$0	$0	$0	$0

Expense
Mortality and expense risk and administrative charges	22	19	5	9	25	39	0

Net investment income (loss)	(20)	(11)	(5)	(9)	(25)	(39)	0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	1	0	0	0	(1)	(1)	0
Capital gain distribution	32	37	3	0	13	65	0

Net realized gain (loss) on investments	33	37	3	0	12	64	0
Net unrealized appreciation (depreciation) on investments during the period	98	718	(7)	(7)	608	1,176	7

Net realized and unrealized gain (loss) on investments	131	755	(4)	(7)	620	1,240	7

Net increase (decrease) in net assets resulting from operations-	$111	$744	$(9)	$(16)	$595	$1,201	$7

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$3	$0	$4	$3	$5	$0	$0

Expense
Mortality and expense risk and administrative charges	1	14	21	11	3	—	1

Net investment income (loss)	2	(14)	(17)	(8)	2	—	(1)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(1)	(1)	(1)	(1)	0	1
Capital gain distribution	9	0	19	4	9	3	0

Net realized gain (loss) on investments	9	(1)	18	3	8	3	1
Net unrealized appreciation (depreciation) on investments during the period	(2)	1,336	616	99	(9)	43	26

Net realized and unrealized gain (loss) on investments	7	1,335	634	102	(1)	46	27

Net increase (decrease) in net assets resulting from operations-	$9	$1,321	$617	$94	$1	$46	$26

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Investment income
Dividends	$0	$4	$3	$60	$15	$0	$0

Expense
Mortality and expense risk and administrative charges	10	16	10	10	3	0	0

Net investment income (loss)	(10)	(12)	(7)	50	12	0	0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	1	0	1	0	0	0
Capital gain distribution	0	43	4	0	0	0	0

Net realized gain (loss) on investments	0	44	4	1	0	0	0
Net unrealized appreciation (depreciation) on investments during the period	850	736	210	0	0	66	1

Net realized and unrealized gain (loss) on investments	850	780	214	1	0	66	1

Net increase (decrease) in net assets resulting from operations-	$840	$768	$207	$51	$12	$66	$1

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
Investment income
Dividends	$0	$0	$107

Expense
Mortality and expense risk and administrative charges	0	0	219

Net investment income (loss)	0	0	(112)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	(2)
Capital gain distribution	0	0	241

Net realized gain (loss) on investments	0	0	239
Net unrealized appreciation (depreciation) on investments during the period	1	0	6,566

Net realized and unrealized gain (loss) on investments	1	0	6,805

Net increase (decrease) in net assets resulting from operations	$1	$0	$6,693

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Investment income
Dividends	$4	$24	$1	$6	$4	$8	$10	$0	$1

Expense
Mortality and expense risk and administrative charges	1	14	9	1	6	7	12	0	0

Net investment income (loss)	3	10	(8)	5	(2)	1	(2)	0	1

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(4)	0	0	(9)	(5)	(1)	0	0
Capital gain distribution	0	140	67	7	90	14	45	0	1

Net realized gain (loss) on investments	0	136	67	7	81	9	44	0	1
Net unrealized appreciation (depreciation) on investments during the period	0	(239)	112	1	(208)	153	417	0	0

Net realized and unrealized gain (loss) on investments	0	(103)	179	8	(127)	162	461	0	1

Net increase (decrease) in net assets resulting from operations	$3	$(93)	$171	$13	$(129)	$163	$459	$0	$2

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 1998
(In Thousands)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
Investment income
Dividends	$0	$1	$0	$0	$1	$2	$0	$0	$62

Expense
Mortality and expense risk and administrative charges	3	6	1	1	3	4	1	0	69

Net investment income (loss)	(3)	(5)	(1)	(1)	(2)	(2)	(1)	0	(7)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(10)	(6)	0	0	(1)	0	0	0	(36)
Capital gain distribution	2	11	0	0	5	21	1	0	404

Net realized gain (loss) on investments	(8)	5	0	0	4	21	1	0	368
Net unrealized appreciation (depreciation) on investments during the period	114	163	35	7	61	113	27	1	757

Net realized and unrealized gain (loss) on investments	106	168	35	7	65	134	28	1	1,125

Net increase (decrease) in net assets resulting from operations-	$103	$163	$34	$6	$63	$132	$27	$1	$1,118

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$27	$22	$79	$(5)	$(25)	$(67)	$(1)
Net realized gain (loss) on investments	63	615	0	1	690	592	5
Net unrealized appreciation (depreciation) of investments during the period	(297)	(1,355)	12	429	(1,339)	(1,226)	(5)

Net increase (decrease) in net assets resulting from operations	(207)	(718)	91	425	(674)	(701)	(1)

From variable life policy transactions
Contract owners' net payments	602	820	134	398	894	1,425	25
Cost of insurance and administrative charges	(226)	(330)	(65)	(138)	(394)	(576)	(12)
Surrenders	(190)	(212)	(53)	(154)	(55)	(320)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(18)	(23)	2	(7)	(55)	(42)	0
Transfers from other portfolios	136	1,554	501	255	2,034	2,162	101

Net increase (decrease) in net assets resulting from variable life policy transactions	304	1,809	519	354	2,424	2,649	114

Net increase (decrease) in net assets	97	1,091	610	779	1,750	1,948	113

Net assets, beginning of year	2,916	3,378	770	1,125	4,387	6,718	39

Net assets, end of year	$3,013	$4,469	$1,380	$1,904	$6,137	$8,666	$152

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$6	$(44)	$(44)	$(13)	$13	$(6)	$(1)
Net realized gain (loss) on investments	17	249	300	23	22	8	26
Net unrealized appreciation (depreciation) of investments during the period	(43)	(1,438)	(618)	(17)	138	(63)	(8)

Net increase (decrease) in net assets resulting from operations	(20)	(1,233)	(362)	(7)	173	(61)	17

From variable life policy transactions
Contract owners' net payments	94	900	798	379	123	205	51
Cost of insurance and administrative charges	(40)	(393)	(354)	(174)	(71)	(70)	(21)
Surrenders	(2)	(73)	(87)	(45)	(7)	(21)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(15)	(55)	(28)	(36)	(4)	4	1
Transfers from other portfolios	452	2,339	1,609	1,036	552	845	453

Net increase (decrease) in net assets resulting from variable life policy transactions	489	2,718	1,938	1,160	593	963	484

Net increase (decrease) in net assets	469	1,485	1,576	1,153	766	902	501
Net assets, beginning of year	121	3,500	3,774	1,933	606	205	177

Net assets, end of year	$590	$4,985	$5,350	$3,086	$1,372	$1,107	$678

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	MFS Growth Income	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
From operations
Net investment income (loss)	$(1)	$(36)	$(38)	$(18)	$66	$45	$(7)
Net realized gain (loss) on investments	0	124	261	133	0	0	88
Net unrealized appreciation (depreciation) of investments during the period	(34)	(972)	(447)	(441)	0	(30)	(108)

Net increase (decrease) in net assets resulting from operations	(35)	(884)	(224)	(326)	66	15	(27)

From variable life policy transactions
Contract owners' net payments	27	769	888	382	202	123	206
Cost of insurance and administrative charges	(4)	(319)	(362)	(179)	(67)	(59)	(90)
Surrenders	(2)	(87)	(57)	(57)	0	(23)	(6)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	(14)	6	(19)	(13)	0	(4)
Transfers from other portfolios	447	2,206	2,205	1,838	(1,366)	368	1,373

Net increase (decrease) in net assets resulting from variable life policy transactions	468	2,555	2,680	1,965	(1,244)	409	1,479

Net increase (decrease) in net assets	433	1,671	2,456	1,639	(1,178)	424	1,452
Net assets, beginning of year	0	2,184	3,276	1,912	2,396	596	364

Net assets, end of year	$433	$3,855	$5,732	$3,551	$1,218	$1,020	$1,816

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
From operations
Net investment income (loss)	$5	$0	$0	$(3)	$(1)	$2	$4
Net realized gain (loss) on investments	0	0	0	2	0	3	27
Net unrealized appreciation (depreciation) of investments during the period	(13)	1	2	(239)	(87)	47	(3)

Net increase (decrease) in net assets resulting from operations	(8)	1	2	(240)	(88)	52	28

From variable life policy transactions
Contract owners' net payments	1	1	0	90	40	31	14
Cost of insurance and administrative charges	(4)	(1)	(2)	(33)	(9)	(7)	(8)
Surrenders	0	0	0	(3)	0	(2)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	0	0	(5)	(2)	(1)	(2)
Transfers from other portfolios	179	(2)	31	1,294	701	403	548

Net increase (decrease) in net assets resulting from variable life policy transactions	176	(2)	29	1,343	730	424	552

Net increase (decrease) in net assets	168	(1)	31	1,103	642	476	580
Net assets, beginning of year	64	11	1	0	0	0	0

Net assets, end of year	$232	$10	$32	$1,103	$642	$476	$580

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Total
From operations
Net investment income (loss)	$0	$0	$(41)
Net realized gain (loss) on investments	0	0	3,249
Net unrealized appreciation (depreciation) of investments during the period	5	0	(8,149)

Net increase (decrease) in net assets resulting from operations	5	0	(4,941)

From variable life policy transactions
Contract owners' net payments	0	0	9,622
Cost of insurance and administrative charges	0	0	(4,008)
Surrenders	(2)	0	(1,458)
Death benefits	0	0	0
Net policy loan repayments (withdrawals)	0	0	(330)
Transfers from other portfolios	50	21	24,325

Net increase (decrease) in net assets resulting from variable life policy transactions	48	21	28,151

Net increase (decrease) in net assets	53	21	23,210
Net assets, beginning of year	0	0	40,453

Net assets, end of year	$53	$21	$63,663

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$(20)	$(11)	$(5)	$(9)	$(25)	$(39)	$0
Net realized gain (loss) on investments	33	37	3	0	12	64	0
Net unrealized appreciation (depreciation) of investments during the period	98	718	(7)	(7)	608	1,176	7

Net increase (decrease) in net assets resulting from operations	111	744	(9)	(16)	595	1,201	7

From variable life policy transactions
Contract owners' net payments	591	546	67	327	432	837	4
Cost of insurance and administrative charges	(254)	(223)	(46)	(114)	(222)	(396)	(1)
Surrenders	(133)	(74)	(16)	(53)	(127)	(182)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(29)	(37)	(11)	(14)	(30)	(65)	0
Transfers from other portfolios	691	957	473	213	2,217	2,665	25

Net increase (decrease) in net assets resulting from variable life policy transactions	866	1,169	467	359	2,270	2,859	28

Net increase (decrease) in net assets	977	1,913	458	343	2,865	4,060	35
Net assets, beginning of year	1,939	1,465	312	782	1,522	2,658	4

Net assets, end of year	$2,916	$3,378	$770	$1,125	$4,387	$6,718	$39

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$2	$(14)	$(17)	$(8)	$2	$0	$(1)
Net realized gain (loss) on investments	9	(1)	18	3	8	3	1
Net unrealized appreciation (depreciation) of investments during the period	(2)	1,336	616	99	(9)	43	26

Net increase (decrease) in net assets resulting from operations	9	1,321	617	94	1	46	26

From variable life policy transactions
Contract owners' net payments	37	361	553	144	89	11	5
Cost of insurance and administrative charges	(7)	(167)	(224)	(97)	(41)	(3)	(2)
Surrenders	(13)	(78)	(99)	(44)	(3)	0	(1)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(4)	(11)	(36)	(14)	(8)	0	0
Transfers from other portfolios	70	1,378	1,548	1,358	436	151	149

Net increase (decrease) in net assets resulting from variable life policy transactions	83	1,483	1,742	1,347	473	159	151

Net increase (decrease) in net assets	92	2,804	2,359	1,441	474	205	177
Net assets, beginning of year	29	696	1,415	492	132	0	0

Net assets, end of year	$121	$3,500	$3,774	$1,933	$606	$205	$177

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
From operations
Net investment income (loss)	$(10)	$(12)	$(7)	$50	$12	$0	$0
Net realized gain (loss) on investments	0	44	4	1	0	0	0
Net unrealized appreciation (depreciation) of investments during the period	850	736	210	0	0	66	1

Net increase (decrease) in net assets resulting from operations	840	768	207	51	12	66	1

From variable life policy transactions
Contract owners' net payments	279	457	147	78	41	23	3
Cost of insurance and administrative charges	(122)	(176)	(77)	(55)	(36)	(6)	0
Surrenders	(29)	(71)	(4)	(17)	(4)	(2)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(13)	(37)	(8)	0	0	(2)	0
Transfers from other portfolios	631	1,324	1,288	2,036	441	285	60

Net increase (decrease) in net assets resulting from variable life policy transactions	746	1,497	1,346	2,042	442	298	63

Net increase (decrease) in net assets	1,586	2,265	1,553	2,093	454	364	64
Net assets, beginning of year	598	1,011	359	303	142	0	0

Net assets, end of year	$2,184	$3,276	$1,912	$2,396	$596	$364	$64

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
From operations
Net investment income (loss)	$0	$0	$(112)
Net realized gain (loss) on investments	0	0	239
Net unrealized appreciation (depreciation) of investments during the period	1	0	6,566

Net increase (decrease) in net assets resulting from operations	1	0	6,693

From variable life policy transactions
Contract owners' net payments	0	1	5,033
Cost of insurance and administrative charges	0	0	(2,269)
Surrenders	0	0	(950)
Death benefits	0	0	0
Net policy loan repayments (withdrawals)	0	0	(319)
Transfers from other portfolios	10	0	18,406

Net increase (decrease) in net assets resulting from variable life policy transactions	10	1	19,901

Net increase (decrease) in net assets	11	1	26,594
Net assets, beginning of year	0	0	13,859

Net assets, end of year	$11	$1	$40,453

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
From operations
Net investment income (loss)	$3	$10	$(8)	$5	$(2)	$1	$(2)	$0	$1
Net realized gain (loss) on investments	0	136	67	7	81	9	44	0	1
Net unrealized appreciation (depreciation) of investments during the period	0	(239)	112	1	(208)	153	417	0	0

Net increase (decrease) in net assets resulting from operations	3	(93)	171	13	(129)	163	459	0	2

From variable life policy transactions
Contract owners' net payments	196	654	467	75	326	265	585	1	12
Cost of insurance and administrative charges	(7)	(262)	(154)	(25)	(107)	(112)	(209)	0	(2)
Surrenders	(18)	(205)	(59)	(5)	(48)	(22)	(35)	0	0
Death benefits		(2)	(3)	(5)	(2)	(3)	(5)	0	0
Net policy loan repayments (withdrawals)	0	(29)	(10)	(6)	7	2	(20)	0	0
Transfers from other portfolios	78	872	504	153	166	810	1,247	3	17

Net increase (decrease) in net assets resulting from variable life policy transactions	249	1,028	745	187	342	940	1,563	4	27

Net increase (decrease) in net assets	252	935	916	200	213	1,103	2,022	4	29
Net assets, beginning of year	51	1,004	549	112	569	419	636	0	0

Net assets, end of year	$303	$1,939	$1,465	$312	$782	$1,522	$2,658	$4	$29

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1998
(In Thousands)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
From operations
Net investment income (loss)	$(3)	$(5)	$(1)	$(1)	$(2)	$(2)	$(1)	$0	$(7)
Net realized gain (loss) on investments	(8)	5	0	0	4	21	1	0	368
Net unrealized appreciation (depreciation) of investments during the period	114	163	35	7	61	113	27	1	757

Net increase (decrease) in net assets resulting from operations	103	163	34	6	63	132	27	1	1,118

From variable life policy transactions
Contract owners' net payments	150	341	58	20	147	231	45	36	3,609
Cost of insurance and administrative charges	(54)	(94)	(15)	(4)	(50)	(70)	(14)	(10)	(1,189)
Surrenders	(8)	(6)	0	0	(7)	(4)	(1)	0	(418)
Death benefits	(2)	(5)	0	0	(1)	(3)	0	0	(31)
Net policy loan repayments (withdrawals)	17	17	0	0	0	(1)	0	0	(23)
Transfers from other portfolios	431	878	408	107	390	651	291	104	7,110

Net increase (decrease) in net assets resulting from variable life policy transactions	534	1,131	451	123	479	804	321	130	9,058

Net increase (decrease) in net assets	637	1,294	485	129	542	936	348	131	10,176
Net assets, beginning of year	59	121	7	3	56	75	11	11	3,683

Net assets, end of year	$696	$1,415	$492	$132	$598	$1,011	$359	$142	$13,859

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2000, 1999 and 1998

(In Thousands)

1.  ORGANIZATION

    Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance polices (the Contracts).

    Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

    At December 31, 1998, the Separate Account was comprised of seven proprietary sub-accounts and ten independent sub-accounts. The seven proprietary sub-accounts were the PIC Money Market, PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC CORE US Equity, and PIC Capital Growth sub-account. Funds are transferred to Protective Investment Company (the Fund) in exchange for shares of the corresponding portfolio of the Fund. The ten independent sub-accounts were the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, Oppenheimer Aggressive Growth, Oppenheimer Growth, Oppenheimer Growth and Income, and Oppenheimer Strategic Bond, sub-accounts. These ten independent sub-accounts were added July 1, 1997 with sales beginning on that date. Protective Life invests contract owners' funds in exchange for shares in the independent funds. Protective Life holds the shares for the contract owners.

    During the year ended December 31, 1999, the Separate Account added six additional sub-accounts. The additional sub-accounts are the MFS New Discovery, MFS Utilities, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, and Van Eck Real Estate sub-accounts. These six sub-accounts were added April 1, 1999, with sales beginning on that date. Additionally, the Oppenheimer Growth Fund changed its name to the Oppenheimer Capital Appreciation Fund, and the PIC Money Market account was replaced with the Oppenheimer Money Fund. Results of operations and changes in net assets for the PIC Money Market sub-account and the Oppenheimer Money Fund are combined for the year ended December 31, 1999.

    During the year ended December 31, 2000, the Separate Account added seven additional sub-accounts. These additional sub-accounts are the MFS Growth, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Strategic Stock, and Van Kampen Asset Allocation and were added May 1, 2000, with sales beginning on that date. Also the Oppenheimer Growth and Income Fund changed its name to the Oppenheimer Main Street Growth and Income Fund.

    Gross premiums from the Contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as variable life policy transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (see Note 4). The Separate Account's assets are the property of Protective Life.

    Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's value as of December 31, 2000 and 1999 was $2.1 million and $4.6 million, respectively.

    Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual sub-accounts and between the sub-accounts and the Guaranteed Account.

2.  SIGNIFICANT ACCOUNTING POLICIES

    Investment Valuation: Investments are made in shares and are valued at the net asset values of the respective portfolios. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

    Realized Gains and Losses: Realized gains and losses on investments include gains and losses on redemptions of the Fund's shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

    Dividend Income and Capital Gain Distributions: Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the financial statements of Protective Investment Company, an affiliated entity.

    Mortality and Expense Risk: Protective Life deducts a charge from the net assets of the Separate Account to compensate for the mortality risk assumed, in which the annuitant may live for a longer period of time than estimated when the contract guarantees were established, and to protect against the risk that fees charged in administering the contracts may not cover actual future expenses. These charges are deducted from net assets held in the various sub-accounts as part of the operating results of the Separate Account (such charges do not apply to the portion of the net assets that are allocated to the General Account). The charges may vary based on the specific type and terms of the contract.

    Surrender Charges: Protective Life may assess a surrender charge on some products against the net policy assets of a contractowner if the policy is surrendered early. This surrender charge is deducted prior to the payment of any amounts to the contractowner. This surrender charge is made to reimburse Protective Life for some of the expenses incurred with the initial distribution of the policies. Surrender charges are assessed and calculated based on various factors within the policies, and generally decline as the term of the policy increases.

    Policy Loans: Contractowners may obtain loans against the net assets of the policies, subject to certain limitations. These loans generally are available to contractowners after the first anniversary of the initial policy date, are available in amounts in excess of a $500 minimum value, and are limited to maximum amounts as specified in the individual policies. These loans carry standard interest rates, which generally decline over the length of the policy, and terms which require that full repayment be made prior to the distribution of any policy benefits.

    Cost of Insurance Charges: Protective Life may assess an insurance charge to compensate for the expense of underwriting the death benefit portion of each contract. This charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time in-force elapses. The cost of insurance charge made against each policy will not exceed the maximum cost of insurance amounts specified and set forth in the individual contracts.

    Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Federal Income Taxes: The results of the operations of the Separate Account are included in the federal income tax return of Protective Life. Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been or is currently being made against the Separate Account for such tax.

    Reclassifications: Certain reclassifications have been made in the previously reported financial statements and the accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net assets.

3.  INVESTMENTS

    At December 31, 2000 and 1999, the investments by the respective sub-accounts were as follows (in thousands, except share data):

	2000
	Shares	Cost	Market Value
PIC Growth and Income	225,568	$3,495	$3,013
PIC International Equity	327,046	5,007	4,463
PIC Global Income	129,744	1,377	1,377
PIC Small Cap Value	166,896	1,667	1,905
PIC CORE US Equity	286,504	6,683	6,140
PIC Capital Growth	380,878	8,201	8,645
Calvert Social Small Cap Growth	11,225	149	152
Calvert Social Balanced	294,462	635	590
MFS Emerging Growth	172,862	4,972	4,985
MFS Research	256,978	5,165	5,345
MFS Growth With Income	146,813	2,968	3,085
MFS Total Return	70,025	1,235	1,372
MFS New Discovery	66,596	1,126	1,105
MFS Utilities	28,839	664	682
MFS Growth	33,301	467	433
Oppenheimer Aggressive Growth	54,423	3,910	3,851
Oppenheimer Capital Appreciation	122,644	5,314	5,719
Oppenheimer Main St. Growth and Income	166,982	3,754	3,550
Oppenheimer Money Fund	1,232,465	1,233	1,234
Oppenheimer Strategic Bond	216,909	1,046	1,017
Oppenheimer Global Securities	59,802	1,853	1,812
Oppenheimer High Income	25,002	245	232
Van Eck Hard Asset	856	9	10
Van Eck Real Estate	3,059	30	32
Van Kampen Emerging Growth	26,606	1,342	1,103
Van Kampen Enterprise	31,638	729	642
Van Kampen Comstock	40,481	429	476
Van Kampen Growth and Income	34,115	583	580
Van Kampen Strategic Stock	4,430	48	53
Van Kampen Asset Allocation	1,996	21	21

	4,619,145	$64,357	$63,624

	1999
	Shares	Cost	Market Value
PIC Growth and Income	199,873	$3,101	$2,916
PIC International Equity	181,309	2,585	3,396
PIC Global Income	75,499	803	791
PIC Small Cap Value	130,298	1,321	1,130
PIC CORE US Equity	162,705	3,634	4,430
PIC Capital Growth	254,862	5,049	6,719
Calvert Social Small Cap Growth	2,937	31	39
Calvert Social Balanced	55,810	123	121
MFS Emerging Growth	92,378	2,055	3,506
MFS Research	161,214	2,983	3,781
MFS Growth With Income	91,675	1,820	1,954
MFS Total Return	34,134	607	606
MFS New Discovery	11,782	161	203
MFS Utilities	7,306	151	177
Oppenheimer Aggressive Growth	26,609	1,279	2,192
Oppenheimer Capital Appreciation	65,531	2,417	3,269
Oppenheimer Growth and Income	78,728	1,702	1,939
Oppenheimer Money Fund	2,384,042	2,384	2,385
Oppenheimer Strategic Bond	124,304	617	618
Oppenheimer Global Securities	10,824	295	362
Oppenheimer High Income	5,986	64	64
Van Eck Hard Asset	1,017	11	11
Van Eck Real Estate	120	1	1

	4,158,943	$33,194	$40,610

    During the year ended December 31, 2000, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	57,286	124,684	61,016	61,667	111,499	128,895	11,403
Shares received from reinvestment of dividends	8,603	45,650	8,754	904	30,706	24,523	425

Total shares acquired	65,889	170,334	69,770	62,571	142,205	153,418	11,828
Shares redeemed	(40,194)	(24,597)	(15,525)	(25,973)	(18,406)	(27,402)	(3,540)

Net increase (decrease) in shares owned	25,695	145,737	54,245	36,598	123,799	126,016	8,288
Shares owned, beginning of period	199,873	181,309	75,499	130,298	162,705	254,862	2,937

Shares owned, end of period	225,568	327,046	129,744	166,896	286,504	380,878	11,225

Cost of shares acquired	$965	$2,793	$733	$609	$3,523	$3,837	$168

Cost of shares redeemed	$(571)	$(371)	$(159)	$(263)	$(474)	$(685)	$(50)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	243,474	80,013	92,982	77,813	47,140	56,815	25,429
Shares received from reinvestment of dividends	13,346	7,304	13,117	1,480	2,675	491	1,248

Total shares acquired	256,820	87,317	106,099	79,293	49,815	57,306	26,677
Shares redeemed	(18,168)	(6,833)	(10,335)	(24,155)	(13,924)	(2,492)	(5,144)

Net increase (decrease) in shares owned	238,652	80,484	95,764	55,138	35,891	54,814	21,533
Shares owned, beginning of period	55,810	92,378	161,214	91,675	34,134	11,782	7,306

Shares owned, end of period	294,462	172,862	256,978	146,813	70,025	66,596	28,839

Cost of shares acquired	$551	$3,157	$2,418	$1,658	$874	$1,011	$637

Cost of shares redeemed	$(39)	$(240)	$(236)	$(509)	$(246)	$(46)	$(124)

	MFS Growth	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Shares purchased	33,751	28,662	54,278	98,123	2,709,847	102,645	47,645
Shares received from reinvestment of dividends	0	1,154	5,012	6,087	75,777	11,313	2,737

Total shares acquired	33,751	29,816	59,290	104,210	2,785,624	113,958	50,382
Shares redeemed	(450)	(2,002)	(2,177)	(15,956)	(3,937,201)	(21,353)	(1,404)

Net increase (decrease) in shares owned	33,301	27,814	57,113	88,254	(1,151,577)	92,605	48,978
Shares owned, beginning of period	0	26,609	65,531	78,728	2,384,042	124,304	10,824

Shares owned, end of period	33,301	54,423	122,644	166,982	1,232,465	216,909	59,802

Cost of shares acquired	$474	$2,826	$3,007	$2,434	$2,787	$530	$1,606

Cost of shares redeemed	$(7)	$(195)	$(110)	$(382)	$(3,938)	$(101)	$(48)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Shares purchased	23,954	1,873	4,200	27,607	32,300	40,647	35,733
Shares received from reinvestment of dividends	612	13	2	0	0	536	1,909

Total shares acquired	24,566	1,886	4,202	27,607	32,300	41,183	37,642
Shares redeemed	(5,550)	(2,047)	(1,263)	(1,001)	(662)	(702)	(3,527)

Net increase (decrease) in shares owned	19,016	(161)	2,939	26,606	31,638	40,481	34,115
Shares owned, beginning of period	5,986	1,017	120	0	0	0	0

Shares owned, end of period	25,002	856	3,059	26,606	31,638	40,481	34,115

Cost of shares acquired	$236	$21	$42	$1,392	$745	$437	$641

Cost of shares redeemed	$(55)	$(23)	$(13)	$(50)	$(16)	$(8)	$(58)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation
Shares purchased	4,785	1,997
Shares received from reinvestment of dividends	0	0

Total shares acquired	4,785	1,997
Shares redeemed	(355)	(1)

Net increase (decrease) in shares owned	4,430	1,996
Shares owned, beginning of period	0	0

Shares owned, end of period	4,430	1,996

Cost of shares acquired	$52	$21

Cost of shares redeemed	$(4)	$0

   During the year ended December 31, 1999, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC Inter- national Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	98,819	86,028	63,125	63,864	111,639	138,272	3,805
Shares received from reinvestment of dividends	2,383	2,972	280	24	568	2,946	1

Total shares acquired	101,202	89,000	63,405	63,888	112,207	141,218	3,806
Shares redeemed	(37,920)	(8,517)	(16,857)	(22,422)	(17,308)	(12,282)	(1,191)

Net increase (decrease) in shares owned	63,282	80,483	46,548	41,466	94,899	128,936	2,615
Shares owned, beginning of period	136,591	100,826	28,951	88,832	67,806	125,926	322

Shares owned, end of period	199,873	181,309	75,499	130,298	162,705	254,862	2,937

Cost of shares acquired	$1,473	$1,356	$668	$560	$2,731	$3,173	$42

Cost of shares redeemed	$(552)	$(130)	$(178)	$(192)	$(425)	$(276)	$(14)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth with Income	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	47,305	66,347	98,758	77,155	30,678	14,365	12,178
Shares received from reinvestment of dividends	5,331	0	1,167	334	781	186	0

Total shares acquired	52,636	66,347	99,925	77,489	31,459	14,551	12,178
Shares redeemed	(10,413)	(6,503)	(12,956)	(9,504)	(4,663)	(2,769)	(4,872)

Net increase (decrease) in shares owned	42,223	59,844	86,969	67,985	26,796	11,782	7,306
Shares owned, beginning of period	13,587	32,534	74,245	23,690	7,338	0	0

Shares owned, end of period	55,810	92,378	161,214	91,675	34,134	11,782	7,306

Cost of shares acquired	$117	$1,627	$1,992	$1,573	$565	$194	$254

Cost of shares redeemed	$(23)	$(157)	$(260)	$(194)	$(84)	$(34)	$(103)

	Oppenheimer Aggresive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Shares purchased	15,443	40,681	71,164	2,999,557	114,011	11,509	5,994
Shares received from reinvestment of dividends	0	1,264	331	24	568	2,946	0

Total shares acquired	15,443	41,945	71,495	2,999,581	114,579	14,455	5,994
Shares redeemed	(2,169)	(4,015)	(10,297)	(919,175)	(17,684)	(3,631)	(8)

Net increase (decrease) in shares owned	13,274	37,930	61,198	2,080,406	96,895	10,824	5,986
Shares owned, beginning of period	13,335	27,601	17,530	303,636	27,409	0	0

Shares owned, end of period	26,609	65,531	78,728	2,384,042	124,304	10,824	5,986

Cost of shares acquired	$861	$1,676	$1,599	$3,060	$578	$313	$64

Cost of shares redeemed	$(119)	$(159)	$(229)	$(979)	$(100)	$(17)	$0

	Van Eck Hard Asset	Van Eck Real Estate
Shares purchased	1,019	155
Shares received from reinvestment of dividends	0	0

Total shares acquired	1,019	155
Shares redeemed	(2)	(35)

Net increase (decrease) in shares owned	1,017	120
Shares owned, beginning of period	0	0

Shares owned, end of period	1,017	120

Cost of shares acquired	$11	$1

Cost of shares redeemed	$0	$0

4.  RELATED PARTY TRANSACTIONS

    Contract owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with policy terms. These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the policy.

    The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Fund.

    Protective Life offers a loan privilege to contract owners. Contract owners may obtain loans using the contract as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding approximated $1.1 million and $0.4 million at December 31, 2000 and 1999, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Share Owner
Protective Life Insurance Company
Birmingham, Alabama

    In our opinion, the consolidated financial statements listed in the index on page F-1 of this Form S-6 present fairly, in all material respects, the financial position of Protective Life Insurance Company and Subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the index on page F-1 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Birmingham, Alabama
March 1, 2001

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands)

	Year Ended December 31
	2000	1999	1998
REVENUES
Premiums and policy fees	$1,545,969	$1,137,256	$1,027,340
Reinsurance ceded	(822,450)	(538,033)	(459,215)

Net of reinsurance ceded	723,519	599,223	568,125
Net investment income	696,937	623,231	603,795
Realized investment gains (losses)	(14,599)	4,760	2,136
Other income	51,202	27,102	20,201

	1,457,059	1,254,316	1,194,257

BENEFITS AND EXPENSES
Benefits and settlement expenses (net of reinsurance ceded: 2000-$538,291; 1999-$344,474; 1998-$330,494)	924,210	771,527	730,496
Amortization of deferred policy acquisition costs	149,574	104,913	111,188
Amortization of goodwill	3,867
Other operating expenses (net of reinsurance ceded: 2000-$223,498; 1999-$150,570; 1998-$166,375)	187,302	176,439	172,228

	1,264,953	1,052,879	1,013,912

INCOME BEFORE INCOME TAX	192,106	201,437	180,345
INCOME TAX EXPENSE
Current	15,491	47,504	48,237
Deferred	52,580	25,675	14,925

	68,071	73,179	63,162

NET INCOME	$124,035	$128,258	$117,183

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share amounts)

	December 31
	2000	1999
ASSETS
Investments:
Fixed maturities, at market (amortized cost: 2000-$7,463,700; 1999-$6,546,798)	$7,390,110	$6,304,554
Equity securities, at market (cost: 2000-$44,450; 1999-$32,092)	41,792	30,696
Mortgage loans on real estate	2,268,224	1,946,690
Investment real estate, net of accumulated depreciation (2000-$1,226; 1999-$1,014)	12,566	15,582
Policy loans	230,527	232,126
Other long-term investments	66,646	39,943
Short-term investments	172,699	81,171

Total investments	10,182,564	8,650,762
Cash	33,517
Accrued investment income	121,996	101,120
Accounts and premiums receivable, net of allowance for uncollectible amounts (2000-$2,195; 1999-$2,540)	72,189	45,852
Reinsurance receivables	1,099,574	859,684
Deferred policy acquisition costs	1,189,380	1,011,524
Goodwill, net	241,831
Property and equipment, net	51,166	49,002
Other assets	120,874	27,712
Receivable from related parties	4,768	13,059
Assets related to separate accounts
Variable Annuity	1,841,439	1,778,618
Variable Universal Life	63,504	40,293
Other	3,746	3,517

	$15,026,548	$12,581,143

LIABILITIES
Policy liabilities and accruals:
Future policy benefits and claims	$5,033,397	$4,566,426
Unearned premiums	935,605	507,659

Total policy liabilities and accruals	5,969,002	5,074,085
Stable value investment contract deposits	3,177,863	2,680,009
Annuity deposits	1,916,894	1,639,231
Other policyholders' funds	125,336	116,815
Other liabilities	324,901	293,862
Accrued income taxes	(10,932)	(25,833)
Deferred income taxes	72,065	(32,335)
Note payable	2,315	2,338
Indebtedness to related parties	10,000	14,000
Liabilities related to separate accounts
Variable Annuity	1,841,439	1,778,618
Variable Universal Life	63,504	40,293
Other	3,746	3,517

Total liabilities	13,496,133	11,584,600

COMMITMENTS AND CONTINGENT LIABILITIES — NOTE G
SHARE-OWNER'S EQUITY
Preferred Stock, $1.00 par value, shares authorized and issued: 2,000, liquidation preference $2,000	2	2
Common Stock, $1.00 par value, shares authorized and issued: 5,000,000	5,000	5,000
Additional paid-in capital	632,805	327,992
Note receivable from PLC Employee Stock Ownership Plan	(4,841)	(5,148)
Retained earnings	948,819	814,777
Accumulated other comprehensive income
Net unrealized gains (losses) on investments (net of income tax: 2000-$(27,661); 1999-$(78,658))	(51,370)	(146,080)

Total share-owner's equity	1,530,415	996,543

	$15,026,548	$12,581,143

See notes to consolidated financial statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY

(Dollars in thousands, except per share amounts)

	Preferred Stock	Common Stock	Additional Paid-In Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains (Losses) on Investments	Total Share-Owner's Equity
Balance, December 31, 1997	$2	$5,000	$327,992	$(5,378)	$629,436	$61,727	$1,018,779

Net income for 1998					117,183		117,183
Decrease in net unrealized gains on investments (net of income tax-$(2,844))						(5,281)	(5,281)
Reclassification adjustment for amounts included in net income (net of income tax: $(747))						(1,389)	(1,389)

Comprehensive income for 1998							110,513

Common dividends ($12 per share)					(60,000)		(60,000)
Preferred dividends ($50 per share)					(100)		(100)
Decrease in note receivable from PLC ESOP				179			179

Balance, December 31, 1998	2	5,000	327,992	(5,199)	686,519	55,057	1,069,371

Net income for 1999					128,258		128,258
Decrease in net unrealized gains on investments (net of income tax — $(106,638))						(198,043)	(198,043)
Reclassification adjustment for amounts included in net income (net of income tax: $(1,666))						(3,094)	(3,094)

Comprehensive loss for 1999							(72,879)

Decrease in note receivable from PLC ESOP				51			51

Balance, December 31, 1999	2	5,000	327,992	(5,148)	814,777	(146,080)	996,543
Net income for 2000					124,035		124,035
Decrease in net unrealized losses on investments (net of income tax — $45,887)						85,221	85,221
Reclassification adjustment for amounts included in net income (net of income tax — $5,110)						9,489	9,489

Comprehensive income for 2000							218,745

Capital contribution			81,000				81,000
Transfer of subsidiaries from PLC (see Note A)			223,813		10,007		233,820
Decrease in note receivable from PLC ESOP				307			307

Balance, December 31, 2000	$2	$5,000	$632,805	$(4,841)	$948,819	$(51,370)	$1,530,415

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	December 31
	2000	1999	1998
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$124,035	$128,258	$117,183
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment (gains) losses	14,599	(4,760)	(2,136)
Amortization of deferred policy acquisition costs	149,574	104,913	111,188
Amortization of goodwill	3,867
Capitalization of deferred policy acquisition costs	(338,685)	(239,483)	(192,838)
Depreciation expense	9,581	10,513	7,110
Deferred income taxes	55,161	24,234	14,925
Accrued income taxes	13,265	(14,841)	(11,933)
Interest credited to universal life and investment products	766,004	331,746	352,721
Policy fees assessed on universal life and investment products	(197,581)	(165,818)	(139,689)
Change in accrued investment income and other receivables	(160,488)	(119,183)	(159,362)
Change in policy liabilities and other policyholder funds of traditional life and health products	508,454	215,201	322,464
Change in other liabilities	1,809	67,552	(19,771)
Other (net)	(34,626)	(5,526)	(22,634)

Net cash provided by operating activities	914,969	332,806	377,228

CASH FLOWS FROM INVESTING ACTIVITIES
Maturities and principal reduction of investments:
Investments available for sale	12,828,276	9,973,742	10,445,407
Other	133,814	243,280	198,559
Sale of investments:
Investment available for sale	810,716	537,343	1,080,265
Other	5,222	267,892	155,906
Cost of investments acquired:
Investments available for sale	(14,384,625)	(10,625,354)	(11,505,098)
Other	(463,909)	(864,100)	(662,350)
Acquisitions and bulk reinsurance assumptions	(141,040)	46,508
Purchase of property and equipment	(5,085)	(18,075)	(13,077)
Sale of property and equipment		151

Net cash used in investing activities	(1,216,631)	(438,613)	(300,388)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under line of credit arrangements and long-term debt	2,197,800	4,351,177	1,975,800
Capital contribution from PLC	81,000
Principal payments on line of credit arrangements and long-term debt	(2,197,823)	(4,351,203)	(1,973,437)
Principal payment on surplus note to PLC	(4,000)	(4,000)	(2,000)
Dividends to share owner			(60,100)
Investment product deposits and change in universal life deposits	1,811,484	1,300,736	981,124
Investment product withdrawals	(1,553,282)	(1,190,903)	(1,037,424)

Net cash provided by (used in) financing activities	335,179	105,807	(116,037)

INCREASE(DECREASE) IN CASH	33,517	0	(39,197)
CASH AT BEGINNING OF YEAR	0	0	39,197

CASH AT END OF YEAR	$33,517	$0	$0

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year:
Interest on debt	$3,310	$5,611	$8,338
Income taxes	$25,638	$56,192	$57,429
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Reduction of principal on note from ESOP	$307	$51	$179
Acquisitions, related reinsurance transactions and subsidiary transfer
Assets acquired	$759,067	$12,502	$247,894
Liabilities assumed	(384,207)	(12,502)	(380,405)
Equity from subsidiary transfer (see Note A)	(233,820)	0	0

Net	$141,040	$0	$(132,511)

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

    The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries (Protective) are prepared on the basis of accounting principles generally accepted in the United States of America. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from these estimates.

  Entities Included

    The consolidated financial statements include the accounts, after intercompany eliminations, of Protective Life Insurance Company and its wholly-owned subsidiaries. Protective is a wholly-owned subsidiary of Protective Life Corporation (PLC), an insurance holding company.

    On October 1, 2000, PLC transferred its ownership of twenty companies (that market prepaid dental products) to Protective. This transfer was accounted for in a manner similar to that in pooling-of-interests accounting, which resulted in the assets and liabilities of these companies being transferred at amounts equal to PLC's bases (including approximately $200 million of goodwill). In addition, Protective's share-owner's equity was adjusted by an amount equal to the companies' share-owner's equity at October 1, 2000. The results of operations of these companies have been included in the accompanying financial statements since the effective date of the transfer.

  Nature of Operations

    Protective provides financial services through the production, distribution, and administration of insurance and investment products. Protective markets individual life insurance, indemnity and prepaid dental products, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. Protective also maintains a separate division devoted exclusively to the acquisition of insurance policies from other companies.

    The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, and other factors.

  Recently Issued Accounting Standards

    In 1999, Protective adopted Statement of Financial Accounting Standards (SFAS) No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," and Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance Related Assessments" issued by the American Institute of Certified Public Accountants. The adoption of these accounting standards did not have a material effect on PLC's or Protective's financial statements.

    The Financial Accounting Standards Board (FASB) has issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Effective January 1, 2001, SFAS No. 133 (as amended by SFAS Nos. 137 and 138) requires Protective to record derivative financial instruments, including certain derivative instruments embedded in other contracts, on its balance sheet and to carry such derivatives at fair value. Derivatives that are not designated to be part of a qualifying hedging relationship must be adjusted to fair value each period through net income. If the derivative is a hedge, its change in fair value is either offset against the change in fair value of the hedged item through net income or recorded in share-owners' equity until the hedged item is recognized in net income. The fair value of derivatives increases or decreases as interest rates and general economic conditions change. The adoption of SFAS No. 133 on January 1, 2001, will result in a cumulative after-tax charge to net income of approximately $8.3 million and a cumulative after-tax increase to other comprehensive income of approximately $4.0 million in the first quarter of fiscal 2001. The adoption will also impact assets and liabilities recorded on the balance sheet. Prospectively, the adoption may introduce volatility into Protective's reported net income and other comprehensive income depending on future market conditions and Protective's hedging activities.

    In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125." SFAS No. 140 revises the standards of accounting for securitizations and other transfers of financial assets. This statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001.

  Investments

    Protective has classified all of its investments in fixed maturities, equity securities, and short-term investments as "available for sale."

    Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

  •
  Fixed maturities (bonds, and redeemable preferred stocks) — at current market value. Where market values are unavailable, Protective obtains estimates from independent pricing services or estimates market value based upon a comparison to quoted issues of the same issuer or issues of other issuers with similar terms and risk characteristics.

  •
  Equity securities (common and nonredeemable preferred stocks) — at current market value.

  •
  Mortgage loans — at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

  •
  Investment real estate — at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

  •
  Policy loans — at unpaid balances.

  •
  Other long-term investments — at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

  •
  Short-term investments — at cost, which approximates current market value.

    Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $0.6 million in bank deposits voluntarily restricted as to withdrawal.

    As prescribed by SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," certain investments are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owner's equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the adoption of SFAS No. 115 does not affect Protective's operations, its reported share-owner's equity will fluctuate significantly as interest rates change.

    Protective's balance sheets at December 31, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:

	2000	1999
Total investments	$10,258,809	$8,894,426
Deferred policy acquisition costs	1,192,696	992,518
All other assets	3,654,604	2,918,857

	$15,106,109	$12,805,801

Deferred income taxes	$100,256	$46,243
All other liabilities	13,424,068	11,616,935

	13,524,324	11,663,178
Share-owner's equity	1,581,785	1,142,623

	$15,106,109	$12,805,801

    Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

  Derivative Financial Instruments

    Combinations of interest rate swap contracts, options, and futures contracts are sometimes used as hedges against changes in interest rates for certain investments, primarily outstanding mortgage loan commitments, mortgage loans, and mortgage-backed securities, and liabilities arising from interest-sensitive products. Realized gains and losses on certain contracts are deferred and amortized over the life of the hedged asset or liability, and such amortization is recorded in investment income or interest expense. Any unamortized gain or loss is recorded as a realized investment gain or loss upon the early termination of a hedged asset or liability, or when the anticipated transaction is no longer likely to occur. No realized gains or losses were deferred in 2000 and 1999.

    Protective accounts for certain interest rate swaps designated as hedges of available-for-sale securities on a mark-to-market basis. The accrual of interest payable or receivable on these interest rate swaps is reported in investment income. Changes in the market values of these interest rate swaps, exclusive of net interest accruals, are reported in other comprehensive income on a net-of-tax basis.

    Protective uses interest rate swap contracts, swaptions (options to enter into interest rate swap contracts), caps and floors to convert certain investments from a variable to a fixed rate of interest and from a fixed rate to a variable rate of interest. Swap contracts are also used to alter the effective durations of assets and liabilities. Amounts paid or received related to the initiation of certain interest rate swap contracts, swaptions, caps, and floors are deferred and amortized over the life of the related financial instrument, and subsequent periodic settlements are recorded in investment income or interest expense. Gains or losses on contracts terminated upon the early termination of the related financial instrument are recorded as realized investment gains or losses. Amounts paid and received related to the initiation of interest rate swap contracts, swaptions, caps and floors were $1.3 million and $1.1 million, respectively, in 2000. Amounts paid were $1.4 million and $1.0 million in 1999 and 1998, respectively. No amounts were received in 1999 and 1998.

    Protective utilizes foreign currency swaps as hedges of the foreign currency exchange risk associated with its obligations under certain stable value contracts denominated in foreign currencies. Gains and losses are recognized on the currency swaps to the extent of changes in spot exchange rates since inception of the contracts.

    At December 31, 2000, contracts with a notional amount of $2,424.3 million were in a $13.0 million net unrealized loss position. At December 31, 1999, contracts with a notional amount of $1,328.9 million were in a $2.1 million net unrealized gain position. Protective recognized realized investment gains related to derivative financial instruments of $4.5 million and $3.8 million in 2000 and 1999, respectively.

    Protective's derivative financial instruments are with highly rated counterparties.

  Cash

    Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. Protective has deposits with certain financial institutions which exceed federally insured limits. Protective has reviewed the credit worthiness of these financial institutions and believes there is minimal risk of a material loss.

  Property and Equipment

    Property and equipment are reported at cost. Protective primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

    Property and equipment consisted of the following at December 31:

	2000	1999
Home office building	$41,184	$40,524
Other, principally furniture and equipment	66,484	54,412

	107,668	94,936
Accumulated depreciation	56,502	45,934

	$51,166	$49,002

  Separate Accounts

    The assets and liabilities related to separate accounts in which Protective does not bear the investment risk are valued at market and reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements.

  Revenues and Benefits Expense

  •
  Traditional Life, Health, and Credit Insurance Products — Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits and include whole life insurance policies, term and term-like life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

  Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on Protective's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to Protective and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.

    Activity in the liability for unpaid claims is summarized as follows:

	2000	1999	1998
Balance beginning of year	$120,575	$90,332	$106,121
Less reinsurance	47,661	20,019	18,673

Net balance beginning of year	72,914	70,313	87,448

Incurred related to:
Current year	311,633	311,002	288,015
Prior year	(4,489)	(5,574)	(10,198)

Total incurred	307,144	305,428	277,817

Paid related to:
Current year	241,566	264,298	236,001
Prior year	60,972	40,197	58,951

Total paid	302,538	304,495	294,952

Other changes:
Acquisitions and reserve transfers	6,623	1,668	0

Net balance end of year	84,143	72,914	70,313
Plus reinsurance	25,830	47,661	20,019

Balance end of year	$109,973	$120,575	$90,332

  •
  Universal Life and Investment Products — Universal life and investment products include universal life insurance, guaranteed investment contracts, deferred annuities, and annuities without life contingencies. Revenues for universal life and investment products consist of policy fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.6% to 9.4% in 2000.

    Protective's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

  Deferred Policy Acquisition Costs

    Commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business have been deferred. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments,"' Protective makes certain assumptions regarding the mortality, persistency, expenses, and interest rates it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, relating to SFAS No. 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with Protective's universal life and investment products had been realized.

    The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. Protective amortizes the present value of future profits over the premium payment period, including accrued interest of up to approximately 8%. The unamortized present value of future profits for all acquisitions was approximately $343.6 million and $340.6 million at December 31, 2000 and 1999, respectively. During 2000 $47.3 million of present value of future profits was capitalized (relating to acquisitions made during the year) and $44.3 million was amortized. During 1999 $13.3 million of present value of future profits was capitalized, and $43.0 million was amortized.

  Goodwill

    Goodwill is being amortized straight-line over periods ranging from 20 to 40 years. Goodwill at December 31, 2000, is as follows:

Goodwill	$260,773
Accumulated amortization	18,942

$241,831

    Protective periodically evaluates the recoverability of its goodwill by comparing expected future cash flows to the amount of unamortized goodwill. If this evaluation were to indicate the unamortized goodwill is impaired, the goodwill would be reduced to an amount representing the present value of applicable estimated future cash flows.

  Income Taxes

    Protective uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

  Reclassifications

    Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income, total assets, or share-owner's equity.

NOTE B — RECONCILIATION WITH STATUTORY REPORTING PRACTICES

    Financial statements prepared in conformity with accounting principals generally accepted in the United States of America differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred; (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions; (c) deferred income taxes are provided for temporary differences between financial and taxable earnings; (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to share-owner's equity; (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted assets); (f) certain items of interest income, such as mortgage and bond discounts, are amortized differently; and (g) bonds are recorded at their market values instead of amortized cost.

    The reconciliations of net income and share-owner's equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:

	Net Income			Share-Owner's Equity
	2000	1999	1998	2000	1999	1998
In conformity with statutory reporting practices:-(1)	$66,694	$75,114	$147,077	$628,274	$567,634	$531,956
Additions (deductions) by adjustment:
Deferred policy acquisition costs, net of amortization	157,617	120,644	68,155	1,189,380	1,011,524	841,425
Deferred income tax	(52,580)	(25,675)	(14,925)	(72,065)	32,335	(51,735)
Asset Valuation Reserve				103,853	41,104	66,922
Interest Maintenance Reserve	(3,540)	(226)	(1,355)	9,715	19,328	15,507
Nonadmitted items				97,447	51,350	42,835
Other timing and valuation adjustments	(43,757)	72,527	(76,214)	(204,985)	(467,130)	(282,480)
Noninsurance affiliates	21,276	20,698	18,171
Consolidation elimination	(21,675)	(134,824)	(23,726)	(221,204)	(259,602)	(95,059)

In conformity with generally accepted accounting principles	$124,035	$128,258	$117,183	$1,530,415	$996,543	$1,069,371

(1)	Consolidated

    As of December 31, 2000, Protective and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $83.6 million.

    The National Association of Insurance Commissioners has adopted the Codification of Statutory Accounting Principles (Codification). Codification changes current statutory accounting rules in several areas and is effective January 1, 2001. Although Protective has not estimated the potential effect, it does not believe Codification will have a material effect on the financial position, results of operations, or liquidity of Protective.

NOTE C — INVESTMENT OPERATIONS

    Major categories of net investment income for the years ended December 31 are summarized as follows:

	2000	1999	1998
Fixed maturities	$531,887	$466,957	$463,416
Equity securities	2,532	775	905
Mortgage loans	177,917	172,027	158,461
Investment real estate	2,027	1,949	1,224
Policy loans	14,977	15,994	12,346
Other, principally short-term investments	15,491	20,244	16,536

	744,831	677,946	652,888
Investment expenses	47,894	54,715	49,093

	$696,937	$623,231	$603,795

    Realized investment gains (losses) for the years ended December 31 are summarized as follows:

	2000	1999	1998
Fixed maturities	$(14,896)	$13,049	$4,374
Equity securities	1,685	(3,371)	(4,465)
Mortgage loans and other investments	(1,388)	(4,918)	2,227

	$(14,599)	$4,760	$2,136

    Protective recognizes permanent impairments through changes to an allowance for uncollectible amounts on investments. The allowance totaled $21.8 million at December 31, 2000 and $21.1 million at December 31, 1999. Additions and reductions to the allowance are included in realized investment gains (losses). Without such additions/reductions, Protective had net realized investment losses of $13.9 million in 2000, net realized investment gains of $1.7 million in 1999, and net realized investment gains of $3.2 million in 1998.

    In 2000, gross gains on the sale of investments available for sale (fixed maturities, equity securities and short-term investments) were $21.2 million and gross losses were $34.4 million. In 1999, gross gains were $48.8 million and gross losses were $33.6 million. In 1998, gross gains were $32.3 million and gross losses were $32.5 million.

    The amortized cost and estimated market values of Protective's investments classified as available for sale at December 31 are as follows:

2000	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$2,915,813	$49,372	$33,173	$2,932,012
United States Government and authorities	95,567	2,662	0	98,229
States, municipalities, and political subdivision	88,222	3,408	0	91,630
Public utilities	631,698	7,803	5,591	633,910
Convertibles and bonds with warrants	69,013	11,277	12,145	68,145
All other corporate bonds	3,662,586	49,536	146,732	3,565,390
Redeemable preferred stocks	801	0	7	794

	7,463,700	124,058	197,648	7,390,110
Equity securities	44,450	2,761	5,419	41,792
Short-term investments	172,699	0	0	172,699

	$7,680,849	$126,819	$203,067	$7,604,601

1999	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$2,619,918	$18,491	$101,150	$2,537,259
United States Government and authorities	154,954	138	1,257	153,835
States, municipalities, and political subdivisions	27,254	7	295	26,966
Public utilities	537,834	301	14,690	523,445
Convertibles and bonds with warrants	693	0	155	538
All other corporate bonds	3,204,963	5,938	149,591	3,061,310
Redeemable preferred stocks	1,182	19	0	1,201

	6,546,798	24,894	267,138	6,304,554
Equity securities	32,092	644	2,040	30,696
Short-term investments	81,171	0	0	81,171

	$6,660,061	$25,538	$269,178	$6,416,421

    The amortized cost and estimated market values of fixed maturities at December 31, by expected maturity, are shown as follows. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

2000	Amortized Cost	Estimated Market Values
Due in one year or less	$508,619	$505,081
Due after one year through five years	3,946,183	3,930,126
Due after five years through ten years	2,125,817	2,108,270
Due after ten years	883,081	846,633

	$7,463,700	$7,390,110

1999	Amortized Cost	Estimated Market Values
Due in one year or less	$322,576	$322,074
Due after one year through five years	2,926,510	2,877,029
Due after five years through ten years	2,161,638	2,058,897
Due after ten years	1,136,074	1,046,554

	$6,546,798	$6,304,554

    At December 31, 2000 and 1999, Protective had bonds which were rated less than investment grade of $226.5 million and $243.6 million, respectively, having an amortized cost of $306.0 million and $293.1 million, respectively. At December 31, 2000, approximately $70.1 million of the bonds rated less than investment grade were securities issued in company-sponsored commercial mortgage loan securitizations. Approximately $1,160.5 million of bonds are not publicly traded.

    The change in unrealized gains (losses), net of income tax on fixed maturity and equity securities for the years ended December 31 is summarized as follows:

	2000	1999	1998
Fixed maturities	$109,625	$(217,901)	$(21,705)
Equity securities	(820)	973	4,605

    At December 31, 2000, all of Protective's mortgage loans were commercial loans of which 76% were retail, 11% were apartments, 6% were office buildings, and 5% were warehouses, and 2% other. Protective specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. No single tenant's leased space represents more than 5% of mortgage loans. Approximately 75% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Texas, Tennessee, Georgia, Florida, Alabama, South Carolina, Virginia, North Carolina, Mississippi, Washington, Ohio, and Kentucky.

    Many of the mortgage loans have call provisions after 3 to 10 years. Assuming the loans are called at their next call dates, approximately $121.3 million would become due in 2001, $595.5 million in 2002 to 2005, and $282.6 million in 2006 to 2010, and $21.4 million thereafter.

    At December 31, 2000, the average mortgage loan was approximately $2.3 million, and the weighted average interest rate was 7.8%. The largest single mortgage loan was $19.0 million.

    At December 31, 2000 and 1999, Protective's problem mortgage loans (over ninety days past due) and foreclosed properties totaled $20.6 million and $22.9 million, respectively. Since Protective's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on Protective's evaluation of its mortgage loan portfolio, Protective does not expect any material losses on its mortgage loans.

    Certain investments with a carrying value of $4.7 million were non-income producing for the twelve months ended December 31, 2000.

    Policy loan interest rates generally range from 4.0% to 8.0%.

NOTE D — FEDERAL INCOME TAXES

    Protective's effective income tax rate varied from the maximum federal income tax rate as follows:

	2000	1999	1998
Statutory federal income tax rate applied to pretax income	35.0%	35.0%	35.0%
Dividends received deduction and tax-exempt interest	(0.6)	(0.1)	(0.1)
Low-income housing credit	(0.4)	(0.5)	(0.5)
Other	0.2	0.3	0.1
State income taxes	1.2	1.6	0.5

Effective income tax rate	35.4%	36.3%	35.0%

    The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

    Details of the deferred income tax provision for the years ended December 31 are as follows:

	2000	1999	1998
Deferred policy acquisition costs	$44,815	$46,175	$60,746
Benefits and other policy liability changes	10,969	(27,158)	(41,268)
Temporary differences of investment income	(3,333)	6,655	(3,491)
Other items	129	3	(1,062)

	$52,580	$25,675	$14,925

    The components of Protective's net deferred income tax liability as of December 31 were as follows:

	2000	1999
Deferred income tax assets:
Policy and policyholder liability reserves	$205,815	$217,642
Other	1,959	2,088

	207,774	219,730

Deferred income tax liabilities:
Deferred policy acquisition costs	302,631	257,816
Unrealized losses on investments	(22,792)	(70,421)

	279,839	187,395

Net deferred income tax liability	$72,065	$(32,335)

    Under pre-1984 life insurance company income tax laws, a portion of Protective's gain from operations which was not subject to current income taxation was accumulated for income tax purposes in a memorandum account designated as Policyholders' Surplus. The aggregate accumulation in this account at December 31, 2000 was approximately $70.5 million. Should the accumulation in the Policyholders' Surplus account exceed certain stated maximums, or should distributions including cash dividends be made to PLC in excess of approximately $882 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes have not been provided on amounts designated as Policyholders' Surplus. Under current income tax laws, Protective does not anticipate paying income tax on amounts in the Policyholders' Surplus accounts.

    Protective's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations.

NOTE E — DEBT

    Under revolving line of credit arrangements with several banks, PLC can borrow up to $125 million on an unsecured basis. These lines of credit arrangements contain, among other provisions, requirements for maintaining certain financial ratios, and restrictions on indebtedness incurred by PLC's subsidiaries including Protective. Additionally, PLC, on a consolidated basis, cannot incur debt in excess of 50% of its total capital. At December 31, 2000, PLC had no borrowings outstanding under these credit arrangements.

    Protective has arranged sources of credit to temporarily fund scheduled investment commitments. Protective expects that the rate received on its investments will equal or exceed its borrowing rate. Protective had no such temporary borrowings outstanding at December 31, 2000 and 1999. Also, Protective has a mortgage note on investment real estate amounting to approximately $2.3 million that matures in 2003.

    Included in indebtedness to related parties is a surplus debenture issued by Protective to PLC. At December 31, 2000, the balance of the surplus debenture was $10.0 million. The debenture matures in 2003 and has an interest rate of 8.5%.

    Protective routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

    Interest expense on debt totaled $3.8 million, $5.1 million, and $8.3 million in 2000, 1999, and 1998, respectively.

NOTE F — RECENT ACQUISITIONS

    In October 1998 Protective coinsured a block of life insurance policies from Lincoln National Corporation. The policies represent the payroll deduction business originally marketed and underwritten by Aetna. In September 1999, Protective recaptured a block of credit life and disability policies which it had previously ceded.

    In January 2000, Protective acquired the Lyndon Insurance Group (Lyndon). The assets acquired included $47.3 million of present value of future profits and $41.4 million of goodwill.

    These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since their respective effective dates.

    Summarized below are the consolidated results of operations for 1999, on an unaudited pro forma basis, as if the Lyndon acquisition had occurred as of January 1, 1999. The pro forma information is based on Protective's consolidated results of operations for 1999, and on data provided by Lyndon, after giving effect to certain pro forma adjustments. The pro forma financial information does not purport to be indicative of results of operations that would have occurred had the transaction occurred on the basis assumed above nor are they indicative of results of the future operations of the combined enterprises.

1999
(unaudited)
Total revenues	$1,353,850
Net income	$136,923

    On January 19, 2001, Protective coinsured a block of individual life insurance policies with approximately $80 million of annual premium and $725 million of policy liabilities.

NOTE G — COMMITMENTS AND CONTINGENT LIABILITIES

    Protective leases administrative and marketing office space in approximately 46 cities including Birmingham, with most leases being for periods of three to five years. The aggregate annual rent is approximately $7.8 million.

    Under insurance guaranty fund laws, in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

    A number of civil jury verdicts have been returned against insurers and other providers of financial services involving the sales practices, alleged agent misconduct, failure to properly supervise representatives, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive damages. In some states, including Alabama, (where Protective maintains its headquarters), juries have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments in any given lawsuit. In addition, in some class action and other lawsuits, companies have made material settlement payments. Protective and its subsidiaries, like other financial service companies, in the ordinary course of business, are involved in such litigation or, alternatively in arbitration. Although the outcome of any litigation or arbitration cannot be predicted, Protective believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of Protective.

NOTE H — SHARE-OWNER'S EQUITY AND RESTRICTIONS

    At December 31, 2000, approximately $1,122.9 million of consolidated share-owner's equity, excluding net unrealized gains on investments, represented net assets of Protective and its subsidiaries that cannot be transferred to PLC. In addition, Protective and its subsidiaries are subject to various state statutory and regulatory restrictions on their ability to pay dividends to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by Protective in 2001 is estimated to be $83.6 million.

NOTE I — PREFERRED STOCK

    PLC owns all of the 2,000 shares of preferred stock issued by Protective's subsidiary, Protective Life and Annuity Insurance Company (PL&A). Prior to November 1998, the stock paid, when and if declared, annual minimum cumulative dividends of $50 per share, and noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1 million. PL&A paid no preferred dividends during 2000 or 1999. Dividends of $0.1 million were paid to PLC in 1998. Effective November 3, 1998, PL&A's articles of incorporation were amended such that the provision for an annual minimum cumulative dividend was removed.

NOTE J — RELATED PARTY MATTERS

    On August 6, 1990, PLC announced that its Board of Directors approved the formation of an Employee Stock Ownership Plan (ESOP). On December 1, 1990, Protective transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $4.8 million at December 31, 2000, is accounted for as a reduction to share-owner's equity. The stock will be used to match employee contributions to PLC's existing 401(k) Plan. The ESOP shares are dividend paying. Dividends on the shares are used to pay the ESOP's note to Protective.

    Protective leases furnished office space and computers to affiliates. Lease revenues were $4.0 million in 2000, $3.7 million in 1999, and $3.0 million in 1998. Protective purchases data processing, legal, investment and management services from affiliates. The costs of such services were $76.7 million, $69.2 million, and $56.2 million in 2000, 1999, and 1998, respectively. Commissions paid to affiliated marketing organizations of $12.0 million, $11.4 million, and $8.4 million in 2000, 1999, and 1998, respectively, were included in deferred policy acquisition costs.

    Certain corporations with which PLC's directors were affiliated paid Protective premiums and policy fees or other amounts for various types of insurance and investment products. Such premiums, policy fees, and other amounts totaled $50.9 million, $70.3 million and $28.6 million in 2000, 1999, and 1998, respectively. Protective and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $28.2 million, $16.7 million and $7.3 million in 2000, 1999, and 1998, respectively.

    For a discussion of indebtedness to related parties, see Note E.

NOTE K — OPERATING SEGMENTS

    Protective operates seven divisions each having a strategic focus which can be grouped into three general categories: life insurance, specialty insurance products, and retirement savings and investment products. Each division has a senior officer of Protective responsible for its operations. A division is generally distinguished by products and/or channels of distribution. A brief description of each division follows.

Life Insurance

    The Individual Life Division markets level premium term and term-like insurance, universal life, and variable universal life products on a national basis primarily through networks of independent insurance agents.

    The West Coast Division sells universal life and level premium term-like insurance products in the life insurance brokerage market and in the "bank owned life insurance" market.

    The Acquisitions Division focuses on acquiring, converting, and servicing policies acquired from other companies. The Division's primary focus is on life insurance policies sold to individuals.

Specialty Insurance Products

    The Dental Benefits Division's primary focus is on indemnity and prepaid dental products.

    The Financial Institutions Division specializes in marketing credit life and disability insurance products through banks, consumer finance companies and automobile dealers. The Division also offers automobile and recreational marine extended service contracts.

Retirement Savings and Investment Products

    The Stable Value Products Division markets guaranteed investment contracts to 401(k) and other qualified retirement savings plans. The Division also markets fixed and floating rate funding agreements (to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds) and long-term annuity contracts.

    The Investment Products Division manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Individual Life Division's sales force.

Corporate and Other

    Protective has an additional business segment herein referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the Divisions above (including net investment income on unallocated capital and interest on substantially all debt). This segment also includes earnings from several lines of business which Protective is not actively marketing (mostly health insurance).

    Protective uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.

    Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

    There are no significant intersegment transactions.

    The following table sets forth total operating segment income and assets for the periods shown. Adjustments represent the inclusion of unallocated realized investment gains (losses), the reclassification and tax effecting of pretax minority interest, and the recognition of income tax expense. There are no asset adjustments.

    In the first quarter of 2000, certain health insurance lines were transferred from the Dental Benefits Division to the Corporate and Other segment in order to reflect management's current focus. Prior period segment results have been restated to reflect the change.

	Life Insurance
Operating Segment Income	Individual Life	West Coast	Acquisitions
2000
Premiums and policy fees	$340,238	$147,482	$134,099
Reinsurance ceded	(266,412)	(121,495)	(31,102)

Net of reinsurance ceded	73,826	25,987	102,997
Net investment income	60,629	91,688	116,940
Realized investment gains (losses)
Other income	(1,379)		(4)

Total revenues	133,076	117,675	219,933

Benefits and settlement expenses	70,365	79,065	125,151
Amortization of deferred policy acquisition costs and goodwill	33,767	15,003	17,081
Other operating expenses	(10,495)	(12,760)	24,077

Total benefits and expenses	93,637	81,308	166,309

Income before income tax	39,439	36,367	53,624
Income tax expense

Net income

1999
Premiums and policy fees	$274,598	$87,226	$148,620
Reinsurance ceded	(182,092)	(64,019)	(33,754)

Net of reinsurance ceded	92,506	23,207	114,866
Net investment income	59,916	78,128	129,806
Realized investment gains (losses)
Other income	(2,250)	1,302	(9)

Total revenues	150,172	102,637	244,663

Benefits and settlement expenses	74,455	73,176	129,581
Amortization of deferred policy acquisition costs	23,434	6,047	19,444
Other operating expenses	20,850	(2,649)	31,178

Total benefits and expenses	118,739	76,574	180,203

Income before income tax	31,433	26,063	64,460
Income tax expense

Net income

1998
Premiums and policy fees	$228,701	$75,757	$125,329
Reinsurance ceded	(102,533)	(53,377)	(28,594)

Net of reinsurance ceded	126,168	22,380	96,735
Net investment income	55,779	63,492	112,154
Realized investment gains (losses)
Other income	70	6	1,713

Total revenues	182,017	85,878	210,602

Benefits and settlement expenses	106,308	54,617	112,051
Amortization of deferred policy acquisition costs	30,543	4,924	18,894
Other operating expenses	14,983	5,354	26,717

Total benefits and expenses	151,834	64,895	157,662

Income before income tax	30,183	20,983	52,940
Income tax expense

Net income

Operating Segment Assets
2000
Investments and other assets	$1,237,867	$1,576,577	$1,604,854
Deferred policy acquisition costs and goodwill	354,320	276,518	223,430

Total assets	$1,592,187	$1,853,095	$1,828,284

1999
Investments and other assets	$1,205,968	$1,343,517	$1,553,954
Deferred policy acquisition costs	379,117	200,605	235,903

Total assets	$1,585,085	$1,544,122	$1,789,857

1998
Investments and other assets	$1,076,202	$1,149,642	$1,600,123
Deferred policy acquisition costs	301,941	144,455	255,347

Total assets	$1,378,143	$1,294,097	$1,855,470

(1)	Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

	Specialty Insurance Products		Retirement Savings and Investment Products
Operating Segment Income	Dental Benefits	Financial Institutions	Stable Value Products	Investment Products	Corporate and Other	Adjustments(1)	Total Consolidated
2000
Premiums and policy fees	$294,564	$479,397		$30,127	$120,062		$1,545,969
Reinsurance ceded	(78,951)	(258,931)			(65,559)		(822,450)

Net of reinsurance ceded	215,613	220,466		30,127	54,503		723,519
Net investment income	8,913	46,464	$243,133	132,204	(3,034)		696,937
Realized investment gains (losses)			(6,556)	410		$(8,453)	(14,599)
Other income	15,279	28,352		2,809	6,145		51,202

Total revenues	239,805	295,282	236,577	165,550	57,614		1,457,059

Benefits and settlement expenses	151,202	135,494	207,143	109,607	46,183		924,210
Amortization of deferred policy acquisition costs and goodwill	7,739	52,646	900	24,156	2,149		153,441
Other operating expenses	58,805	72,316	3,882	18,203	33,274		187,302

Total benefits and expenses	217,746	260,456	211,925	151,966	81,606		1,264,953

Income before income tax	22,059	34,826	24,652	13,584	(23,992)		192,106
Income tax expense						68,071	68,071

Net income							$124,035

1999
Premiums and policy fees	$217,661	$284,891		$24,248	$100,012		$1,137,256
Reinsurance ceded	(52,252)	(176,928)			(28,988)		(538,033)

Net of reinsurance ceded	165,409	107,963		24,248	71,024		599,223
Net investment income	11,141	24,121	$210,208	106,599	3,312		623,231
Realized investment gains (losses)			(549)	1,446		$3,863	4,760
Other income	7,628	15,831		2,146	2,454		27,102

Total revenues	184,178	147,915	209,659	134,439	76,790		1,254,316

Benefits and settlement expenses	119,950	55,899	175,290	88,642	54,534		771,527
Amortization of deferred policy acquisition costs	8,219	24,718	744	19,820	2,487		104,913
Other operating expenses	37,674	44,728	4,709	14,617	25,332		176,439

Total benefits and expenses	165,843	125,345	180,743	123,079	82,353		1,052,879

Income before income tax	18,335	22,570	28,916	11,360	(5,563)		201,437
Income tax expense						73,179	73,179

Net income							$128,258

1998
Premiums and policy fees	$218,773	$301,230		$18,809	$58,741		$1,027,340
Reinsurance ceded	(85,753)	(188,958)					(459,215)

Net of reinsurance ceded	133,020	112,272		18,809	58,741		568,125
Net investment income	11,166	25,068	$213,136	105,827	17,173		603,795
Realized investment gains (losses)			1,609	1,318		$(791)	2,136
Other income	4,848	10,302		1,799	1,463		20,201

Total revenues	149,034	147,642	214,745	127,753	77,377		1,194,257

Benefits and settlement expenses	101,586	52,629	178,745	85,045	39,515		730,496
Amortization of deferred policy acquisition costs	6,859	28,526	735	17,213	3,494		111,188
Other operating expenses	31,142	48,837	2,876	14,428	27,891		172,228

Total benefits and expenses	139,587	129,992	182,356	116,686	70,900		1,013,912

Income before income tax	9,447	17,650	32,389	11,067	6,477		180,345
Income tax expense						63,162	63,162

Net income							$117,183

Operating Segment Assets
2000
Investments and other assets	$192,906	$1,369,915	$3,340,099	$3,844,168	$428,951		$13,595,337
Deferred policy acquisition costs and goodwill	214,770	150,984	2,144	127,334	81,711		1,431,211

Total assets	$407,676	$1,520,899	$3,342,243	$3,971,502	$510,662		$15,026,548

1999
Investments and other assets	$197,673	$727,857	$2,766,178	$3,355,863	$418,609		$11,569,619
Deferred policy acquisition costs	25,819	51,339	1,156	117,577	8		1,011,524

Total assets	$223,492	$779,196	$2,767,334	$3,473,440	$418,617		$12,581,143

1998
Investments and other assets	$197,337	$645,909	$2,869,304	$2,542,536	$700,417		$10,781,470
Deferred policy acquisition costs	23,836	39,212	1,448	75,177	9		841,425

Total assets	$221,173	$685,121	$2,870,752	$2,617,713	$700,426		$11,622,895

(1)	Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

NOTE L — EMPLOYEE BENEFIT PLANS

    PLC has a defined benefit pension plan covering substantially all of its employees. The plan is not separable by affiliates participating in the plan. However, approximately 86% of the participants in the plan are employees of Protective. The benefits are based on years of service and the employee's highest thirty-six consecutive months of compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum finding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

    The actuarial present value of benefit obligations and the funded status of the plan taken as a whole at December 31 are as follows:

	2000	1999
Projected benefit obligation, beginning of the year	$36,530	$36,547
Service cost - benefits earned during the year	3,338	3,270
Interest cost - on projected benefit obligation	3,195	2,779
Actuarial gain (loss)	1,968	(5,729)
Plan amendment	833	32
Benefits paid	(326)	(369)

Projected benefit obligation, end of the year	45,538	36,530

Fair value of plan assets beginning of the year	34,420	25,147
Actual return on plan assets	(148)	2,594
Employer contribution	6,876	7,048
Benefits paid	(326)	(369)

Fair value of plan assets end of the year	40,822	34,420

Plan assets less than the projected benefit obligation	(4,716)	(2,110)
Unrecognized net actuarial loss from past experience different from that assumed	7,766	2,601
Unrecognized prior service cost	1,226	569
Unrecognized net transition asset		(17)

Net pension liability recognized in balance sheet	$4,276	$1,043

    Net pension cost of the defined benefit pension plan includes the following components for the years ended December 31:

	2000	1999	1998
Service cost	$3,338	$3,270	$2,585
Interest cost	3,195	2,779	2,203
Expected return on plan assets	(3,049)	(2,348)	(1,950)
Amortization of prior service cost	176	115	112
Amortization of transition asset	(17)	(17)	(17)
Recognized net actuarial loss		494	305

Net pension cost	$3,643	$4,293	$3,238

    Protective's share of the net pension cost was approximately $4.1 million, $3.6 million, and $2.6 million, in 2000, 1999, and 1998, respectively.

    Assumptions used to determine the benefit obligations as of December 31 were as follows:

	2000	1999	1998
Weighted average discount rate	7.50%	8.00%	6.75%
Rates of increase in compensation level	5.25%	5.75%	4.75%
Expected long-term rate of return on assets	8.50%	8.50%	8.50%

    At December 31, 2000, approximately $20.9 million of the assets of the pension plan were in a group annuity contract with Protective and therefore are included in the general assets of Protective. Approximately $19.9 million of the assets of the pension plan are invested in a collective trust managed by Northern Trust Corporation.

    Prior to July 1, 1999, upon retirement, the amount of pension plan assets vested in the retiree were used to purchase a single premium annuity from Protective in the retiree's name. Therefore, amounts presented above as plan assets exclude assets relating to such retirees. Beginning July 1, 1999, retiree obligations are being fulfilled from pension plan assets.

    PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed by federal income tax law. At December 31, 2000 and 1999, the projected benefit obligation of this plan totaled $14.3 million and $13.1 million, respectively, of which $10.1 million and $8.3 million, respectively, have been recognized in PLC's financial statements.

    Net pension cost of the excess benefits plan includes the following components for the years ended December 31:

	2000	1999	1998
Service cost	$736	$695	$611
Interest cost	1,067	887	722
Amortization of prior service cost	19	113	112
Amortization of transition asset	37	37	37
Recognized net actuarial loss	194	265	173

Net pension cost	$2,053	$1,997	$1,655

    In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. The postretirement benefit is provided by an unfunded plan. At December 31, 2000 and 1999, the liability for such benefits was approximately $1.2 million. The expense recorded by PLC was $0.1 million in 2000, 1999 and 1998. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

    Life insurance benefits for retirees are provided through the purchase of life insurance policies upon retirement from $10,000 up to a maximum of $75,000. This plan is partially funded at a maximum of $50,000 face amount of insurance.

    PLC sponsors a defined contribution retirement plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code. PLC established an Employee Stock Ownership Plan (ESOP) to match voluntary employee contributions to PLC's 401(k) Plan. In 1994, a stock bonus was added to the 401(k) Plan for employees who are not otherwise under a bonus or sales incentive plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to Protective less dividends on shares held by the ESOP. At December 31, 2000, PLC had committed up to 143,229 shares to be released to fund employee benefits. The expense recorded by PLC for these employee benefits was less than $0.1 million in 2000, 1999, and 1998.

    PLC sponsors a deferred compensation plan for certain directors, officers, agents, and others. Compensation deferred is credited to the participants in cash, PLC Common Stock, or as a combination thereof.

NOTE M — STOCK BASED COMPENSATION

    Certain Protective employees participate in PLC's stock-based incentive plans and receive stock appreciation rights (SARs) from PLC.

    Since 1973, PLC has had stock-based incentive plans to motivate management to focus on PLC's long-range performance through the awarding of stock-based compensation. Under plans approved by share owners in 1997 and 1998, up to 5,000,000 shares may be issued in payment of awards.

    The criteria for payment of performance awards is based upon a comparison of PLC's average return on average equity and total rate of return over a four year award period (earlier upon the death, disability, or retirement of the executive, or in certain circumstances, of a change in control of PLC) to that of a comparison group of publicly held life and multiline insurance companies. If PLC's results are below the median of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned.

    In 1998 and 1999, 71,340 and 99,380 performance shares were awarded, respectively, having an estimated fair value on the grant date of $2.3 million and $3.4 million, respectively. In 2000, 3,330 performance shares and 513,618 stock appreciation rights (SARs) were awarded, having a combined estimated fair value on the grant date of $3.7 million. The SARs, if earned, expire after ten years.

    A performance share is equivalent in value to one share of PLC Common Stock. With respect to SARs, PLC will pay an amount equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date. Awards are paid in shares of PLC Common Stock. At December 31, 2000, outstanding awards measured at maximum payouts were 398,878 performance shares and 793,236 SARs.

    During 1996 and 2000, SARs were granted to certain officers of PLC to provide long-term incentive compensation based solely on the performance of PLC's Common Stock. The SARs are exercisable after five years (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. In 2000, 217,500 SARs were awarded, having an estimated fair value on the grant date of $1.5 million. The number of SARs granted in 1996 and 2000 outstanding at December 31, 2000, was 660,000 and 215,000, respectively.

    The 1996 SARs have a base price of $17.4375. The 2000 SARs have a base price of $22.31. The fair value of the 2000 SARs was estimated using a Black-Sholes option pricing model. Assumptions used in the model were as follows: expected volatility of 23.65% (approximately equal to that of the S&P Life Insurance Index), a risk-free interest rate of 6.5%, a dividend rate of 2.15%, and an expected exercise date of March 7, 2007.

    The expense recorded by PLC for its stock-based compensation plans was $4.1 million, $4.0 million, and $3.3 million in 2000, 1999, and 1998, respectively.

NOTE N — REINSURANCE

    Protective reinsures certain of its risks with, and assumes risks from other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, Protective generally pays specific premiums to the reinsurer and receives specific amounts from the reinsurer as reimbursement for certain expenses. Coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies. A substantial portion of Protective's new life insurance and credit insurance sales are being reinsured. Protective reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers.

    Protective has reinsured approximately $126.0 billion, $93.5 billion, and $64.8 billion in face amount of life insurance risks with other insurers representing $496.4 million, $364.7 million, and $294.4 million of premium income for 2000, 1999, and 1998, respectively. Protective has also reinsured accident and health risks representing $262.2 million, $172.8 million, and $164.8 million of premium income for 2000, 1999, and 1998, respectively. In 2000 and 1999, policy and claim reserves relating to insurance ceded of $988.4 million and $739.3 million respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with Protective. At December 31, 2000 and 1999, Protective had paid $33.5 million and $46.8 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, at December 31, 2000, Protective had receivables of $78.2 million related to insurance assumed.

NOTE O — ESTIMATED FAIR VALUES OF FINANCIAL INSTRUMENTS

    The carrying amount and estimated fair values of Protective's financial instruments at December 31 are as follows:

	2000		1999
	Carrying Amount	Estimated Fair Values	Carrying Amount	Estimated Fair Values
Assets (see Notes A and C):
Investments:
Fixed maturities	$7,390,110	$7,390,110	$6,304,554	$6,304,554
Equity securities	41,792	41,792	30,696	30,696
Mortgage loans on real estate	2,268,224	2,385,174	1,946,690	1,909,026
Short-term investments	172,699	172,699	81,171	81,171
Liabilities (see Notes A and E):
Stable value account balances	3,177,863	3,250,991	2,680,009	2,649,616
Annuity account balances	1,916,894	1,893,749	1,639,231	1,598,993
Notes payable	2,315	2,315	2,338	2,338
Other (see Note A):
Derivative Financial Instruments	(6,079)	(13,011)	5,273	3,564

    Except as noted below, fair values were estimated using quoted market prices. Protective estimates the fair value of its mortgage loans using discounted cash flows from the next call date. Protective believes the fair value of its short-term investments and notes payable to banks approximates book value due to either being short-term or having a variable rate of interest. Protective estimates the fair value of its guaranteed investment contracts and annuities using discounted cash flows and surrender values, respectively. Protective believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

    Protective estimates the fair value of its derivative financial instruments using market quotes or derivative pricing models. The fair value represents the net amount of cash Protective would have received (or paid) had the contracts been terminated on December 31.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F	COL. G	COL. H	COL. I	COL. J
Segment	Deferred Policy Acquisition Costs	Future Policy Benefits and Claims	Unearned Premiums	Stable Value and Annuity Deposits Policyholders' Funds	Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisition Costs	Other Operating Expenses(1)
Year Ended
December 31, 2000:
Life Insurance
Individual Life	$354,320	$1,222,673	$315	$14,878	$73,826	$60,629	$70,365	$33,767	$(10,495)
West Coast	276,518	1,499,173	0	86,227	25,987	91,688	79,065	15,003	(12,760)
Acquisitions	223,430	1,364,830	484	238,465	102,997	116,940	125,151	17,081	24,077
Specialty Insurance Products
Dental Benefits	11,788	95,665	2,602	63,351	215,613	8,913	151,202	6,386	60,158
Financial Institutions	112,135	294,458	929,943	3,945	220,466	46,464	135,494	50,132	74,830
Retirement Savings and Investment Products
Stable Value Products	2,144	162,236	0	3,177,863	0	243,133	207,143	900	3,882
Investment Products	127,334	306,021	0	1,633,203	30,127	132,204	109,607	24,156	18,203
Corporate and Other	81,711	88,341	2,261	2,161	54,503	(3,034)	46,183	2,149	33,274

TOTAL	$1,189,380	$5,033,397	$935,605	$5,220,093	$723,519	$696,937	$924,210	$149,574	$191,169

Year Ended
December 31, 1999:
Life Insurance
Individual Life	$379,117	$1,210,188	$338	$17,159	$92,506	$59,916	$74,455	$23,434	$20,851
West Coast	200,605	1,279,554	0	74,831	23,208	78,126	73,176	6,047	(2,649)
Acquisitions	235,903	1,374,445	558	260,267	114,866	129,806	129,581	19,444	31,178
Specialty Insurance Products
Dental Benefits	25,819	126,592	2,994	74,204	165,409	11,141	119,950	5,534	40,359
Financial Institutions	51,339	150,888	503,735	9,044	107,962	24,122	55,899	24,718	44,728
Retirement Savings and Investment Products
Stable Value Products	1,156	167,415	0	2,680,009	0	210,209	175,290	744	4,708
Investment Products	117,577	254,492	0	1,320,453	24,248	106,599	88,642	19,820	14,617
Corporate and Other	8	2,852	34	88	71,024	3,312	54,534	5,172	22,647

TOTAL	$1,011,524	$4,566,426	$507,659	$4,436,055	$599,223	$623,231	$771,527	$104,913	$176,439

Year Ended
December 31, 1998:
Life Insurance
Individual Life	$301,941	$1,054,253	$355	$10,802	$126,168	$55,779	$106,308	$30,543	$14,983
West Coast	144,455	1,006,280	0	77,254	22,380	63,492	54,617	4,924	5,354
Acquisitions	255,347	1,383,759	553	233,846	96,735	112,154	112,051	18,894	26,717
Specialty Insurance Products
Dental Benefits	23,836	111,916	3,341	78,224	133,020	11,166	101,586	4,171	33,830
Financial Institutions	39,212	215,451	385,006	105,434	112,272	25,068	52,629	28,526	48,837
Retirement Savings and Investment Products
Stable Value Contracts	1,448	172,674	0	2,691,697	0	213,136	178,745	735	2,876
Investment Products	75,177	194,726	0	1,233,528	18,809	105,827	85,045	17,213	14,428
Corporate and Other	9	944	39	88	58,741	17,173	39,515	6,182	25,203

TOTAL	$841,425	$4,140,003	$389,294	$4,430,873	$568,125	$603,795	$730,496	$111,188	$172,228

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

S-1

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(Dollars in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31, 2000:
Life insurance in force	$153,371,754	$128,374,583	$17,050,342	$42,047,513	40.6%

Premiums and policy fees:
Life insurance	$691,153	$496,715	$112,669	$307,107	36.7%
Accident and health insurance	545,240	261,940	24,393	307,693	7.9%
Property and liability insurance	159,346	63,795	13,168	108,719	12.1%

TOTAL	$1,395,739	$822,450	$150,230	$723,519

Year Ended December 31, 1999:
Life insurance in force	$112,726,959	$92,566,755	$17,089,627	$37,249,831	45.9%

Premiums and policy fees:
Life insurance	$540,430	$364,680	$131,855	$307,605	42.9%
Accident and health insurance	403,491	172,852	27,266	257,905	10.6%
Property and liability insurance	34,104	501	110	33,713	0.3%

TOTAL	$978,025	$538,033	$159,231	$599,223

Year Ended December 31, 1998:
Life insurance in force	$91,980,657	$64,846,246	$18,010,434	$45,144,845	39.9%

Premiums and policy fees:
Life insurance	$537,002	$294,363	$87,965	$330,604	26.6%
Accident and health insurance	361,705	164,852	14,279	211,132	6.8%
Property and liability insurance	26,389			26,389	0.0%

TOTAL	$925,096	$459,215	$102,244	$568,125

S-2

Appendix A

Examples of Death Benefit Computations Under Options A and B

    Option A Example.  For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option A, a Policy with a $250,000 Face Amount will generally pay $250,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $100,000, the Death Benefit will exceed the $250,000 Face Amount. Each additional dollar added to Policy Value above $100,000 will increase the Death Benefit by $2.50. A Policy with a $250,000 Face Amount and a Policy Value of $125,000 will provide Death Benefit of $312,500 ($125,000 x 250%); a Policy Value of $150,000 will provide a Death Benefit of $375,000 ($150,000 x 250%); a Policy Value of $175,000 will provide a Death Benefit of $437,500 ($175,000 x 250%).

    Similarly, so long as Policy Value exceeds $100,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $112,500 to $100,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $281,250 to $250,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

    The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $250,000 Face Amount unless the Policy Value exceeded approximately $135,138 (rather than $100,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

    Option B Example.  For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option B, a Policy with a Face Amount of $250,000 will generally provide a Death Benefit of $250,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $25,000 will have a Death Benefit of $275,000 ($250,000 + $25,000); a Policy Value of $50,000 will provide a Death Benefit of $300,000 ($250,000 + $50,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $166,665, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $166,665 will increase the Death Benefit by $2.50. A Policy with a Face Amount of $250,000 and a Policy Value of $175,000 will provide a Death Benefit of $437,500 ($175,000 x 250%); a Policy Value of $200,000 will provide a Death Benefit of $500,000 ($200,000 x 250%).

    Similarly, any time Policy Value exceeds $166,665, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $200,000 to $187,500 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $500,000 to $468,750. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

    The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Face Amount factor would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $250,000 unless the Policy Value exceeded $294,118 (rather than $166,665), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

A-1

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

A-2

PART II — OTHER INFORMATION
UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

    Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

    In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO
RULE SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

    Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

CONTENTS OF REGISTRATION STATEMENT

    This registration statement consists of the following papers and documents:

    The facing sheet.

    The prospectus consisting of 128 pages.

    The undertaking to file reports.

    The Rule 484 undertaking.

    Representations pursuant to Section 26(e) of the Investment Company Act of 1940.

    The signatures.

    Written consents of the following persons:
        Nancy Kane, Esq.
        Stephen Peeples, F.S.A., M.A.A.A.
        Sutherland Asbill & Brennan LLP
        PricewaterhouseCoopers, L.L.P.

    The following exhibits:

1.A.	(1)		Certified resolutions of the board of directors of Protective Life Insurance Company establishing Protective Variable Life Separate Account.*
	(2)		None.
	(3)	(a)	Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and Protective Variable Life Separate Account.**
		(a)(1)	Amendment I to the Underwriting Agreement.†††
		(b)	Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers.**
	(4)		None.
	(5)	(a)	Form of Contract.††††††
		(b)	Children's term life rider.*
		(c)	Accidental death benefit rider.*
		(d)	Disability benefit rider.*
		(e)	Guaranteed insurability rider.*
		(f)	Protected insurability benefit rider.*
		(g)	Term Rider for Covered Insured.****
		(h)	Terminal Illness Accelerated Death Benefit Endorsement.††††
	(6)	(a)	Charter of Protective Life Insurance Company.*
		(b)	By-Laws of Protective Life Insurance Company.*
	(7)		None
	(8)		None
	(9)	(a)	Participation/Distribution Agreement (Protective Investment Company).**
		(a)(1)	Amendment 1 to the Participation Agreement.†††
		(b)	Participation Agreement (Oppenheimer Variable Account Funds).***
		(c)	Participation Agreement (MFS Variable Insurance Trust).***
		(d)	Participation Agreement (Acacia Capital Corporation).***
		(e)	Participation Agreement (Van Eck Worldwide Insurance Trust).††
		(f)	Participation Agreement (Van Kampen Life Investment Trust) †††††
		(g)	Form of Participation Agreement (Fidelity Variable Insurance Products Funds)#

	(10)	Contract Application.****
2.		Opinion and consent of Nancy Kane, Esq.
3.		Not applicable.
4.		Not applicable.
5.		Not applicable.
6.		Notice of Withdrawal Right. (Not Applicable)
7.		Opinion and consent of Stephen Peeples, F.S.A., M.A.A.A.
8.		Consent of Sutherland Asbill & Brennan LLP
9.		Consent of PricewaterhouseCoopers, L.L.P.
10.		Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures.##
11.		Power of Attorney.

*	Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.
**	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.
***	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.
****	Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on May 8, 1998.
*****	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 30, 1998.
†	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on June 19, 1998.
††	Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form N-4 Registration Statement (File No. 333-60149) as filed with the Commission on October 26, 1998.
†††	Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on June 3, 1998.
††††	Incorporated herein by reference to the Post-Effective Amendment Number 5 to the Form S-6 Registration Statement (File. No. 33-61599) as filed with the Commission on April 25, 2000.
†††††	Incorporated herein by reference to the Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 20, 2000.
††††††	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-72775) as filed with the Commission on May 13, 1999.
#	Incorporated herein by reference to the Post-Effective Amendment No. 7 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 20, 2001.
##	Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-72775) as filed with the Commission on April 26, 2000.

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement on Form S-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 20, 2001.

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT (Registrant)
By:	/s/ JOHN D. JOHNS John D. Johns, President Protective Life Insurance Company

PROTECTIVE LIFE INSURANCE COMPANY (Depositor)
By:	/s/ JOHN D. JOHNS John D. Johns, President Protective Life Insurance Company

    As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form S-6 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Drayton Nabers, Jr.	Chairman of the Board and Director (Principal Executive Officer)	April 20, 2001
/s/ JOHN D. JOHNS John D. Johns	President and Director (Principal Financial Officer)	April 20, 2001
/s/ JERRY W. DEFOOR Jerry W. DeFoor	Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	April 20, 2001
* R. Stephen Briggs	Director	April 20, 2001
* Jim E. Massengale	Director	April 20, 2001

* A.S. Williams III	Director	April 20, 2001
* Chris T. Calos	Director	April 20, 2001
* Richard J. Bielen	Director	April 20, 2001
* T. Davis Keyes	Director	April 20, 2001
* Carolyn King	Director	April 20, 2001
* Deborah J. Long	Director	April 20, 2001
* Steven A. Schultz	Director	April 20, 2001
* Wayne E. Stuenkel	Director	April 20, 2001
*By: /s/ NANCY KANE Nancy Kane Attorney-in-Fact		April 20, 2001

EXHIBIT INDEX

2.	Opinion and Consent of Nancy Kane, Esq.
7.	Opinion and Consent of Stephen Peeples, F.S.A., M.A.A.A.
8.	Consent of Sutherland Asbill & Brennan LLP
9.	Consent of PricewaterhouseCoopers, L.L.P.
11.	Powers of Attorney

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SUMMARY AND DIAGRAM OF THE POLICY
EXPENSE TABLE
GENERAL INFORMATION ABOUT PROTECTIVE LIFE, THE VARIABLE ACCOUNT AND THE FUNDS
  Protective Life Insurance Company
  Protective Variable Life Separate Account
  The Funds
  Other Information about the Funds.
  Other Investors in the Funds
  Addition, Deletion or Substitution of Investments
  Voting Rights
THE POLICY
  Purchasing a Policy
  Cancellation Privilege
  Premiums
  Premium Allocations
  Policy Lapse and Reinstatement
CALCULATION OF POLICY VALUES
  Variable Account Value
  Fixed Account Value
POLICY BENEFITS
  Transfers of Policy Values
  Surrender Privilege
  Withdrawal Privilege
  Policy Loans
  Death Benefit Proceeds
  Settlement Options
THE FIXED ACCOUNT
  The Fixed Account
  Interest Credited on Fixed Account Value
  Payments from the Fixed Account
CHARGES AND DEDUCTIONS
  Monthly Deduction
  Transfer Fee
  Withdrawal Charge
  Fund Expenses
  Exchange Privilege
  Effect of the Exchange Offer
ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS
OTHER POLICY BENEFITS AND PROVISIONS
  Limits on Rights to Contest the Policy
  Changes in the Policy or Benefits
  Suspension or Delay in Payments
  Reports to Policy Owners
  Assignment
  Arbitration
  Supplemental Riders and Endorsements
  Reinsurance
USES OF THE POLICY
TAX CONSIDERATIONS
  Introduction
  Tax Status of Protective Life
  Taxation of Life Insurance Policies
  Policies Not Owned by Individuals.
  Policies Which Are Not MECs
  Policies Which Are MECs
  Federal Income Tax Withholding
OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE
  Sale of the Policies
  Protective Life Directors and Executive Officers
  State Regulation
  Additional Information
  Independent Accountants
  Experts
  IMSA
  Legal Matters
  Financial Statements
INDEX TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT ACCOUNTANTS
REPORT OF INDEPENDENT ACCOUNTANTS
CONSOLIDATED STATEMENTS OF INCOME
CONSOLIDATED BALANCE SHEETS
CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY
CONSOLIDATED STATEMENTS OF CASH FLOWS
Appendix A
Examples of Death Benefit Computations Under Options A and B